                                 SCHEDULE 14A
                                (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [X]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            TIVOLI INDUSTRIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:
         Common stock
     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:
         1,237,000 shares of common stock plus options to purchase 297,333
     -------------------------------------------------------------------------
         shares of common stock and warrants to purchase 86,664 shares of
     -------------------------------------------------------------------------
         common stock.
     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         The filing fee was determined based upon: (a) the purchase of 1,237,000
     -------------------------------------------------------------------------
         shares of common stock at a price of $4.50 per share; and (b) the
     -------------------------------------------------------------------------
         cancellation of options to purchase an aggregate of 297,333 shares of
     -------------------------------------------------------------------------
         common stock, in consideration for a payment equal to the excess of
     -------------------------------------------------------------------------
         $4.50 over the exercise price per share of such options multiplied by
     -------------------------------------------------------------------------
         the number of shares subject to such options; and (c) the cancellation
     -------------------------------------------------------------------------
         of warrants to purchase an aggregate of 86,664 shares of common stock,
     -------------------------------------------------------------------------
         in consideration for a payment equal to the excess of $4.50 over the
     -------------------------------------------------------------------------
         exercise price per share of such warrants multiplied by the number of
     -------------------------------------------------------------------------
         shares subject to such warrants.
     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
         $5,602,111.94
     -------------------------------------------------------------------------


     (5) Total fee paid:
         $1,120.43
     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                            TIVOLI INDUSTRIES, INC.
                         1513 EAST ST. GERTRUDE PLACE
                          SANTA ANA, CALIFORNIA 92705

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                       To Be Held on November [11], 1999

TO THE SHAREHOLDERS OF TIVOLI INDUSTRIES, INC.:

You are cordially invited to attend a special meeting of shareholders of Tivoli Industries, Inc. to be held on November [11], 1999, at 9:00 a.m., Pacific Standard Time at the Sutton Place Hotel, 4500 MacArthur Blvd., Newport Beach, CA, 92660, for the following purposes:

At the special meeting you will be asked to consider and vote upon a proposal to approve a merger between Tivoli and a wholly owned subsidiary of Targetti Sankey S.p.A. If the merger is completed, Tivoli will become a subsidiary of Targetti, and you will receive $4.50 in cash for each of your shares of Tivoli common stock.

Your Board of Directors has determined that the merger is advisable, fair to and in the best interests of Tivoli and its shareholders. ACCORDINGLY, YOUR BOARD HAS APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE MERGER AT THE SPECIAL MEETING. Officers and directors have interests in the merger that are different from, or in addition to, their interests as Tivoli shareholders, including with respect to the receipt of certain payments, which may create possible conflicts of interest. These interests are summarized in the section entitled "The Merger -- Interests of Certain Persons in the Merger; Possible Conflicts of Interest" in the accompanying proxy statement.

The accompanying notice of meeting and proxy statement explain the proposed merger and provide specific information concerning the special meeting. Please read these materials carefully.

We cannot complete the merger unless holders of a majority of the outstanding shares of Tivoli common stock vote to approve it. Whether or not you plan to be present at the special meeting, please sign and return your proxy as soon as possible in the enclosed self-addressed envelope so that your vote will be recorded. Details are outlined on the enclosed proxy card. Your vote is very important.

                              /s/ Terrence C. Walsh

                              Terrence C. Walsh
                              Chairman of the Board of Directors and Chief
                              Executive Officer

This proxy statement and form of proxy is dated October [22], 1999 and is first being mailed to shareholders on or about October [25], 1999.

                            TIVOLI INDUSTRIES, INC.
                         1513 EAST ST. GERTRUDE PLACE
                         SANTA ANA, CALIFORNIA  92705

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                       To Be Held on November [11], 1999

TO THE SHAREHOLDERS OF TIVOLI INDUSTRIES, INC.:

Notice is Hereby Given that the Special Meeting of Shareholders of Tivoli Industries, Inc., a California corporation, will be held on November [11], 1999, at 9:00 a.m. Pacific Standard Time at the Sutton Place Hotel, 4500 MacArthur Blvd., Newport Beach, CA, 92660, for the following purposes:

   - To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of September 17, 1999, among Tivoli, Targetti Sankey S.p.A. and Florence Acquisition Corp., a California corporation, and to approve the related merger, pursuant to which Florence Acquisition Corp. will be merged into Tivoli and each share of Tivoli outstanding common stock will be converted into the right to receive $4.50 in cash, without interest; and

   - To transact such other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

Only those persons who were holders of record of Tivoli common stock at the close of business on October 15, 1999, will be entitled to notice of, and to vote at, the special meeting and any adjournment or postponement of the special meeting.

Any shareholder of the Company has the right to dissent from the merger and to obtain the "fair value" or such shareholder's shares of Tivoli common stock, provided that such shareholder perfects his or her dissenter's rights in accordance with Section 1300 of the California General Corporation Law (the "CGCL"). Please see the discussion of dissenter's rights in the accompanying proxy statement on page [___]. A copy of Section 1300 of the CGCL is attached as Appendix C to the proxy statement.


                              By Order of the Board of Directors,



                              Terrence C. Walsh
                              Chairman and Chief Executive Officer

Santa Ana, California
October [22], 1999

All shareholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed Proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting.
Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                               TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----

QUESTIONS AND ANSWERS ABOUT THE MERGER................................   3

FORWARD-LOOKING STATEMENTS............................................   5

SUMMARY...............................................................   6
  The Companies.......................................................   6
  The Special Meeting.................................................   6
  The Merger..........................................................   8
  Dissenter's Rights..................................................  10
  Market Prices of Tivoli Common Stock................................  10
  Forward-Looking Statements..........................................

THE COMPANIES.........................................................  11
  Tivoli Industries, Inc..............................................  11
  Targetti Sankey S.p.A...............................................  11
  Florence Acquisition Corp...........................................  11

THE SPECIAL MEETING...................................................  12
  General.............................................................  12
  Record Date And Voting..............................................  12
  Required Vote.......................................................  12
  Proxies; Revocation.................................................  13
  Adjournments Or Postponements.......................................  13

THE MERGER............................................................  14
  Background of the Merger............................................  14
  Tivoli's Reasons for the Merger; Recommendation of the Tivoli
    Board.............................................................  15
  Opinion of Tivoli's Financial Advisor...............................  16
  Material United States Federal Income Tax Consequences..............  17
  Regulatory Matters..................................................  18
  Accounting Treatment................................................  18
  Merger Financing....................................................  18
  Interests of Certain Persons in the Merger; Possible
    Conflicts of Interest.............................................  18

THE MERGER AGREEMENT..................................................  21
  Structure And Effective Time........................................  21
  Merger Consideration................................................  21
  Payment Procedures..................................................  21
  Treatment of Tivoli Stock Options and Warrants......................  21
  Directors And Officers of the Surviving Corporation.................  21
  Representations And Warranties......................................  22
  Covenants; Conduct of the Business of Tivoli Prior to the
    Merger............................................................  23
  No Solicitation of Acquisition Transactions.........................  24
  Employee Benefits...................................................  24
  Compliance With Legal Requirements..................................  25
  Indemnification.....................................................  25
  Conditions to the Merger............................................  25
  Termination.........................................................  26
  Termination Fees....................................................  26
  Expenses............................................................  26
  Amendment...........................................................  26
  Dissenter's Rights..................................................  27

BUSINESS..............................................................  29

PROPERTIES............................................................  37

LEGAL PROCEEDINGS.....................................................  37

HISTORICAL MARKET PRICE AND DIVIDEND DATA.............................  37

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
 RESULTS OF OPERATIONS................................................  38
  Overview............................................................  38
  Results of Operations...............................................  38
  Financial Position, Capital Resources and Liquidity.................  40
  "Year 2000" Requirements............................................  40

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
 AND MANAGEMENT.......................................................  41

INDEPENDENT PUBLIC ACCOUNTANTS........................................  42

SHAREHOLDER PROPOSALS.................................................  42

WHERE YOU CAN FIND MORE INFORMATION...................................  42

FINANCIAL STATEMENTS.................................................. F-1



APPENDICES

Appendix A -- Agreement and Plan of Merger, dated as of
September 17, 1999.................................................... A-1
Appendix B -- Opinion of L.H. Friend, Weinress, Frankson & Presson,
   Inc................................................................ B-1
Appendix C -- Section 1300 et seq. of the California General
Corporation Law....................................................... C-1

                    QUESTIONS AND ANSWERS ABOUT THE MERGER

The following questions and answers are intended to address briefly some commonly asked questions regarding the merger. These questions and answers may not address all questions that may be important to you as a Tivoli shareholder. Please refer to the more detailed information contained elsewhere in this proxy statement, the appendices to this proxy statement and the documents referred to or incorporated by reference in this proxy statement.

Q. WHAT IS THE PROPOSED TRANSACTION?

   A. Targetti will acquire Tivoli by merging a wholly-owned subsidiary of Targetti into Tivoli.

Q. WHY IS THE TIVOLI BOARD OF DIRECTORS RECOMMENDING THE MERGER?

   A. The Tivoli Board believes that the merger is fair to and in the best interests of Tivoli and its shareholders. The Tivoli Board received an opinion from L. H. Friend, Weinress, Frankson & Presson, Inc. that, as of September 17, 1999, and based on and subject to the matters set forth in that opinion, the $4.50 per share in cash to be received by holders of Tivoli common stock pursuant to the merger agreement was fair from a financial point of view to such holders. To review the Tivoli Board's reasons for recommending the merger, see page 15. Also, some members of the Tivoli Board have additional interests in the merger which may create possible conflicts of interest as discussed on pages 18 through 19.

Q. IF THE MERGER IS COMPLETED, WHAT WILL I RECEIVE FOR MY TIVOLI COMMON STOCK?

   A. You will receive $4.50 in cash, without interest, for each share of Tivoli common stock you own.

Q. WHO IS ENTITLED TO VOTE AT THE SPECIAL MEETING?

   A. Holders of record of Tivoli common stock as of the close of business on October 15, 1999 are entitled to vote at the special meeting. Each Tivoli shareholder has one vote for each share of Tivoli common stock owned.

Q. WHAT VOTE IS REQUIRED FOR THE TIVOLI SHAREHOLDERS TO APPROVE THE MERGER?

   A. In order for the merger to be approved, holders of a majority of the outstanding Tivoli common stock must vote FOR the merger.

Q. WHAT DO I NEED TO DO NOW?

   A. After carefully reading and considering the information contained in this proxy statement, please vote your shares of Tivoli common stock as soon as possible. You may vote your shares (1) by returning the enclosed proxy, or
   (2) by appearing at the special meeting of shareholders. Your proxy materials include detailed information on how to vote.

Q. IF MY SHARES ARE HELD FOR ME BY MY BROKER, WILL MY BROKER VOTE THOSE SHARES FOR ME?

   A. Your broker will vote your shares only if you provide instructions to your broker on how to vote. You should instruct your broker on how to vote your shares, using the instructions provided by your broker.

Q. CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY PROXY CARD?

   A. Yes. You can change your vote at any time before your proxy is voted at the special meeting. You may revoke your proxy by notifying the Secretary of Tivoli in writing or by submitting a new proxy, in each case, dated after the date of the proxy being revoked. In addition, your proxy may be revoked by attending the special meeting and voting in person. However, simply attending the special meeting will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the instructions received from your broker to change your vote.


                                       3.

Q. DO I NEED TO ATTEND THE SPECIAL MEETING IN PERSON?

   A. No. It is not necessary for you to attend the special meeting in order to vote your shares, although you are welcome to attend.

Q. WILL I HAVE THE RIGHT TO HAVE MY SHARES APPRAISED IF I DISSENT FROM THE
MERGER?

   A. Yes, you will have dissenter's rights. If you wish to exercise your dissenter's rights you must not vote in favor of the merger and you must strictly follow the other requirements of California law. A summary describing the requirements you must meet in order to exercise your dissenter's rights is in the section entitled "Dissenter's Rights" on pages 27 through 28 of this proxy statement.

Q. WHEN IS THE MERGER EXPECTED TO BE COMPLETED?

   A. We are working toward completing the merger as quickly as possible. The merger cannot be completed until a number of conditions are satisfied. The most important condition is approval of the merger and the transactions contemplated thereby by Tivoli shareholders at the special meeting.

Q. SHOULD I SEND IN MY TIVOLI STOCK CERTIFICATES NOW?

   A. No. After the merger is completed, representatives of Targetti will send you written instructions for exchanging your Tivoli stock certificates. You must return your Tivoli stock certificate as described in the instructions. You will receive your cash payment as soon as practicable after representatives of Targetti receive your Tivoli stock certificates, together with the documents requested in the instructions.

Q. WILL I OWE TAXES AS A RESULT OF THE MERGER?

   A. The merger will be a taxable transaction for all holders of Tivoli common stock. As a result, the cash you receive in the merger for your shares of Tivoli common stock and any cash you receive from exercising your dissenter's rights will be subject to United States federal income tax and also may be taxed under applicable state, local, and other tax laws. In general, you will recognize gain or loss equal to the difference between (1) the amount of cash you receive (other than cash that represents interest you receive in connection with the exercise of dissenter's rights) and (2) the tax basis of your shares of Tivoli common stock. Any cash you receive in connection with the exercise of dissenters' rights that represents interest will generally be taxable to you as ordinary interest income. Refer to the section entitled "The Merger--Material United States Federal Income Tax Consequences" on page 17 of this proxy statement for a more detailed explanation of the tax consequences of the merger. You should consult your tax advisor on how specific tax consequences of the merger apply to you.

Q. WHAT OTHER MATTERS WILL BE VOTED ON AT THE SPECIAL MEETING?

   A. Tivoli does not expect to ask shareholders to vote on any other matter at the special meeting.


                                       4.

Q. WHERE CAN I FIND MORE INFORMATION ABOUT TIVOLI?

   A. Tivoli files periodic reports and other information with the Securities and Exchange Commission. You may read and copy this information at the SEC's public reference facilities. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for information about these facilities. This information is also available at the Internet site maintained by the SEC at http://www.sec.gov and at the offices of the Nasdaq SmallCap Market. For a
      ------------------
   more detailed description of the information available, please see page 42.

Q. WHO CAN HELP ANSWER MY QUESTIONS?

   A. If you have questions about the merger after reading this proxy statement, you should contact Charles Kimmel at (714) 957-6101.


                                       5.

                                    SUMMARY

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you as a Tivoli shareholder. Accordingly, we encourage you to carefully read this entire document and the documents to which we have referred you.

THE COMPANIES

Tivoli Industries, Inc.
1513 East St. Gertrude Place
Santa Ana, California 92705
(714) 957-6101

Tivoli designs, develops, manufactures, markets and sells specialty lighting and related products designed for use in architectural applications where energy efficient, economical, precision, decorative and high performance sources are required. Tivoli also develops customized, engineered "to order" products for its larger customers. Applications of Tivoli's products, both domestically and internationally, are movie theater aisle and step lighting, marquees, illuminated ceilings, architectural cove, and decorative highlighting in hotels, restaurants, casinos, theaters, riverboat gaming vessels and cruise ships, accent and display lighting in stores, malls and specialty retail, restaurants, theme parks and high end residential.

Tivoli is a California corporation and was incorporated in 1967. Tivoli's common stock is traded on the Nasdaq SmallCap Market under the symbol "TVLI."

Targetti Sankey S.p.A.
Via Pratese, 164
50145 Florence, Italy
011 39 055 37911

Targetti is an Italian corporation organized in 1928. Targetti manufactures and sells electric lighting fixtures, technical lighting systems, table lamps, standing lamps and suspended lamps, all types of light bulbs of different power, electrical accessories and related items. Targetti's common stock is traded on the Milan Stock Exchange under the symbol "TS."

Florence Acquisition Corp.
Via Pratese, 164
50145 Florence, Italy
011 39 055 37911

Florence is a wholly owned subsidiary of Targetti formed solely for the purpose of effecting the merger with Tivoli.

THE SPECIAL MEETING

Date, Time and Place

The special meeting will be held on November [11], 1999, at 9:00 a.m., Pacific Standard Time at the Sutton Place Hotel, 4500 MacArthur Blvd., Newport Beach, CA, 92660, for the following purposes:

   - To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of September 17, 1999, among Tivoli, Targetti and Florence, and to approve the related merger, pursuant to which Florence will be merged into Tivoli and each share of Tivoli outstanding common stock will be converted into the right to receive $4.50 in cash, without interest; and

   - To transact such other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

This proxy statement and the enclosed form of proxy are first being mailed to Tivoli shareholders on or about October [25], 1999.

                                       6.

Purpose

You will be asked to consider and vote upon a proposal to approve the merger agreement. The merger agreement provides that a wholly-owned subsidiary of Targetti will be merged into Tivoli and each outstanding share of Tivoli common stock will be converted into the right to receive $4.50 in cash, without interest. However, you will have the right to demand dissenter's rights and receive the fair market value of your shares of Tivoli common stock as determined under California law. Shares of Tivoli common stock held by Tivoli as treasury stock, and any shares of Tivoli common stock held by Targetti, Florence or any other wholly-owned subsidiary will be cancelled and no consideration of any kind shall be paid therefore.

The persons named in the accompanying proxy also will have discretionary authority to vote upon other business, if any, that properly comes before the special meeting and any adjournments or postponements of the special meeting, including any adjournments or postponements for the purpose of soliciting additional proxies to approve the merger.

Record Date and Voting Power

You are entitled to vote at the special meeting if you owned shares of Tivoli common stock at the close of business on October 15, 1999, the record date for the special meeting. You will have one vote for each share of Tivoli common stock you owned on the record date. As of the record date, there are [1,237,000] shares of Tivoli common stock entitled to be voted.

Vote Required

Approval of the merger requires the affirmative vote of the holders of a majority of the outstanding shares of Tivoli common stock.

Share Ownership of Directors and Executive Officers

As of September 30, 1999, the directors and executive officers of Tivoli owned approximately 34.9% of the shares of Tivoli common stock entitled to vote at the special meeting. Each of them has advised us that he or she plans to vote all of their shares in favor of approval of the merger.

In connection with, and concurrently with, the execution and delivery of the merger agreement, Targetti and each of Terrence and Marilyn Walsh, Peter J. Shaw, Gordon C. Westerling, Charles Kimmel, Vincent F. Monte, Gerald E. Morris, Intalite International N.V. and Gordon C. Westerling, as trustee of the Westerling Family Trust (collectively, the "Voting Agreement Parties") entered into voting agreements, each dated September 17, 1999 (collectively, the "Voting Agreements"). The Voting Agreements relate to an aggregate of 431,673 shares of Tivoli common stock, which represents approximately 34.9% of the shares of Tivoli common stock outstanding. Pursuant to the Voting Agreements, each of the Voting Agreement Parties has agreed, among other things, that at any meeting of the holders of Tivoli common stock, or in connection with any written consent of the holders of Tivoli common stock, the Voting Agreement Parties will vote (or cause to be voted) all shares of Tivoli common stock held of record or beneficially owned by the Voting Agreement Parties, whether heretofore owned or hereafter acquired: (i) in favor of the merger, the adoption of the merger agreement by Tivoli, and each of the other transactions and actions contemplated by the merger agreement and any actions required in furtherance thereof; and
(ii) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Tivoli under the merger agreement not being fulfilled. Each of the Voting Agreements terminates upon the termination of the merger agreement or upon the effective time of the merger.

Voting and Proxies

Any Tivoli shareholder entitled to vote may vote (1) by returning the enclosed proxy, or (2) by appearing at the special meeting.

Revocability of Proxy

Any Tivoli shareholder who executes and returns a proxy may revoke that proxy at any time before it is voted in any one of the following three ways:

     - filing with the Secretary of Tivoli, at or before the special meeting, a written notice of revocation which is dated a later date than the proxy;

     - sending a later-dated proxy relating to the same shares to the Secretary of Tivoli, at or before the special meeting; or

     -  attending the special meeting and voting in person by ballot.

Simply attending the special meeting will not constitute revocation of a proxy.

                                       7.

Tivoli's Recommendation to Shareholders

Your Board of Directors has approved the merger agreement, and determined that the merger is advisable, fair to and in the best interests of Tivoli and its shareholders. Your Tivoli Board recommends that shareholders vote FOR approval of the merger at the special meeting. Officers and directors have interests in the merger that are different from, or in addition to, their interests as Tivoli shareholders, including with respect to the receipt of certain payments, which may create possible conflicts of interest. These interests are summarized under "The Merger -- Interests of Certain Persons in the Merger; Possible Conflicts of Interest."


THE MERGER

Structure of the Merger

Upon the terms and conditions of the merger agreement, Florence, a wholly owned subsidiary of Targetti, will be merged with and into Tivoli. Tivoli will remain in existence as a wholly owned subsidiary of Targetti.

Merger Consideration

Upon completion of the merger, each issued and outstanding share of Tivoli common stock will be converted into the right to receive $4.50 in cash, without interest. Treasury shares, shares held by Tivoli's subsidiaries, Targetti, Florence and Targetti's wholly-owned subsidiaries, and shares with respect to which dissenter's rights are perfected will not be converted into the right to receive $4.50 per share merger consideration.

Closing of the Merger

Before we can complete the merger, we must satisfy a number of conditions. These include:

     - approval of the merger agreement by holders of a majority of the outstanding shares of Tivoli common stock;

     -  the absence of any legal prohibitions against the merger;

     - material compliance with our representations and agreements under the merger agreement; and

     -  receipt of material consents and approvals.

We expect to merge shortly after all of the conditions to the merger have been satisfied or waived in accordance with the provisions of the merger agreement. We expect to complete the merger prior to December 15, 1999, but we cannot be certain when or if the conditions will be satisfied or waived.

Exchange Procedures

The exchange agent will mail a letter of transmittal with instructions to all record holders of Tivoli common stock as of the time of the completion of the merger. YOU SHOULD NOT SURRENDER YOUR CERTIFICATES UNTIL YOU HAVE RECEIVED THE LETTER OF TRANSMITTAL AND INSTRUCTIONS.

Treatment of Tivoli Stock Options and Warrants

The merger agreement provides that all outstanding Tivoli stock options issued pursuant to Tivoli's stock option plans, whether or not then vested or exercisable, will be cancelled immediately before the effective time of the merger. Each holder of an option will receive an amount in cash equal to the excess of $4.50 over the exercise price for each share covered by an option, less applicable withholding taxes. As of September 30, 1999, 297,333 shares of Tivoli common stock were issuable upon exercise of outstanding Tivoli stock options at a weighted average exercise price of approximately $6.854, of which options to purchase approximately 24,167 shares have an exercise price per share of less than $4.50 with a weighted average exercise price per share of approximately $4.125.

All outstanding warrants to purchase Tivoli common stock will, following the effective time of the merger, be exercisable only for an amount of cash equal to the warrant consideration (defined as an amount, if any, per warrant equal to the product of (i) the number of shares of Tivoli common stock issuable upon exercise of such warrant and (ii) the difference between the $4.50 and the exercise price per share of Tivoli common stock, without interest, which amount shall be paid from and after the effective time of the merger), and the holders of such warrants shall be entitled to receive, in cash, an amount, if any, equal to the warrant consideration. None of the outstanding warrants have an exercise price less than $4.50 per share.

Opinion of Financial Advisor

                                       8.

L.H. Friend, Weinress, Frankson & Presson, Inc. has delivered its opinion dated September 17, 1999, to the Tivoli Board to the effect that, as of the date of the opinion, and based on and subject to the matters set forth in that opinion, the $4.50 per share in cash to be received by holders of Tivoli common stock pursuant to the merger agreement was fair from a financial point of view to such holders. The opinion is not a recommendation on how any Tivoli shareholder should vote with respect to the approval of the merger. A copy of the opinion is attached to this proxy statement as Appendix B. You are urged to read the L.H. Friend fairness opinion in its entirety.

Merger Financing

It is expected that Targetti will need approximately $6.5 million in order to complete the merger. This includes payments to be made to Tivoli shareholders and holders of Tivoli stock options and warrants, and payment of fees and expenses. Targetti has available to it cash, credit lines or other sources of financing to provide the funds necessary for completion of the merger and the transactions contemplated under the merger agreement.

Termination of the Merger Agreement

Tivoli and Targetti may agree in writing to terminate the merger agreement at any time without completing the merger, even after the shareholders of Tivoli have approved it. The merger agreement may also be terminated at any time prior to the effective time of the merger, in certain circumstances, including:

     -  if the merger is not completed by December 15, 1999;

     - if any court or governmental agency issues a final order, decree or ruling or takes any other action permanently restraining, enjoining or otherwise preventing the merger;

     - if the other party to the merger agreement materially breaches its representations or agreements and fails to cure its breach in five (5) business days or if any representation of the non-terminating party proves to be untrue in any material respect when made;

     - if any material adverse effect on the business, assets, condition, operating results or prospects of Tivoli (subject to certain exceptions);

     - if the Tivoli Board changes or withdraws its recommendation of the merger agreement, resolves to enter into a letter of intent, agreement in principle or similar agreement or enters into any definitive agreement with respect to an alternative transaction with a third party, or if we receive a written proposal from another third party regarding the sale of the Company and the Tivoli Board takes a neutral position or makes no recommendation with respect to such proposal after a reasonable amount of time; and

     - if Tivoli shareholders fail to approve the merger at the special meeting.

Termination Fees If Merger Not Completed

Tivoli must pay Targetti a termination fee of $500,000 (plus reasonable costs and expenses incurred by Targetti and Florence in connection with the negotiation and performance of the merger agreement and the transactions contemplated thereby) if the merger agreement is terminated because the Tivoli Board changes or withdraws its recommendation of the merger agreement or resolves to enter into a letter of intent, agreement in principle or similar agreement or enters into a definitive agreement with respect to an alternative transaction with a third party, or if Tivoli receives a written proposal from another third party regarding the sale of Tivoli and the Tivoli Board takes a neutral position with respect to such proposal or makes no recommendation with respect to such proposal after a reasonable amount of time.

Interests of Certain Persons in the Merger; Possible Conflicts of Interest

Officers and directors have interests in the merger that are different from, or in addition to, their interests as Tivoli shareholders. These interests include:

     - many of our officers and directors hold vested and unvested Tivoli stock options and warrants to acquire Tivoli common stock; the merger agreement provides that all outstanding Tivoli stock options and warrants will be cancelled at the effective time of the merger in exchange for a cash payout equal to the difference between the $4.50 merger consideration and the exercise price of such stock options or warrants;

                                       9.

     - the executive officers of Tivoli have each agreed to terminate their respective existing employment agreement with Tivoli and enter into a new employment agreement with the surviving corporation;

     - under the terms of the merger agreement, certain officers of the Company will be entitled to receive specified cash payments upon completion of the merger and upon the first and second anniversary thereof; and

     - under the merger agreement, our officers and directors will be indemnified by Targetti and Tivoli against certain liabilities for six years after the Merger, and Targetti will maintain in effect, to the extent available, directors' and officers' liability insurance maintained by Tivoli and its subsidiaries on behalf of those directors and officers for such period.

Regulatory Matters

There are no federal or state regulatory requirements that must be complied with or approvals that must be obtained in connection with the merger and the transactions contemplated thereby.

Accounting Treatment

The merger will be treated as a "purchase" for accounting purposes.

Material Federal Income Tax Consequences

The merger will be a taxable transaction to you. For United States federal income tax purposes, you will generally recognize gain or loss in the merger in an amount equal to the difference between the cash you receive (other than cash that represents interest you receive in connection with the exercise of dissenter's rights) and your tax basis in your Tivoli common stock. Any cash you receive in connection with the exercise of dissenter's rights that represents interest will generally be taxable to you as ordinary interest income. Because determining the tax consequences of the merger can be complicated, you should consult your own tax advisor in order to understand fully how the merger will affect you.

DISSENTER'S RIGHTS

Under California law, Tivoli shareholders who do not vote for approval of the merger and who comply with the other statutory requirements of the CGCL may elect to receive, in cash, the judicially determined fair value of their shares of Tivoli common stock in lieu of the $4.50 merger consideration.

MARKET PRICES OF TIVOLI COMMON STOCK

Tivoli common stock is traded on the Nasdaq SmallCap Market under the symbol "TVLI." On September 17, 1999, the last full trading day prior to the public announcement of the merger agreement, the closing price of Tivoli common stock was $3.3125. On October [21], 1999, the last full trading day prior to the date of this proxy statement, the closing price for Tivoli common stock was $[___].

FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995) based on our current plans and expectations relating to analyses of value, expectations for anticipated growth in the future and future success under various efforts, and, as such, these forward-looking statements involve uncertainty and risk. These forward-looking statements are contained in the sections entitled "Summary," "The Merger," "Management's Discussion and Analysis of Financial Conditions and Results of Operations," and other sections of this proxy statement. In addition, actual results could differ materially from the forward-looking statements contained in this proxy statement because of many factors, such as the completion and impact of the merger on operating results and capital resources, the impact on profitability from economic and market conditions, and the impact on cash requirements and liquidity.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in the forward-looking statements. We do not undertake any obligation to update the forward-looking statements contained or incorporated in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

All information contained in this proxy statement with respect to Targetti, Florence, and the financing for the merger has been supplied by Targetti.

                                      10.

                                 THE COMPANIES

TIVOLI INDUSTRIES, INC.

Tivoli designs, develops, manufactures, markets and sells specialty lighting and related products designed for use in architectural applications where energy efficient, economical, precision, decorative and high performance sources are required. Tivoli also develops customized, engineered "to order" products for its larger customers. Applications of Tivoli's products, both domestically and internationally, are movie theater aisle and step lighting, marquees, illuminated ceilings, architectural cove, and decorative highlighting in hotels, restaurants, casinos, theaters, riverboat gaming vessels and cruise ships, accent and display lighting in stores, malls and specialty retail, restaurants, theme parks and high end residential.

Tivoli is a California corporation and was incorporated in 1967. Tivoli's common stock is traded on the Nasdaq SmallCap Market under the symbol "TVLI."

TARGETTI SANKEY S.P.A.

Targetti manufactures and sells electric lighting fixtures, technical lighting systems, table lamps, standing lamps and suspended lamps, all types of light bulbs of different power, electrical accessories and related items. Targetti operates directly and through sole distributor in more than 90 countries worldwide, and employs approximately 350 people. Targetti is an Italian corporation that was formed in 1928. Targetti's common stock is traded on the Milan Stock Exchange under the symbol "TS." Targetti's executive offices are located at Via Pratese, 164, 50145 Firenze, Italia, telephone 011 39 055 37911.

FLORENCE ACQUISITION CORP.

Florence is a California corporation formed by Targetti in 1999 solely for the purpose of merging into Tivoli. Florence Acquisition Corp. is a wholly owned subsidiary of Targetti. The mailing address of Florence's principal executive offices is c/o Targetti Sankey S.p.A., Via Pratese, 164, 50145 Firenze, Italia, telephone 011 39 055 37911.

                                      11.

                              THE SPECIAL MEETING

GENERAL

This proxy statement is being furnished to Tivoli shareholders as part of the solicitation of proxies by the Tivoli Board for use at a special meeting to be held on November [11], 1999, starting at 9:00 a.m., local time, at the Sutton Place Hotel, 4500 MacArthur Blvd., Newport Beach, CA, 92660. The purpose of the special meeting is for the Tivoli shareholders to consider and vote upon a proposal to approve the merger agreement, by and among Tivoli, Targetti, and Florence and the related merger of Florence into Tivoli. A copy of the merger agreement is attached to this proxy statement as Appendix A. This proxy statement and the enclosed form of proxy are first being mailed to Tivoli shareholders on or about October [25], 1999.

Unless otherwise noted, all share numbers and percentages with respect to Tivoli common stock have been adjusted to reflect a one-for-three reverse stock split effective as of March 26, 1999.

RECORD DATE AND VOTING

The holders of record of Tivoli common stock as of the close of business on October 15, 1999 are entitled to receive notice of, and to vote at, the special meeting. On the record date, there were 1,237,000 shares of Tivoli common stock outstanding.

The holders of a majority of the outstanding shares of Tivoli common stock on October 15, 1999, represented in person or by proxy, will constitute a quorum for purposes of the special meeting. A quorum is necessary to hold the special meeting. Any shares of Tivoli common stock held in treasury by Tivoli or by any of its subsidiaries are not considered to be outstanding for purposes of determining a quorum. Once a share is represented at the special meeting, it will be counted for the purpose of determining a quorum at the special meeting and any adjournment or postponement of the special meeting, unless the holder is present solely to object to the special meeting. However, if a new record date is set for the adjourned special meeting, then a new quorum will have to be established.

REQUIRED VOTE

Each outstanding share of Tivoli common stock on October 15, 1999 entitles the holder to one vote at the special meeting. Completion of the merger requires the approval of the merger agreement and the transactions contemplated thereby by the affirmative vote of the holders of a majority of the outstanding shares of Tivoli common stock. You must vote your shares of Tivoli common stock (1) by returning the enclosed proxy, or (2) by appearing at the special meeting in order for your shares of Tivoli common stock to be included in the vote. As of September 30, 1999, the directors and executive officers of Tivoli owned, in the aggregate, 431,673 shares of Tivoli common stock, which represents approximately 34.9% of the outstanding shares of Tivoli common stock on that date. The directors and executive officers have informed Tivoli that they intend to vote all of their shares of Tivoli common stock FOR the merger proposal.

In connection with, and concurrently with, the execution and delivery of the merger agreement, Targetti and each of Terrence and Marilyn Walsh, Peter J. Shaw, Gordon C. Westerling, Charles Kimmel, Vincent F. Monte, Gerald E. Morris, Intelite International N.V. and Gordon C. Westerling, as trustee of the Westerling Family Trust entered into voting agreements, each dated September 17, 1999. The Voting Agreements relate to an aggregate of 431,673 shares of Tivoli common stock, which represents approximately 34.9% of the shares of Tivoli common stock outstanding. Pursuant to the Voting Agreements, each of the Voting Agreement Parties has agreed, among other things, that at any meeting of the holders of Tivoli common stock, or in connection with any written consent of the holders of Tivoli common stock, the Voting Agreement Parties will vote (or cause to be voted) all shares of Tivoli common stock held of record or beneficially owned by the Voting Agreement Parties, whether heretofore owned or hereafter acquired: (i) in favor of the merger, the adoption of the merger agreement by Tivoli, and each of the other transactions and actions contemplated by the merger agreement and any actions required in furtherance thereof; and (ii) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Tivoli under the merger agreement not being fulfilled. Each of the Voting Agreements terminates upon the termination of the merger agreement or upon the effective time of the merger.

Under the rules of the Nasdaq SmallCap Market, brokers who hold shares in street name for customers have the authority to vote on "routine" proposals when they have not received instructions from beneficial owners. Under the rules of the Nasdaq SmallCap Market, brokers are precluded from exercising their voting discretion with respect to the approval of non-routine matters such as the merger proposal and thus, absent specific instructions from the beneficial owner of such shares, brokers are not empowered to vote such shares with respect to the approval of such proposals (i.e., "broker non-votes"). Abstentions and properly executed broker non-votes

                                      12.

will be treated as shares that are present and entitled to vote at the special meeting for purposes of determining whether a quorum exists and will have the same effect as votes against approval of the merger proposal.

PROXIES; REVOCATION

If you vote your shares of Tivoli common stock by signing a proxy, your shares will be voted at the special meeting as you indicate on your proxy card. If no instructions are indicated on your signed proxy card, your shares of Tivoli common stock will be voted FOR the approval of the merger agreement and the transactions contemplated thereby.

You may revoke your proxy at any time before the proxy is voted at the special meeting. A proxy may be revoked prior to the vote at the special meeting by submitting a written revocation to the Secretary of Tivoli at 1513 East St. Gertrude Place, Santa Ana, California 92705 or by submitting a new proxy, in either case, dated after the date of the proxy that is being revoked. In addition, a proxy may also be revoked by voting in person at the special meeting. However, simply attending the special meeting will not revoke a proxy.

Your Tivoli Board is not currently aware of any other business to be brought before the special meeting. If, however, other matters are properly brought before the special meeting or any adjournment or postponement of the special meeting regarding which the Board of Directors was not aware would be presented at the meeting a reasonable time before the solicitation, the persons appointed as proxies will have discretionary authority to vote the shares of Tivoli common stock represented by duly executed proxies in accordance with their discretion and judgment.

Tivoli and Targetti will share the costs associated with printing and filing this proxy statement. Officers and employees of Tivoli may solicit proxies by telephone or in person. However, they will not be paid for soliciting proxies. In addition, although it is not expected, Tivoli may elect to retain a proxy solicitor to help assist it in the solicitation of proxies at a cost of up to approximately $10,000, plus reasonable expenses. Tivoli also will request that persons and entities holding shares in their names or in the names of their nominees that are beneficially owned by others send proxy materials to and obtain proxies from those beneficial owners, and will reimburse those holders for their reasonable expenses in performing those services.

ADJOURNMENTS OR POSTPONEMENTS

Although it is not expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement may be made without notice, other than by an announcement made at the special meeting, by approval of the holders of a majority of the outstanding shares of Tivoli common stock present in person or represented by proxy at the special meeting, whether or not a quorum exists. Any signed proxies received by Tivoli will be voted in favor of an adjournment or postponement in these circumstances unless a written note on the proxy by the shareholder directs otherwise. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow Tivoli shareholders who have already sent in their proxies to revoke them at any time prior to their use.

                                      13.

                                  THE MERGER

BACKGROUND OF THE MERGER

The relationship between Targetti and Tivoli began in November 1994 when Tivoli entered into a reciprocal license and distribution agreement with Targetti. Approximately three years later, Tivoli and Targetti expanded the scope of their joint venture with the formation of a jointly owned company in the United States, Targetti USA, LLC. Tivoli and Targetti each own 50% of Targetti USA.

In February 1999, Lorenzo Targetti, Executive Director of Targetti, approached Gerald E. Morris, a director of Tivoli, and raised the possibility of a business combination between Tivoli and Targetti. Mr. Morris advised Terrence Walsh, Chairman of the Board and Chief Executive Officer of Tivoli, of his discussions with Mr. Targetti.

On March 1, 1999, Mr. Targetti phoned Mr. Walsh to discuss several business-related projects. In the course of the discussion, Mr. Targetti and Mr. Walsh casually discussed the possibility of a business combination. Mr. Walsh and Mr. Targetti spoke again the next day concerning the possibility of a business combination and agreed to meet in New York over the upcoming weekend. On March 5, 1999, Mr. Walsh advised Mr. Morris of his discussions and upcoming meeting with Mr. Targetti.

On March 6, 1999, Mr. Walsh met with Mr. Targetti in New York. At this meeting, Mr. Targetti discussed the possibility of employment contracts and incentive compensation for key members of management. Mr. Targetti also expressed the need for Mr. Walsh to continue as a member of the board of directors of the surviving corporation. Mr. Walsh responded that he would need to notify and discuss the matter with the Tivoli Board.

On March 16, 1999, Mr. Walsh informed the Tivoli Board and Charles F. Kimmel, the President, Chief Operating Officer and Chief Financial Officer of Tivoli, of his discussions with Mr. Targetti. Mr. Walsh noted that the discussions were still in a relatively early phase and that no actual offer, verbal or written, had yet been received by Tivoli from Targetti. At the regularly scheduled Tivoli Board meeting held on March 17, 1999, the Tivoli Board discussed the possibility of a business combination with Targetti. The Tivoli Board noted that an independent investment banker should be engaged to review the transaction from a financial point of view in the event that negotiations with Targetti continued to progress and the economics of the proposed transaction were more certain. During the course of the Tivoli Board's discussion, it was also agreed that a special committee should be established to review, evaluate and make recommendations to the Tivoli Board regarding the Targetti proposal as well as to handle any economic evaluations of the proposed merger. The Special Committee consisted of Mr. Morris (Chairman of the Special Committee), Peter J. Shaw, Vincent F. Monte and Gordon C. Westerling. The Tivoli Board agreed that Mr. Morris should continue discussions with Mr. Targetti in connection with a possible merger.

On April 9, 1999, Mr. Walsh discussed various issues with Mr. Targetti concerning a potential business combination, including the importance of a satisfactory share price and acceptable retention packages and employment agreements for key employees of Tivoli, including Mr. Walsh.

At the regularly scheduled Tivoli Board meeting held on April 12, 1999, Mr. Walsh updated the Tivoli Board on his discussions with Mr. Targetti, including the possibility that Targetti may offer a premium over Tivoli's stock price and Targetti's interest in retaining Mr. Walsh and other key members of Tivoli's management. In view of the developments, the Tivoli Board asked the Special Committee to begin interviews of various investment banking firms. Mr. Walsh called Mr. Targetti several days later to further discuss employee retention matters in connection with a possible merger.

During the week of April 19, 1999, while Mr. Walsh was in Hannover, Germany to participate in the annual Lighting Fair (part of the Hannover Fair), he met with Mr. Targetti several times to discuss various matters relating to the potential business combination, including employee retention matters and the role of Tivoli's current management (including Mr. Walsh and Mr. Kimmel) in the combined company.

On May 4, 1999, Mr. Walsh and Mr. Targetti discussed the possibility of an exclusivity arrangement whereby Tivoli would not seek acquisition proposals from other third parties for a specified period of time to allow Targetti to conduct preliminary due diligence on Tivoli in consideration of a potential business combination. During the discussion between Mr. Targetti and Mr. Walsh, the issues of confidentiality, non-disclosure and "no shop" were all discussed. Both Mr. Targetti and Mr. Walsh agreed to advise their respective counsels to work together to prepare a preliminary due diligence schedule and finalize an exclusivity arrangement. On May 19, 1999, after obtaining approval from Tivoli's Special Committee, Mr. Morris executed an exclusivity agreement on behalf of Tivoli with Targetti which provided that Tivoli would not seek other acquisition proposals for a period of 30 days. Targetti also signed a similar exclusivity agreement with Mr. Walsh. The exclusivity agreements were later extended several times by mutual agreement between the parties. The exclusivity agreements expired on July 30, 1999.

                                      14.

Over the subsequent two weeks, Mr. Targetti met with Mr. Walsh and Mr. Kimmel to continue discussions regarding the potential business combination. An initial draft of the merger agreement was distributed to the parties on May 28, 1999.

On June 8, 1999, Mr. Walsh discussed a timetable with Mr. Morris and Cooley Godward LLP, including the process for a fairness opinion. Mr. Walsh also discussed the same issues with Mr. Targetti on June 22, 1999. Detailed discussions between Tivoli and Targetti concerning the terms of the merger continued through the middle of July.

On approximately June 24, 1999, after interviews and investigations by the Special Committee, the investment banking firm of L.H. Friend, Weinress, Frankson & Presson, Inc. was selected to serve as Tivoli's independent financial advisor and to render a fairness opinion in connection with the proposed merger. An engagement letter was subsequently executed.

At a meeting of the Special Committee held on July 13, 1999, Mr. Morris provided an update with regard to the status of the negotiations with Targetti. The following individuals also attended the meeting at the request of the Special
Committee: Andre Guardi and Nick Dauderman of L.H. Friend, Weinress, Frankson & Presson, Inc., the investment banking firm engaged by Tivoli to review the terms of the merger from a financial perspective, Mr. Walsh, Mr. Kimmel, and Andrei Manoliu of Cooley Godward LLP, outside counsel to Tivoli. The Special Committee also requested and received an update from L.H. Friend with regard to their financial review of Tivoli to date. Questions were asked and full discussion ensued at the meeting.

On July 16, 1999, Mr. Walsh and Mr. Kimmel met with Paolo Targetti, President of Targetti, to discuss the terms of the business combination further, including employment agreements between the combined company and each of Mr. Walsh and Mr. Kimmel. Negotiations between the parties continued sporadically from the middle of July through the middle of September.

On September 14, 1999, Mr. Morris, Chairman of the Special Committee, met with Lorenzo Targetti in New York to discuss and negotiate the share price and other economic issues. During the course of an extended discussion, Mr. Morris related the position of the Company to establish a share price higher than the $4.00 per share initially offered by Targetti. These negotiations concluded with an agreed share price of $4.50 per share. Subsequently, Mr. Morris advised the Tivoli Board and Special Committee of his discussions with Lorenzo Targetti. Later that day, Mr. Walsh, Mr. Kimmel, Cooley Godward LLP, Lorenzo Targetti and outside counsel to Targetti, met via telephone conference call to discuss other terms of the merger.

On September 17, 1999, Tivoli's Special Committee held a special telephonic meeting to discuss the merger and the terms of the merger agreement. Representatives from Cooley Godward LLP and L.H. Friend also attended the meeting. At the meeting, L.H. Friend delivered a verbal opinion to the Special Committee that the merger was fair to Tivoli and its shareholders from a financial point of view. L.H. Friend subsequently provided a written opinion to the Tivoli Board memorializing their verbal opinion. (See "-- Opinion of Tivoli's Financial Advisor.") The Special Committee approved the merger agreement and the transactions contemplated thereby. The parties executed the merger agreement on September 17, 1999.

Tivoli and Targetti issued a joint press release regarding the merger on the next business day, September 20, 1999.

TIVOLI'S REASONS FOR THE MERGER; RECOMMENDATION OF THE TIVOLI BOARD

At a special board meeting on September 17, 1999, the Tivoli Board determined that the merger is advisable, fair to, and in the best interests of Tivoli and its shareholders. The Tivoli Board unanimously approved the merger. Accordingly, the Tivoli Board recommends that Tivoli shareholders vote FOR approval of the merger agreement and the merger at the special meeting.

In reaching its decision to approve the merger agreement and to recommend that Tivoli shareholders vote to approve the merger agreement, the Tivoli Board considered the following material factors:

   - the current and historical market prices of Tivoli common stock relative to those of other industry participants and general market indices, and the fact that the $4.50 per share merger consideration represents a 35.9% premium over the closing price of Tivoli common stock on the last trading day prior to the public announcement of the merger agreement and a 98.2% premium over the average price of Tivoli common stock for the one year preceding the announcement of the merger agreement;

   - the fact that the merger consideration is all cash, which provides certainty of value to Tivoli's shareholders compared to a stock transaction; the Tivoli Board was aware that an all cash transaction would be taxable to Tivoli shareholders for federal income tax purposes whereas an all stock transaction would not be taxable for federal income tax purposes;

   - the Tivoli Board's familiarity with, and presentation by Tivoli management and Tivoli's financial and strategic advisors regarding, the business, operations, properties and assets, financial condition, competitive position, business strategy, and

                                      15.

      prospects of Tivoli (as well as the risks involved in achieving such prospects), the nature of the lighting industry in which Tivoli competes, and current industry, economic and market conditions, both on a historical and on a prospective basis;

   - the actions of Tivoli during the past five years to enhance shareholder value, including (1) repurchasing approximately 227,700 shares of Tivoli common stock for an aggregate purchase price of approximately $137,380,
      (2) focusing on cost reductions through more efficient manufacturing techniques, (3) development of new products, and (4) altering Tivoli's organizational structure to increase efficiency;

   - the presentations by L.H. Friend on July 13, 1999 and September 17, 1999 and its opinion that, as of September 17, 1999, and based on and subject to the matters set forth in that opinion, the $4.50 per share in cash to be received by holders of Tivoli common stock pursuant to the merger agreement was fair from a financial point of view to such holders. L.H. Friend advised the Tivoli Board that, in arriving at its fairness determination, L.H. Friend considered the results of all of its analyses and did not attribute any particular weight to any factor or analyses considered by it (see "-- Opinion of Tivoli's Financial Advisor");

   - the potential shareholder value that could be expected to be generated from the various strategic alternatives available to Tivoli, including the alternatives of (1) remaining independent and continuing Tivoli's strategic plan set forth in its 1999 Annual Report, (2) selling Tivoli and
      (3) pursuing other reorganization alternatives involving substantial reductions in work force, incurrence of additional debt, and adoption of more aggressive acquisition strategies, as well as the risks and uncertainties associated with those alternatives;

   - the terms of the merger agreement which provide that under certain circumstances, and subject to certain conditions more fully described under "The Merger Agreement -- No Solicitation of Acquisition Transactions," "--Termination or Amendment" and "-- Termination Fees," Tivoli can furnish information to and conduct negotiations with a third party, terminate the merger agreement, and enter into an agreement relating to a superior proposal;

   - the interests of Tivoli's officers and directors in the merger described under "-- Interests of Certain Persons in the Merger; Possible Conflicts of Interest;"

   - the effects of the merger on Tivoli's employees and other constituencies, and the terms of the merger agreement relating to such matters;

   - the business, operations, financial condition, operating results and prospects of Targetti, giving effect to the merger, and the potential for cost savings and synergies that could be created by combining the two companies; and

   - the fact that on September 17, 1998 Tivoli received a letter from the Listing Qualifications Panel of the Nasdaq SmallCap Market which stated that Tivoli would be delisted from the National SmallCap Market if it was unable to meet the minimum requirements for continued listing and the fact that approximately five months later and after effecting a one-for-three reverse stock split, the Listing Qualifications Panel determined to continue listing Tivoli's common stock.

The foregoing discussion addresses the material information and factors considered by the Tivoli Board in its consideration of the merger, including factors that support the merger as well as those that may weigh against it. In view of the variety of factors and the amount of information considered, the Tivoli Board did not find it practicable to and did not make specific assessments of, quantify or otherwise assign relative weights to the specific factors and analyses considered in reaching its determination, nor did the Tivoli Board specifically identify those factors and analyses that supported fairness or its recommendation and those that may not. The determination to approve the merger was made after consideration of all of the factors and analyses as a whole. In addition, individual members of the Tivoli Board may have given different weights to different factors.

OPINION OF TIVOLI'S FINANCIAL ADVISOR

L.H. Friend delivered a written opinion to the Tivoli Board that, as of September 17, 1999, the merger was fair to Tivoli and its shareholders, from a financial point of view. No limitations were imposed by the Tivoli Board upon L.H. Friend with respect to the investigations made or procedures followed by L.H. Friend in rendering its opinion.

The full text of the opinion of L.H. Friend, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Appendix B to this proxy statement. Tivoli shareholders are urged to read this opinion in its entirety for information with respect to the procedures followed, assumptions made and matters considered by L.H. Friend in rendering such opinion. The summary of the opinion of L.H. Friend set forth below is qualified in its entirety by reference to the full text of such opinion.

                                      16.

In rendering its opinion, L.H. Friend, among other things, reviewed certain reports filed by Tivoli with the SEC, examined certain operating information, financial information and projections provided by the management of Tivoli, reviewed the historical market prices and trading volume of Tivoli common stock, analyzed publicly available financial and market data regarding certain companies in the lighting fixture industry and compared them to Tivoli's financial and market data, conducted limited interviews with certain members of Tivoli management and performed such other studies, analyses, inquiries and investigations as it deemed appropriate.

In the course of its review, L.H. Friend relied, without independent verification, upon the accuracy and completeness of all the financial and other information reviewed by it for purposes of the opinion.

L.H. Friend was not requested to, and did not, solicit any indications of interest from third parties with respect to the sale of Tivoli. In addition, L.H. Friend did not participate in the discussion or negotiations leading to execution of the merger agreement, and its opinion is limited to the fairness from a financial point of view of the consideration to be received for the shares of Tivoli and does not address Tivoli's underlying business decision to effect the merger. L.H. Friend assumed that Targetti and Tivoli will have the financial capability to perform, and will perform, their obligations under the merger agreement.

L.H. Friend is an investment banking firm specializing in institutional research and investment banking services for middle market companies. The firm's focus is on all aspects of traditional corporate finance transactions, including initial and secondary public offering, institutional private placements, mergers and acquisitions, evaluation and fairness opinions and related corporate advisory services.

Tivoli has agreed to pay L.H. Friend a fee of $50,000. Tivoli has also agreed to reimburse L.H. Friend for its reasonable out-of-pocket expenses, and to indemnify L.H. Friend and certain related persons against certain liabilities relating to or arising out of its engagement, including certain liabilities under federal securities laws.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

General

The following is a summary of the material United States federal income tax consequences of the merger to Tivoli shareholders. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable current and proposed United States Treasury Regulations, judicial authority, and administrative rulings and practice. Legislative, judicial or administrative rules and interpretations are subject to change, possibly on a retroactive basis, at any time and, therefore, the following statements and conclusions could be altered or modified. It is assumed that the shares of Tivoli common stock are held as capital assets by a United States person (i.e., a citizen or resident of the United States or a domestic corporation). This discussion does not address all aspects of United States federal income taxation that may be relevant to a particular Tivoli shareholder in light of such Tivoli shareholder's personal investment circumstances, or those Tivoli shareholders subject to special treatment under the United States federal income tax laws (for example, life insurance companies, tax-exempt organizations, financial institutions, United States expatriates, foreign corporations, nonresident alien individuals, and dealers in securities or foreign currencies or persons that have a "functional currency" other than the U.S. dollar.), Tivoli shareholders who hold shares of Tivoli common stock as part of a hedging, "straddle," "constructive sale," "conversion transaction" or other integrated transaction, Tivoli shareholders who are subject to the U.S. federal alternative minimum tax, or Tivoli shareholders who acquired their shares of Tivoli common stock through the exercise of employee stock options or other compensation arrangements. In addition, the discussion does not address any aspect of foreign, state or local taxation or U.S. federal estate or gift taxation that may be applicable to a Tivoli shareholder.

Consequences of the Merger to Tivoli Shareholders

The receipt of the merger consideration in the merger (including any cash amounts received by Tivoli shareholders that exercise dissenter's rights) will be a taxable transaction for United States federal income tax purposes (and also may be a taxable transaction under applicable state, local and other income tax laws). In general, for United States federal income tax purposes, a holder of Tivoli common stock will recognize gain or loss equal to the difference between his or her adjusted tax basis in Tivoli common stock converted in the merger or subject to dissenter's rights, and the amount of cash received. Gain or loss will be calculated separately for each block of shares converted in the merger (i.e., shares acquired at the same cost in a single transaction). The gain or loss will be capital gain or loss (other than, with respect to the exercise of dissenter's rights, amounts, if any, which are or are deemed to be interest for federal income tax purposes, which amounts will be taxed as ordinary income), and will be short-term capital gain or loss if, at the effective time of the merger, the shares of Tivoli common stock so converted were held for one year or less. If the shares were held for more than one year, the gain or loss would be long-term, subject (in the case of shareholders who are individuals) to tax at a maximum United States federal income tax rate of 20%.

                                      17.

Backup Tax Withholding

Under the United States federal income tax backup withholding rules, unless an exemption applies, Targetti is required to and will withhold 31% of all payments to which a Tivoli shareholder or other payee is entitled in the merger, unless the Tivoli shareholder or other payee provides a tax identification number (social security number, in the case of an individual, or employer identification number in the case of other shareholders), and certifies under penalties of perjury that such number is correct. Each Tivoli shareholder and, if applicable, each other payee, should complete and sign the substitute Form W-9 that will be part of the letter of transmittal to be returned to the exchange agent (or other agent) in order to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is otherwise proved in a manner satisfactory to the exchange agent (or other agent). The exemptions provide that certain Tivoli shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, however, he or she must submit a signed statement (such as a Certificate of Foreign Status on Form W-8) attesting to his or her exempt status. Any amounts withheld will be allowed as a credit against the holder's United States federal income tax liability for such year.

TIVOLI SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE UNITED STATES FEDERAL, STATE AND LOCAL AND FOREIGN TAX CONSEQUENCES OF THE MERGER TO THEM IN VIEW OF THEIR OWN PARTICULAR CIRCUMSTANCES.

REGULATORY MATTERS

There are no federal or state regulatory requirements that must be complied with or approvals that must be obtained in connection with the merger and the transactions contemplated thereby.

ACCOUNTING TREATMENT

The merger will be accounted for under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16, "Business Combinations," as amended. Under this method of accounting, the purchase price will be allocated to assets acquired and liabilities assumed based on their estimated fair values at the effective time of the merger (with the excess of the purchase price after such allocations being recorded as goodwill).

MERGER FINANCING

It is expected that Targetti will require approximately $6.5 million in order to complete the merger, including payments to be made to Tivoli shareholders and holders of Tivoli stock options and warrants, and the payment of fees and expenses. Targetti has available to it cash, credit lines or other sources of financing to provide the funds necessary for completion of the merger and the transactions contemplated under the merger agreement.

INTERESTS OF CERTAIN PERSONS IN THE MERGER; POSSIBLE CONFLICTS OF INTEREST

General

Some members of Tivoli management and the Tivoli Board have certain interests in the merger that are different from or in addition to the interests of Tivoli shareholders generally. These interests may create potential conflicts of interest. These additional interests relate to provisions in the merger agreement and other arrangements regarding:

   - termination of existing employment agreements (which contain, among other things, certain change in control severance payments);

                                      18.

   - new employment agreements to be entered into between certain officers of Tivoli and the surviving corporation;
   - lump sum cash payments for all outstanding stock options (minus the exercise price) under Tivoli's stock option plans;
   - lump sum cash payments for all outstanding warrants (minus the exercise price);
   -  cash bonuses to certain key employees; and
   - the indemnification and provision of liability insurance for Tivoli directors and officers.

All of these additional interests, to the extent material, are described below. Except as described below, such persons have, to the knowledge of Tivoli, no material interest in the merger apart from those of the Tivoli shareholders generally. The Tivoli Board was aware of these interests and considered them, among other matters, in approving the merger agreement and the transactions contemplated thereby.

Employment and Severance Agreements

Tivoli has an employment agreement with each of Mr. Walsh and Mr. Kimmel which, following a change in control of Tivoli, entitle each of them to certain severance payments upon a termination of his employment, voluntary or otherwise, without his express written consent. Pursuant to the terms of such employment agreements, in the event of a change in control (without their express written consent), Mr. Walsh and Mr. Kimmel may each elect to terminate his employment and to receive a lump sum payment equal to the amount of his respective annual salary and benefits (including a monthly auto allowance and standard company benefits) that would have been payable for the remainder of the term of the employment agreement (each of which expires September 30, 2002), subject to a 24 month minimum. The merger will constitute a change in control of Tivoli for purposes of the employment agreements referred to above. As a condition of Targetti's obligation to effect the merger, however, each of the existing employment agreements between Tivoli and each of Mr. Walsh and Mr. Kimmel shall have been terminated at no cost to Tivoli.

Targetti has agreed to cause the surviving corporation to enter into new employment agreements with each of Mr. Walsh and Mr. Kimmel in the forms attached to the merger agreement. Such agreements provide for, among other things, an amount equal to two times such executive's annual salary plus health insurance expenses for up to eighteen months after executive's date of termination upon termination by the surviving corporation without cause or upon termination by employee for good reason (including constructive termination or a change in control of the surviving corporation or Targetti). The new employment agreement with Mr. Walsh also provides that Mr. Walsh shall receive shares of common stock of the surviving corporation equal to a 7.5% ownership interest. A copy of the merger agreement, with the form of employment agreements attached as exhibits thereto, is attached as Appendix A hereto.

Effect of the Merger on Stock Incentive Plans and Warrants

Immediately prior to completion of the merger, Tivoli will terminate the following Tivoli stock option plans: 1994 Stock Option Plan, 1995 Stock Option Plan, 1995 Non-Employee Director Stock Option Plan and the 1997 Equity Incentive Plan. Upon a change in control, all unvested Tivoli stock options granted under these plans vest and all restrictions attached to shares of restricted stock lapse. The number of stock options which will become vested because of the change in control of Tivoli with respect to Tivoli's chief executive officer and the other executive officer of the Company who received compensation of more than $100,000 in fiscal 1999 and its directors as a group, are approximately as follows: Mr. Walsh, no outstanding options; Mr. Kimmel, 83,333 (none of which have an exercise price per share less than $4.50); and directors as a group, 46,665 (16,666 of which have an exercise price per shares less than $4.50).

Upon completion of the merger, each outstanding stock option under these plans will be cancelled, and Targetti or Tivoli will provide each holder of a Tivoli stock option with a lump sum cash payment (less applicable withholding taxes) equal to the excess, if any, of $4.50 over the exercise price per share of the Tivoli stock option, multiplied by the number of shares of Tivoli common stock subject to that Tivoli stock option. The payments to be made to Tivoli's chief executive officer and the other executive officer of the Company who received compensation of more than $100,000 in fiscal 1999 and its directors as a group, are approximately as follows: Mr. Walsh, none (no outstanding options); Mr. Kimmel, none (no outstanding options with an exercise price per share greater than $4.50); and directors as a group, $26,498.94.

All outstanding warrants to purchase Tivoli common stock will, following the effective time of the merger, be exercisable only for an amount of cash equal to the warrant consideration (defined as an amount, if any, per warrant equal to the product of (ii) the number of shares of Tivoli common stock issuable upon exercise of such warrant and (ii) the difference between the $4.50 and the exercise price per share of Tivoli common stock, without interest, which amount shall be paid from and after the effective time of merger), and the holders of such warrants shall be entitled to receive, in cash, an amount, if any, equal to the warrant consideration. None of the outstanding warrants have an exercise price per share less than $4.50.

Employee Retention Plan for Certain Key Employees

Pursuant to the terms of the merger agreement, certain key employees of Tivoli (including Mr. Kimmel) shall be entitled to receive certain cash payments as of the closing date and on each of the first and second anniversary thereof; provided, that such employee continues to be employed by the surviving corporation on a full-time basis on the payment date or if such employee was terminated by

                                      19.

the surviving corporation without cause within the previous 12 month period of such payment date. The aggregate amount of all cash bonuses that may be paid to all of the key employees as a group under such plan is $261,500, of which Mr. Kimmel may receive up to $150,000.

Indemnification Of Directors And Officers

Targetti has agreed that the indemnification provisions of the articles of incorporation and bylaws of Tivoli and indemnification agreements between the Company and its officers and directors as in effect at the time of the completion of the merger will not be amended, repealed or otherwise modified for a period of six years from the effective time of the merger in any manner that would adversely affect the rights thereunder of individuals who at the effective time of the merger, were directors, officers, employees or agents of Tivoli.
The merger agreement requires that, for a period of six years after completion of the merger, Targetti will maintain in effect the current policies of directors' and officers' liability insurance maintained by Tivoli or policies of at least the same coverage.

                                      20.

                             THE MERGER AGREEMENT

The following is a summary of all the material terms of the merger agreement. The summary is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Appendix A.

STRUCTURE AND EFFECTIVE TIME

The merger agreement provides for the merger of Florence with and into Tivoli. Tivoli will survive the merger and continue to exist after the merger as a wholly-owned subsidiary of Targetti. The merger will become effective at the time an agreement of merger is filed with the California Secretary of State (or at a later time if agreed in writing by the parties and specified in the agreement of merger). The parties will file the agreement of merger as soon as practicable after the satisfaction or waiver of all conditions in the merger agreement. We cannot assure you when, or if, all the conditions to completion of the merger will be satisfied or waived. See "-- Conditions to the Merger." We expect, however, to complete the merger prior to December 15, 1999.

MERGER CONSIDERATION

The merger agreement provides that each share of Tivoli common stock outstanding immediately prior to the effective time of the merger will be converted at the effective time of the merger into the right to receive $4.50 in cash from Targetti, without interest. All treasury shares, shares of Tivoli common stock owned by Tivoli's subsidiaries, Targetti, Florence or any other of Targetti's wholly-owned subsidiaries will be cancelled at the effective time of the merger and no payment will be made for those shares. If dissenter's rights for any Tivoli shares are perfected by any Tivoli shareholders, then those shares will be treated as described under "Dissenter's Rights."

PAYMENT PROCEDURES

Targetti will appoint an exchange agent that will make payment of the merger consideration in exchange for certificates representing shares of Tivoli common stock. Targetti will deposit sufficient cash with the exchange agent from time to time in order to permit the payment of the merger consideration. Promptly after the effective time of the merger, the exchange agent will send Tivoli shareholders a letter of transmittal and instructions explaining how to send their stock certificates to the exchange agent. The exchange agent will mail checks for the appropriate merger consideration, minus any withholding taxes required by law, to Tivoli shareholders promptly following the exchange agent's receipt and processing of Tivoli stock certificates and properly completed transmittal documents (including any other documents requested by the exchange agent).

TREATMENT OF TIVOLI STOCK OPTIONS AND WARRANTS

The merger agreement provides that Tivoli will terminate Tivoli's 1994 Stock Option Plan, 1995 Stock Option Plan, 1995 Non-Employee Director Stock Option Plan and the 1997 Equity Incentive Plan immediately prior to the effective time of the merger without prejudice to the rights of the holders of Tivoli stock options awarded pursuant to such plans and, following that termination, grant no additional Tivoli stock options under these option plans.

Tivoli has agreed to take all actions necessary prior to the effective time of the merger to provide that, upon the effective time of the merger, each outstanding option will automatically be cancelled and holders of each Tivoli stock option will be paid the excess of $4.50 over the exercise price of the Tivoli stock option multiplied by the number of shares of Tivoli common stock subject to the option, less applicable withholding taxes.

All outstanding warrants to purchase Tivoli common stock will, following the effective time of the merger, be exercisable only for an amount of cash equal to the warrant consideration (defined as an amount, if any, per warrant equal to the product of (i) the number of shares of Tivoli common stock issuable upon exercise of such warrant and (ii) the difference between the $4.50 and the exercise price per share of Tivoli common stock, without interest, which amount shall be paid from and after the effective time of the merger), and the holders of such warrants shall be entitled to receive, in cash, an amount, if any, equal to the warrant consideration.

DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION

The merger agreement provides that Paolo Targetti, Alvaro Andorlini, Lorenzo Targetti, Terrence Walsh and Charles Kimmel will be the directors of the surviving corporation, and Lorenzo Targetti will serve as the surviving corporation's chairman of the board; Terrence Walsh will serve as the surviving corporation's chief executive officer and vice chairman of the board; and Charles Kimmel will serve as president and chief financial officer.

                                      21.

REPRESENTATIONS AND WARRANTIES

The merger agreement contains representations and warranties made by Tivoli to Targetti and Florence, including representations and warranties relating to:

   -  organization, existence, power and standing, and other corporate matters;

   - authorization, execution, delivery and enforceability of the merger agreement;

   -  capital structure;

   - conflicts under charter documents, violations of any material instruments or law, and required filings, consents and approvals;

   - reports and financial statements filed with the SEC and the accuracy of the information in those documents;

   -  absence of litigation;

   -  no violation of law;

   - maintenance of permits, licenses, consents, approvals, etc. from governmental authorities

   -  compliance with agreements;

   -  tax matters;

   -  retirement and other employee benefit plans;

   -  employment matters;

   -  environmental matters;

   -  title to property and assets;

   -  receipt of a fairness opinion;

   -  brokers' and finders' fees with respect to the merger;

   - absence of changes having a material adverse effect on the business, assets, condition (financial or other), operating results or prospects of Tivoli and its subsidiaries taken as a whole; and

   -  absence of undisclosed liabilities;

   -  interested party transactions;

   -  intellectual property;

   -  information supplied; and

   -  insurance.

The merger agreement also contains representations and warranties made, jointly and severally, by Targetti and Florence to Tivoli, including representations and warranties relating to:

   - due organization, existence, power and standing, and other corporate matters;

   - conflicts under charter documents, violations of any instruments or law, and required consents and approvals;

   -  availability of financing;

                                      22.

   -  brokers' and finders' fees with respect to the merger; and

   - authorization, execution, delivery and enforceability of the merger agreement.

The representations and warranties of each of the parties to the merger agreement will expire upon completion of the merger.

COVENANTS; CONDUCT OF THE BUSINESS OF TIVOLI PRIOR TO THE MERGER

The Tivoli Board has agreed, subject to its fiduciary duties, to recommend that Tivoli's shareholders vote to approve the merger, and to use reasonable commercial efforts to solicit proxies in favor of the merger.

From the date of the merger agreement through the effective time of the merger, Tivoli and its subsidiaries are required to comply with certain restrictions on their conduct and operations. Tivoli has agreed (and has agreed to cause its subsidiaries) to conduct their business in the ordinary and usual course of business, consistent with past practice. Tivoli has also agreed that it shall use reasonable commercial efforts (except as set forth below) to maintain its relationships with its suppliers, customers and employees and, upon request by Targetti and to the extent permitted by applicable law, use its reasonable commercial efforts to make arrangements for representatives of Targetti to meet with Tivoli's customers, suppliers and employees.

In addition, Tivoli has agreed that prior to the effective time of the merger, except as provided under the merger agreement or with the prior written consent of Targetti, Tivoli will not (and will cause its subsidiaries not to):

     - amend its articles of incorporation or bylaws or reincorporate in any jurisdiction;

     -    split, combine or reclassify its issued and outstanding capital stock;

     - declare, set aside or pay any dividend or distribution with respect to its shares;

     - redeem, purchase, or acquire or offer to acquire any shares of its capital stock or any options, warrants, or rights to acquire any of its capital stock, or any security convertible into or exchangeable for its capital stock other than in connection with the exercise of outstanding Tivoli options pursuant to the terms of the Tivoli option plans;

     - issue, sell, pledge or dispose of any additional shares of, or any options, warrants or rights of any kind to acquire any shares of their capital stock or any debt or equity securities convertible into or exchangeable for that capital stock;

     - sell, pledge, dispose of or encumber any material assets except in the ordinary course of business consistent with past practice;

     -    acquire any materials assets or businesses;

     - enter into or modify any material contract except in the ordinary course of business consistent with past practice;

     - terminate, modify, assign, waive, release or relinquish any material rights or claims except in the ordinary course of business consistent with past practice;

     - pay, discharge or satisfy any material claims, liabilities or obligations, other than the payment, discharge or satisfaction of any such claims, liabilities or obligations in the ordinary course of business reflected or contemplated by the consolidated financial statements of the Company included in the SEC reports;

     - settle any material claim or proceeding pending or threatened against Tivoli or any subsidiary, or, if Tivoli may be liable or obligated to provide indemnification against Tivoli's or any subsidiary's directors or officers;

     - incur or adversely modify any material indebtedness or other liability;

     - assume, guarantee, endorse or otherwise become liable or responsible for the obligations of another person;

     - enter into or amend any employment, severance, or termination pay arrangement with respect to termination of employment or other similar arrangements or agreements with any directors, officers or employees or with any other persons;

                                      23.

     -    increase the salary or monetary compensation of any person;

     - adopt, enter into or amend to increase benefits or obligations any employee benefit arrangement;

     - make any loan to or enter into any material transaction of any other nature with any employee of Tivoli or any subsidiary, except in the ordinary course of business consistent with past practice;

     - knowingly permit any action that would make any representation or warranty made by Tivoli under the merger agreement materially inaccurate at and prior to the effective time of the merger;

     - change any accounting methods without providing advance notice to Targetti; or

     - make any tax election (other than in the ordinary course of preparing and filing tax returns) or settle any tax liability or investigation.

NO SOLICITATION OF ACQUISITION TRANSACTIONS

The merger agreement provides that Tivoli and its subsidiaries and any officer, director, employee or representative, or any of their respective affiliates, thereof will not initiate, solicit, negotiate, encourage or provide non-public information to facilitate, any proposal to acquire all or any substantial part of the business, properties or capital stock of Tivoli, whether by merger, tender offer, purchase of assets or otherwise.

Tivoli may, prior to receipt of the Tivoli shareholders' approval of the merger, furnish non-public information to and negotiate with any person who makes an unsolicited bona fide written proposal or offer with respect to an acquisition transaction which:

   - the Tivoli Board determines that such proposal, if completed, would result in an acquisition more favorable to Tivoli shareholders from a financial point of view than the merger with Targetti, and

   - the Tivoli Board determines, after consulting with its outside legal counsel, that its fiduciary duties require it to consider such proposal.

If the Tivoli Board shall have resolved to enter into a letter of intent or other agreement, whether or not legally binding, with respect to an Acquisition Proposal or take a neutral position with respect to any such proposal after a reasonable time or withdraw or adversely modify its recommendation of the merger with Targetti, then Tivoli shall pay a termination fee of $500,000 (plus reasonable costs and expenses incurred by Targetti in connection with this transaction) to Targetti; provided, however, that Tivoli need not pay such termination fee if any representation by Targetti shall prove to be untrue in any material respect when made or if there has been an uncured material breach by Targetti.

The merger agreement requires Tivoli to promptly notify Targetti after receipt of any acquisition proposal, indication of interest or request for non-public information relating to Tivoli or its subsidiaries in connection with an acquisition proposal or for access to the properties, books or records of Tivoli or any subsidiary by any person or entity that informs the Tivoli Board or such subsidiary that it is considering making, or has made, an acquisition proposal.

EMPLOYEE BENEFITS

Except as expressly provided by the merger agreement, Targetti has no obligation under the merger agreement to continue to provide benefits under such plans in respect of periods following the effective time of the merger and is not prevented by the merger agreement from terminating such plans.

With respect to Tivoli's management incentive plan, Tivoli and Targetti have agreed that Targetti shall cause the surviving corporation to establish a plan containing terms and conditions that are, in general, substantially similar to those in the management incentive plan in effect for fiscal year 1999, covering key employees with respect to fiscal years 2000 and 2001.

Tivoli and Targetti have agreed that, as soon as practicable after the closing of the merger, Targetti shall cause the surviving corporation to establish a defined contribution retirement plan which permits employees to make elective "401(k)" contributions. Such plan shall also provide for, subject to U.S. Internal Revenue Code requirements, employer matching contributions.

As a condition of Targetti's obligation to effect the merger, each of the existing employment agreements between Tivoli and its executive officers shall have been terminated at no cost to the Company. Targetti has agreed to cause the surviving corporation to

                                      24.

enter into new employment agreements with each of Mr. Walsh and Mr. Kimmel in the forms attached to the merger agreement. A copy of the merger agreement, with the form of employment agreements attached as exhibits thereto, is attached as Appendix A hereto.

COMPLIANCE WITH LEGAL REQUIREMENTS

Targetti and Tivoli have agreed to take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on it with respect to the merger agreement and the transactions contemplated thereby, including using all commercially reasonable efforts to obtain all necessary or appropriate waivers, consents or approvals of, or provide notice to, any governmental authority or other public or private third parties required to be obtained in connection with the taking of any action contemplated in connection with the merger.

INDEMNIFICATION

Targetti has agreed that the indemnification provisions of the articles of incorporation and bylaws of Tivoli and indemnification agreements between the Company and its officers and directors as in effect at the time of the completion of the merger will not be amended, repealed or otherwise modified for a period of six years from the effective time of the merger in any manner that would adversely affect the rights thereunder of individuals who at the effective time of the merger, were directors, officers, employees or agents of Tivoli.
The merger agreement requires that, for a period of six years after completion of the merger, Targetti will maintain in effect the current policies of directors' and officers' liability insurance maintained by Tivoli or policies of at least the same coverage.

CONDITIONS TO THE MERGER

The obligations of Tivoli, Targetti and Florence to complete the merger are subject to the satisfaction of the following conditions:

  - the merger agreement and the merger have been approved by the holders of a majority of the outstanding shares of Tivoli common stock;

  - no provision of any applicable domestic -whether federal, state or local or foreign law or regulation and no judgment, injunction, order or decree of a court or governmental agency or authority of competent jurisdiction is in effect that has the effect of making consummation of the merger illegal; and

  - all requirements of any applicable foreign competition and antitrust statutes and regulations to the consummation of the merger shall have been satisfied.

Unless waived by Tivoli, the obligation of Tivoli to complete the merger is subject to the satisfaction of the following additional conditions:

  - Targetti and Florence have performed and complied with in all material respects each agreement, covenant and obligation required to be performed on or prior to the effective time of the merger; and

  - the representations and warranties of Targetti and Florence contained in the merger agreement are true and correct in all material respects on and as of the effective time of the merger, or in the case of representations and warranties made as of a specified earlier date, as of such earlier date.

Unless waived by Targetti and Florence, the obligations of Targetti and Florence to complete the merger are subject to the satisfaction of the following additional conditions:

  - Tivoli have performed and complied with in all material respects each agreement, covenant and obligation required to be performed on or prior to the effective time of the merger;

  - the representations and warranties of Tivoli contained in the merger agreement are true and correct in all material respects on and as of the effective time of the merger, or in the case of representations and warranties made as of a specified earlier date, as of such earlier date;

  - no injunction or other order, decree or ruling issued by any court of competent jurisdiction, nor any statute, rule, regulation or order entered, promulgated or enacted by any governmental, regulatory or administrative agency shall be in effect that would restrain the effective operation of Tivoli and its subsidiaries after the effective time of the merger, and no proceeding

                                      25.

      challenging or seeking to prohibit, alter or materially delay the merger shall be pending before any governmental authority; and

  (-) Tivoli shall have obtained the following consents: (a) consent of Union
      Bank of California, NA, and (b) the consents of certain employees of Tivoli previously identified by Targetti to Tivoli.

TERMINATION

The merger agreement may be terminated and the merger may be abandoned at any time prior to the effective time of the merger (notwithstanding any approval by the shareholders of Tivoli):

  (-) by mutual written consent of Tivoli and Targetti;

  (-) by either Tivoli or Targetti (a) if the merger has not been completed by December 15, 1999, and such failure to consummate the merger is not the result of a breach of this merger agreement by the party seeking termination, or (b) if, prior to the effective time of the merger, any governmental authority shall have issued an order, decree or ruling or taken any other action, in each case permanently restraining or otherwise prohibiting all or any material part of the transactions contemplated by the merger agreement and such order, decree, ruling or other action taken shall have become final and non-appealable;

  (-) by either Tivoli, Targetti or Florence if any representation of the other party set forth in the merger agreement shall prove to be untrue in any material respect when made or if there has been an uncured material breach by the other party of any representation, warranty, covenant or agreement set forth in the merger agreement;

  (-) by Targetti if the Tivoli Board (a) shall have resolved to enter into an agreement, whether or not legally binding, with respect to another acquisition proposal from a third party; (b) receives a written proposal with respect to another acquisition and takes a neutral position with respect to such proposal after a reasonable amount of time (no more than ten business days following such receipt) has elapsed for the Tivoli Board to review and make a recommendation with respect to such proposal; or (c) shall have withdrawn or adversely modified its recommendation of the merger or recommended another acquisition proposal;

  (-) by Targetti, if the shareholders of Tivoli fail to approve the merger agreement and the transactions contemplated thereby at the special meeting or any adjournment or postponement thereof; or

  (-) by Targetti, if any material adverse effect shall have occurred with respect to the business, assets, condition (financial or other), operating results or prospects of Tivoli and its subsidiaries, taken as a whole, other than the direct effects of (a) the announcement of the transactions contemplated by the merger; (b) general economic conditions; or (c) conditions that are generally applicable to the business segments in which Tivoli and its subsidiaries conduct their business. For purposes of the foregoing provision, "material adverse effect" shall not include the effect on Tivoli of general business declines or reverses, such as a slower than forecast revenues or booking, reductions in gross margins or technical problems with product development, introduction or evaluation or increases in operating expenses attributable to changes in product shipment volumes or changes in supplier pricing.

TERMINATION FEES

The merger agreement obligates Tivoli to pay a fee to Targetti equal to $500,000, plus the reasonable costs and expenses incurred by Targetti and Florence in connection with the negotiation and performance of the merger agreement and the transactions contemplated thereunder, if Tivoli terminates the merger agreement because the Tivoli Board (a) shall have resolved to enter into an agreement, whether or not legally binding, with respect to another acquisition proposal from a third party; (b) receives a written proposal with respect to another acquisition and takes a neutral position with respect to such proposal after a reasonable amount of time (no more than ten business days following such receipt) has elapsed for the Tivoli Board to review and make a recommendation with respect to such proposal; or (c) shall have withdrawn or adversely modified its recommendation of the merger or recommended another acquisition proposal.

EXPENSES

The merger agreement provides that all costs and expenses incurred in connection with the merger agreement and the transactions contemplated thereby will be paid by the party incurring such expenses, except that those expenses incurred in connection with printing and filing this proxy statement will be shared equally by Targetti and Tivoli.

AMENDMENT

Provisions of the merger agreement may be amended or waived prior to the effective time of the merger if the amendment or waiver is signed by the respective parties to the merger agreement (and approved by their respective Boards of Directors) in the case of an amendment, or by the party against whom the waiver is to be effective in the case of a waiver.

                                      26.

DISSENTERS' RIGHTS

     Tivoli shareholders may exercise dissenters' rights under Chapter 13 of the CGCL in connection with the merger. Any shares of Tivoli common stock as to which dissenters' rights are properly exercised will be converted into the right to receive such consideration as may be determined to be due with respect to such dissenting shares pursuant to the laws of the State of California. The following summary of the provisions of Chapter 13 is not intended to be a complete statement of such provisions and is qualified in its entirety by reference to the full text of Chapter 13, a copy of which is attached hereto as Appendix C.

     If the merger is approved by the required vote of the shareholders and is not abandoned or terminated, any holder of Tivoli common stock outstanding as of October 15, 1999 may, by complying with the provisions of Chapter 13 of the CGCL, require Tivoli to purchase for cash at fair market value the shares owned by such holder which were not voted in favor of the merger. The fair market value shall be determined as of the day before the first announcement of the terms of the proposed merger, excluding any appreciation or depreciation in consequence of the proposed merger.

     The dissenting shareholder wishing to require Tivoli to purchase his or her shares of Tivoli common stock must:

     (a) not vote or give its proxy with respect to any of the shares he or she wishes to be dissenting shares in favor of the merger;

     (b) make written demand upon Tivoli or its transfer agent to require Tivoli to purchase such dissenting shareholders' capital stock not later than 30 days after the date on which the notice of approval by the outstanding shares (which notice must be mailed within 10 days after the date of approval) was mailed, setting forth in his or her demand, name and address, and the number and class of shares which he or she demands that Tivoli purchase and a statement as to what he or she believes the fair market value of such shares to have been, based upon the standard set forth above; and

     (c) submit for endorsement, within 30 days after the date on which the notice of approval of the merger by the Shareholders described below is mailed to such holder, at the principal office of Tivoli or at the office of the transfer agent for the Tivoli common stock, the certificates representing any shares in regard to which demand for purchase is being made, with a statement regarding which of the shares are dissenting shares.

     Failure to execute a proxy with respect to approval of the merger will not be sufficient to constitute the demand described above. In addition, the dissenting shareholder may not withdraw his or her demand for purchase of dissenting shares without Tivoli's consent.

     Within 10 days after the date of the approval of the merger, Tivoli will mail to each shareholder who has not consented to the merger with respect to all of his shares a notice of approval of the merger together with a statement of the price determined by Tivoli to represent the fair market value of dissenting shares, and a brief description of the procedure to be followed if the shareholder desires to exercise dissenters' rights under the CGCL. The statement of the price of the shares will constitute an offer by Tivoli to purchase at the price stated therein any dissenting shares. If Tivoli and the dissenting shareholder agree that the shares are dissenting shares and agree upon the price of the shares, the dissenting shareholder will be entitled to the agreed price plus interest thereon at the legal rate on judgments from the date of such agreement. Subject to the provisions of the CGCL, payment of the fair market value of the dissenting shares will be made within 30 days after such agreement or after satisfaction of any statutory or contractual condition to the merger, whichever is later, and upon surrender of the certificates therefor.

     If Tivoli denies that the shares are dissenting shares or if Tivoli and the dissenting shareholder fail to agree upon the fair market value of the shares, then the dissenting shareholder, within six months after the date on which notice of approval of the merger is mailed to such shareholder, and not thereafter, may file a complaint in superior court, requesting the court to determine whether the shares are dissenting shares, or the fair market value of the dissenting shares, or both, or may intervene in any pending action for the appraisal of any shares of Tivoli common stock.

     IN VIEW OF THE COMPLEXITY OF THESE PROVISIONS OF CALIFORNIA LAW, SHAREHOLDERS WHO ARE CONSIDERING DISSENTING FROM THE MERGER SHOULD CONSULT THEIR LEGAL ADVISORS. THIS DISCUSSION IS QUALIFIED IN ITS ENTIRETY BY CHAPTER 13 WHICH IS ATTACHED AS APPENDIX C HERETO.


                                      27.

Any demands, notices, certificates or other documents required to be delivered to Tivoli may be sent to Tivoli Industries, Inc., 1513 East S. Gertrude Place, Santa Ana, California, 92705, Attention: Chief Financial Officer.






                                      28.

                                   BUSINESS

Business Development

Tivoli designs, develops, manufactures, markets, sells and distributes specialty lighting and related products globally. These products are designed to fulfill architectural applications where specific requirements dictate the use of energy efficient, economical, precision, decorative, integrated, high performance lighting equipment. Tivoli has expanded its product lines and markets to serve general and specialized commercial and high end residential construction projects and applications which require a combination of specialty lighting and related product features. In addition, Tivoli develops modified, customized and engineered to order products for larger customers, and for those willing to pay the value added development costs of special product development. Representative applications of Tivoli's products, are casinos and gaming venues, movie theater aisle and step lighting, illuminated ceilings, cove, soffit and valances, retail accent and display, cabinet, and casegoods furniture, theme parks, high-end residential, gaming vessel cruise ships, marquees, topiary, exterior building accent, lighting truss and support systems, and integrated illuminated surveillance systems.

Over 31 years ago, Tivoli introduced a series of low voltage miniature lamps encased in a variety of plastic extrusions. These initial miniature products established Tivoli as an innovator in decorative commercial, hospitality and residential lighting applications. After the change in ownership in 1991, Tivoli began a rapid expansion of its product lines. Through internal product acquisition and development, Tivoli currently holds sixteen (16) U.S. patents. Tivoli's product line expansion has encompassed broad development of standard, line voltage products in addition to low voltage products. Low voltage lighting uses transformers to convert standard electrical power from 110, 120, 220 or 277 volts down to 12 or 24 volts, and is generally used in environments seeking decorative, accent, energy efficient, safe, easy to operate applications. Since standard line voltage products have dominated commercial market usage, Tivoli has included a number of products to satisfy these requirements and offer differentiation in terms of features, design, performance and energy efficiency. "Tivoli", "Tivolite", "The Light Fantastic", "Lumitred", "Readi-Cove", "Paravision" and tivoli, are registered trademarks of Tivoli.

Tivoli's existing product families include low voltage tube lighting, accent and task lighting, aisle guidelight and step lighting, chandeliers and light curtains, decorative ceiling systems, energy efficient fluorescent cove lighting, low voltage linear cove lighting, long life energy efficient low-voltage lamps, electronic transformers and lighting controllers, illuminated surveillance systems and furniture, cabinet and kiosk lighting. Tivoli originally formed a joint venture with Targetti of Florence, Italy and in November of 1997, expanded its scope with the formation of a jointly owned company in the U.S. - Targetti USA. Through this joint venture, Targetti USA offers a wide range of product families which both broaden and complement Tivoli's products. These products include low voltage track lighting, low voltage open frame and open conductor systems, illuminated sky lights, low voltage recessed lighting fixtures, precision adjustable fixtures, energy efficient compact fluorescent downlights, decorative wall sconces, pendants, modular projector systems, open grid conductor systems and a variety of lighting accessories, filters and options.

All Tivoli's products and that of its subsidiary are submitted to National Recognized Testing Laboratories ("NRTL's") for testing and certification. Such NRTL's are Underwriters Laboratory ("UL"), Intertek Testing Laboratories ("ETL"), Canadian Standard Association ("SCA") and Canadian Underwriters Laboratory ("CUL").

In North America, Tivoli's products are sold through 69 independent marketing representatives, and directly by Tivoli to a large customer base consisting of electrical distributors, contractors, owner representatives, hotels, showrooms, theater distributors and other end users. In Mexico, Tivoli's products are sold through its representatives and through Tivoli's Mexican subsidiary, Tivoli de Mexico, S.A. Tivoli serves other international markets through a network of over 50 representatives and distributors who are part of the Targetti worldwide network, and through 6 independent offices located in other specialized territories.

After Tivoli was acquired by its present management in July of 1991, a strategic goal was developed to become a globally recognized supplier offering a broad range of specialty lighting and related products. Management believes that this strategy will position Tivoli to be a supplier of choice to a wide range of customers where lighting requirements are becoming more diverse. The combined strategies of offering a broad range of products to a diverse number of discrete and/or unique markets allow Tivoli to be perceived as a one-source package to an extensive group of customers. The key elements that are embodied in Tivoli's strategic plan are: A) Expansion, strengthening and development of Tivoli's existing product lines and market positions. B) The continued expansion of Targetti USA with unique, highly designed, lighting products currently marketed in Europe by Tivoli's joint venture partner, Targetti. The careful evaluation of select acquisitions, strategic alliances and joint ventures of lighting companies and technologies.

Management believes these strategies will establish Tivoli as a leading supplier of specialty lighting and related products globally. Tivoli's comprehensive product development programs and aggressive market penetration efforts have been key to broadening Tivoli's appeal as a single source supplier of specialty lighting equipment. Continuing trends in a number of the markets served by Tivoli appear to provide additional opportunity for growth and penetration. Among the markets which exhibit these trends are gaming, hospitality, specialty retail, multi-national, multi-unit accounts, themed entertainment and high end residential. The trends among

                                      29.

these types of market segments are to utilize lighting as an integral part of architectural design and as a tool to enhance the marketing perception of the client. In order to continue to address these developments, management has positioned Tivoli to provide lighting fixture and services to fulfill requirements of customers who wish to achieve ambiance and energy efficiency while optimizing environmental and merchandise requirements.

Several of Tivoli's core markets frequently use design elements intended to enhance the image and environmental experience of their customers, while achieving the economic requirements of balanced energy use. Core markets such as casino/gaming, specialty retail, location based entertainment and cinemas represent the leading edge of lighting design requirements. Tivoli believes that the ability to provide both central design and local project support will contribute to continued growth as global requirements continue. Shopping centers, retail shops, theaters and restaurants have often collaborated around a central theme to optimize development economics, increase customer traffic and point of purchase support. This continued use of lighting as a key design element extends to renovation as well as new construction projects, and the rate and frequency of major renovation projects in core markets is increasing.

Industry Overview

In the U.S. the domestic lighting fixture market is estimated to be between $8.0-8.6 billion (source - Economic Industry Reports 1998). The major traditional segments of the lighting fixture industry have been historically categorized as commercial/institutional, residential, outdoor, industrial, vehicular and N.E.C. ("Not Elsewhere Classified"). Although there is currently no specific category for specialty lighting, management believes that specialty lighting products comprise a significant growth trend and opportunity within the major categories. Additionally, specialty lighting products can be found in non-lighting related industry classifications such as furniture, millwork, cabinets, signage, security, exhibit builders, kiosk, and point of purchase display manufacturers.

There are a number of major characteristics of the U.S. domestic lighting fixture industry that affect its growth and competitive market assessment. The industry has approximately 10 large conglomerates that are estimated to control less than half of U.S. lighting fixture sales. With over 500 other companies supplying lighting fixtures, the industry remains highly fragmented despite several major restructionings of these conglomerates during 1998.

Primary econometric trends which directly affect the lighting industry are commercial and residential construction, housing starts, renovation and capital expenditures. Despite strong export sales to NAFTA countries, imports into the domestic market from Asia, particularly aided in 1998 by a strengthening U.S. dollar, continue to increase.

In addition to a continued requirement for energy efficiency and product differention, there have been many major commodity lighting manufacturers shifts in distribution brought about by shifts to large national chains such as Wal-Mart, True-Value and Home Depot which have expanded their focus beyond do-it-yourself to the construction trades.

Tivoli presently serves international clients located in Europe, the Middle East, Mexico, South America, the Far East and Pacific Rim. The characteristics and trends of the international lighting industry are somewhat similar to those of the U.S. market. Local customs, electrical codes and economic demographics provide unique differentiations that require an adaptive strategy.

The European lighting industry is generally regarded to be more advanced, relative to fixture design and technology than the U.S. lighting market. There remains in Europe a high bias toward new technology accompanied by planned obsolescence of products that occurs at a much faster rate than in the U.S. Another factor that keeps European lighting manufacturers ahead of their U.S. counterparts is that many of the major European companies embrace an aggressive vertical and horizontal manufacturing strategy. For example, the simultaneous development of lighting fixtures, reflector technology, lamps, power sources and castings create a faster new product introduction cycle than in the U.S. The conversion by the European Union to a common currency on January 1, 1999, may have substantial economic impact on companies that can tailor products and services to meet the requirements of a 'borderless' Europe. Tivoli's partner - Targetti of Florence, Italy - is well positioned to provide Tivoli access to those markets through its comprehensive network of sales and distribution centers.

In the Far East, South America and other developing countries, emphasis in lighting has been on low cost production with minimal design characteristics. From an export perspective, many Far Eastern manufacturers have made significant inroads in the U.S. and Europe by offering cheaper products with similar characteristics, if not the same performance as locally made products. The Asian economic crisis has added to the surge of imports. For example, China's share of imports into the U.S. accounts for over 50% of all U.S. lighting fixture imports. Regardless of the availability of low cost imports, these same markets have niche segments that have increasing requirements for higher design and performance products. Management believes that continued growth opportunity exists to export specialty products to global multi-nationals.

Management believes that these domestic and international trends within the lighting industry may provide Tivoli with opportunity for revenue growth. The introduction of additional products has strengthened Tivoli's position as a provider to these markets, while

                                      30.

enabling Tivoli to participate in larger, more diverse projects. Management believes that this combination of products, markets, and technology position it to capitalize on developing trends within the international lighting industry, as well as to take advantage of the select trends within its customers' markets.

While the key trends which affect the global lighting industry are important, Tivoli also believes that trends affecting its customers within its served markets are equally important. These trends include:

 Gaming/Casino - Despite overall softness in the Casino/Gaming market, selective
 -------------
 expansion is forecast in Las Vegas during the next two years, coupled with other jurisdictions in Detroit, Atlantic City and Native Indian Gaming venues providing market opportunities for Tivoli.

 Hospitality - The expansion of resort hotel properties in Las Vegas, Orlando,
 -----------
 Atlantic City, combined with development of newer, more tailored business traveller hotels such as Hilton Garden Courts and Sofitel, provide opportunity for the increasingly broad array of hospitality lighting products that Tivoli offers.

 Location Based Entertainment ("LBE") - Venues combining restaurants, themed
 ------------------------------------
 experience, shopping and entertainment are projected to increase substantially over the next 3-5 years according to the Themed Entertainment Association. Large venues, both domestically and international, continue to require dramatic decorative and accent lighting products.

 Cinema Construction - in the U.S. continues the trend to build stadium type
 -------------------
 environments in multi-screen formats (multiplex) ranging in size from 8 to 23 screens. Combined with other LBE venues, Tivoli's unique array of both cinema and specialty commercial lighting products position it as a supplier of total lighting solutions to this market.

 Global customers - with multi-unit, multi-location stores and restaurants, are
 ----------------
 seeking long term strategic suppliers that can operate internationally. Additionally, the global architectural profession, whether in New York or Venice, Italy, has increasing requirements to satisfy global clients and management believes that Tivoli's products, sales strategies and partnership with Targetti provide a unique opportunity to address these trends.

Tivoli's Strategy

During the past four years, Tivoli has developed and focused on its strategic plan which encompasses new product development, market penetration, and the joint venture with Targetti. Management believes that its investments in product development, literature, catalogs, systems and technology acquisitions continue to establish the foundation for expanded growth and earnings. The key elements of this plan include (1) the continued development and expansion of Tivoli's products to meet both domestic and international market demands, and (2) the expansion of its joint venture - Targetti USA. Tivoli is also interested in pursuing selective acquisition of lighting products or companies that would improve Tivoli's competitive position.

Products

Tivoli's existing products can be grouped into the following major categories, based upon technical features or the types of design applications for which they are typically used:

Tube Lighting. A family of products in which a variety of sub-miniature, low-voltage lamps are inserted into a linear plastic tube and connected to a transformer and power source. A patented addition to tube lighting is the company's process of injecting non-flammable, optically clear, viscous gel that surrounds the lamps, protecting them from vibration and moisture. These products are used in a wide variety of interior and exterior applications as decorative highlights, guidelines, building outlines, pools and spas, and in acoustic panels.

Aisle, Step and Stair Lighting. A variety of specialized vinyl, PVC, composite extrusions and plastic light diffusing lenses that contain small, replaceable lamps. These products are used to light the edges of aisles and walkways, and for safety illumination in theaters, auditoriums and showrooms. The unique dual stair/step lighting products are widely used in stadium seating applications, lobbies and transition areas. Tivoli has received patents, covering these products and their ability to simultaneously direct light to the top of a step and illuminate, without glare, the adjoining step riser and tread. Recent design innovations include the introduction of solid state light emitting diodes ("LED's") for extensive lamp life, low energy consumption and minimum maintenance. Also included among Tivoli's innovations to these product families is the use of electroluminescent ("EL") lighting devised from phosphor coated, laminated linear lighting - sources which offer an even, uninterrupted glow with minimum energy usage. The EL product family can also be utilized in point of purchase display applications.

                                      31.

Accent and Task Lighting. An array of aluminum channels with a wide variety of specialized and general purpose lamps to highlight, spot, or illuminate products, merchandise or working areas. The task lighting products in this group can also be mounted under a counter or shelf for specific illumination of the working surface.

Cove, Soffit and Valance Lighting. An extensive family of products that use several different aluminum channels onto which high performance, energy efficient compact fluorescent lamps are attached. These products are used in coves, valances, soffits, or raceways where the fixture is concealed to provide indirect illumination from the ceiling and to highlight an architectural feature, and to achieve architectural layering effects. These cove lighting products use both 277 and 110 voltage, and are offered in a wide range of lamp wattages and custom configurations. A patented innovation to Tivoli's cove lighting family was developed as "Flex-Cove", a field adjustable product that allows for uninterrupted illumination to be achieved when accommodating design features such as curved radius applications. The field adjustability feature reduces contractor installation time while minimizing errors caused by field measurements and drawings not matching.

Minicove. A family of products which supplements the high performance cove lighting family with a broad range of compact, small low voltage incandescent, xenon, argon and halogen lamps. This product line also includes a range of specialized halogen lamps such as the MR11 and MR16 for accent lighting applications. Optional accessories include reflectors, lenses, mounting clips and flexibility. These products are often selected to illuminate areas that include small coves or are incorporated into furniture cabinets, retail store fixtures and where minimum clearances are provided in an architectural element.

Readi Cove. A new product introduced in 1998 offers the ability to create a lighted cove without field construction. Modules are available using Tivoli's existing cove lighting options. Lighting integrated into a selection of decorative hinged fascia moldings with easy accessibility to lamps for maintenance.

Decorative Chandeliers. The chandelier product family consists of a wide variety of low voltage and line voltage tubes, plastic extrusions and reflectors affixed to aluminum, or brass mounting plates. These products are offered in standard round or square single and multi-tiered configurations in addition to custom requirements. Chandelier and light curtains manufactured by Tivoli have been used in hotel lobbies, atriums, theaters, casinos and custom residences. In addition to providing a decorative and economic alternative to expensive crystal chandeliers, the addition of lighting controls can add special effects such as the appearance of motion to the products.

Customized Lighted Ceiling Panels. Illuminated ceiling panels utilize miniature lights inserted into a variety of ceiling tiles including acoustic tiles, polycarbonate sheets and metalized panels. Referred to as "Starlight Panels" these illuminated ceilings have been used as centerpieces in casinos, gaming vessels, clubs and on wall panels. In addition to simulating a starfield, custom designs such as "shooting stars," "galaxies," or other effects can be added.

Long Life, Low Voltage Lamps. A family of patented Tivolite bulbs which consist of a multi-lamp filament inside a variety of glass envelopes. These bulbs are provided in both low and line voltage as decorative, energy-efficient alternatives to standard line voltage bulbs. Tivolites have a rated life of 10,000 - 25,000 hours compared to 1,000 - 1,200 hours for competitive lamps, and can offer up to 80% savings in energy. The Tivolite lamps are used for applications in concert with other products manufactured by Tivoli, such as its "Lite-Bar" aluminum extrusion.

Perimeter and Landscape Lighting. A "Twilight" product series which uses miniature lamps pre-mounted on wire and connected to a transformer for perimeter, topiary and landscape lighting. These "Twilights" are approved by UL for exterior usage and are mounted to trees, landscape, topiary elements, and gazebo's. In addition, a version of the product is used inside various sized plastic extrusions to outline perimeters and buildings providing a variety of weather-resistant multi-colored lens caps.

Parallax(TM). A patented product line which provides a high quality linear aluminum tube system with integrated, fully adjustable, halogen lamps offered with a variety of spacing. The aluminum tube has structural strength and clean design that provides an aesthetic, energy efficient alternative to traditional track and down lighting systems. Applications also include self support kiosk systems as well as integration into free standing lighting truss systems offered through Targetti USA.

Paravision(TM). A patented version of Parallax(TM), which offers integrated surveillance systems with closed circuit television cameras combined with the high performance halogen lighting line. Applications are for casino/gaming installations, hospitality, banking, retail and high end residential market segments. The award winning Paravision product was named one of the "Top 20 most innovative gaming products".

Transformers and Controllers. Transformers and other specialized equipment designed by Tivoli to provide power and safety when dealing with conversion from primary (standard voltage) to secondary (low voltage). Tivoli offers
transformers for both Class 1 and Class 11 safety standards.   Controllers are
the electrical devices that control the variety of effects such as "chasing," "sparkling," or "moving." In addition to offering a range of standard products in this catalog, Tivoli offers custom capability to support larger

                                      32.
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electrical control requirements. Tivoli continues to expand its selection of specialized circuit protection devices that are used in conjunction with the open conductor low voltage lighting products developed by Targetti such as Stellaria and Structurella.

Targetti USA Product Families. The joint venture with Targetti which created Targetti USA provides Tivoli with access to the complete Targetti product range. At present, a large selection of the Targetti product range, as identified in their most recent catalog has been selected and modified for introduction into the U.S. market. The products introduced into the U.S. market are:

     Structura - A unique truss system designed for large, open areas such as
     ---------
     convention centers, or exhibition halls, which can provide architectural design alternatives when ceiling systems are either too high or unsuited for the installation of high quality, precise lighting applications.

     Minitondo - A complete low voltage track system, including both track
     ---------
     sections as well as 14 heads or fixtures with a wide variety of lamping and design options.

     Excelsior - An illuminated skylight type lighting fixture incorporating
     ---------
     high performance energy efficient florescent lamps with a complete range of polycarbonate and stained glass lenses. Available in a variety of ceiling mounted options and capable of incorporation signage or promotional messages.

     Stellaria & Structurella - A low voltage open frame linear and grid system
     ------------------------
     that can be suspended from a ceiling or from a `Structura' truss system, incorporating Minitondo low voltage heads. The Stellaria system allows a free standing approach to high ceiling areas, providing capability to achieve linear planes of design.

     Mondial -  A family of recessed products consisting of two main groups: the
     -------
     Mondial 50, a small aperture, low voltage recessed adjustable downlight, and Mondial, high performance, larger aperture precision adjustable projectors offering a variety of incandescent, halogen, and metal halide lamp sources.

     CCT -  A specialized recessed downlighting family of products,
     ---
     offering high performance energy efficient compact fluorescent lamps with a complete series of unique decorative trims and a wall washer option.

     Low Voltage Downlights - A comprehensive family of low voltage, decorative
     ----------------------
     downlights using high performance halogen (MR-16) lamps, the 'VIT', 'LITEX', 'BTT', and 'Micro', offer a variety of features including glass trims, filters and directional options.

     Wall Sconces - Wall mounted indirect uplighting units designed for accent
     ------------
     illumination as well as high performance lamp sources. 'Spectra' offers decorative halogen accent lighting with dichroic filters to achieve color accents.

     Mondial F1 - A modular, integrated framework and lighting system that
     ----------
     optimizes high performance projector units for a variety of commercial, institutional and specialty applications.

Marketing

The primary markets served by Tivoli and its joint venture partner, Targetti USA are: Theater, Hospitality, Casino/Gaming, Retail, Commercial and Residential. Tivoli believes it has a unique ability to be a one source supplier to lighting projects in these markets due to their diverse product offerings. The primary objective of our marketing approach is to provide a more comprehensive package of products and services to our customers by offering a complete selection of specialty lighting and related equipment. A requirement of this marketing strategy is that Tivoli maintain experienced and diverse representative and distribution channels to support its sales objectives. Therefore, Tivoli continually endeavors to strengthen and expand the effectiveness of its manufacturer's representatives, both domestically and internationally. The number of representatives covering the North American market is 69. Tivoli, through its evaluation of representatives, performs regionally select territory changes in the U.S. and Canada, designed to strengthen our local representation. Tivoli's joint venture partner, Targetti USA, has over 50 representatives covering the United States market.

Internationally, Tivoli's products are represented by a network of sales offices and distributors of Targetti Sankey, Tivoli's international joint venture partner. Tivoli periodically conducts formal training programs to increase the effectiveness and revenue potential of the international Targetti network. Sales managers from Tivoli also attend the annual training sessions on Targetti products, while concurrently utilizing these training sessions to educate the Targetti personnel on Tivoli's core products. Additionally, Tivoli's core products are represented in the Targetti UNO catalog which has a world-wide distribution of over 250,000 annually. Although the Targetti sales network represents the major global representation of Tivoli, there are certain markets in which Tivoli operates directly such as Mexico, Canada and Hong Kong. In Mexico, Tivoli operates Tivoli de Mexico, S.A., a corporation that registers all Tivoli's products and trade names in that country and provides further opportunity to penetrate many growing South American markets.

                                      33.

The primary purchasing influences for Tivoli's products are specification professionals such as architects, lighting consultants, electrical engineers, interior designers and corporate end users. As a consequence of this specification oriented marketing, management believes that high quality catalogs, literature and technical data sheets are necessary to present Tivoli's products. Full color brochures and catalog sheets include both suggested applications of products as well as required technical performance and data. These catalogs and technical data sheets are contained within a custom three ring binder that is distributed to specifiers by Tivoli's manufacturer representatives, and directly to select corporate accounts by Company personnel. Binders are registered to their end user, and a returned registration program card is maintained on Tivoli's customer database. As new products and features are introduced, catalogs and technical sheets are updated, revised and expanded. Supplementing the catalog sheets are programs geared at the introduction of new products or technologies. Tivoli introduced seven new and expanded products and literature in fiscal 1998. Tivoli introduced an updated and expanded price list in fiscal 1998. An Illustrated Buyers Guide was also created as a tool for our representative network and for use in other sales channels such as distributors.

Tivoli reinforces its market presence in its primary markets by selectively exhibiting products at specialized trade shows. Among the major trade shows Tivoli attended in fiscal 1998 were: Hospitality Design, "Lightfair International", "World Gaming Congress", "ShoWest", "ShowEast", and "CinExpo". Respectively, these trade shows deal with the hospitality industry, commercial lighting industry, casino gaming industry, and global theater construction and distribution industry. Tivoli also attends select shows on a regional basis for specific territories and representatives.

Tivoli is active in certain professional trade organizations such as The National Association of Concessionaires, National Association of Theater Owners, Themed Entertainment Association and the Illuminating Engineering Society.

Sales and Distribution

Tivoli's products currently are sold through 69 independent manufacturers' representatives in the U.S. and Canada and directly by Tivoli's own personnel to a broad customer base consisting of electrical distributors, contractors, showrooms, owner representatives and end users. Tivoli's focus in serving its diverse customer base is to increase both the number of accounts, as well as the amount of product being purchased by these accounts. The independent manufacturers' representatives who market Tivoli's products are under a standard contract and are paid commissions on their sales. These representatives market to architects, lighting designers, electrical engineers, electrical distributors, lighting showrooms, contractors and others within an assigned geographic territory. While sales through these representatives are generally to commercial lighting markets, a number of agencies in major territories have developed personnel trained to penetrate specialized markets such as showrooms and corporate accounts.

Tivoli's national accounts have historically included a number of major corporate customers within each of the market segments served by Tivoli. In many cases, customers maintain their own internal design and development departments that interface directly with Tivoli's internal sales personnel. These corporate accounts also utilize professional services from interior architects and lighting consultants to assist in achieving their desired market image. Management anticipates that Tivoli will experience continued growth in sales to national and corporate accounts as Tivoli increases its market penetration efforts in these markets, since customers in these markets do not generally purchase all of their specialty lighting requirements through commercial lighting distributors or representatives. Tivoli has developed a National Account Strategy to manage programs, products and services for these accounts.

Tivoli's international sales represented 20% of total revenue for fiscal 1998. These sales are served by three sales and distribution elements: 1) in Europe, Eastern Europe, the Middle East, Far East, South America and Australia, Tivoli is represented by Targetti Sankey's extensive network of over 50 representatives and distributors. 2) in Hong Kong, Taiwan and Japan, Tivoli uses additional independent representatives, and 3) Mexico and Central America are served by Tivoli's subsidiary Tivoli S.A. de Mexico and its representatives in these territories. International sales are subject to certain risks, including foreign government regulation; longer payment cycles; unexpected changes in, or imposition of, regulatory requirements, tariffs, import and export restrictions and other barriers and restrictions; greater difficulty in accounts receivable collection; the burdens of complying with a variety of foreign laws; possible recessionary environments in economies outside the United States; and other factors beyond the control of Tivoli. There can be no assurance that such factors will not have a material adverse effect on Tivoli's international sales and consequently, Tivoli's business, operating results and financial condition. An increase in the relative value of the dollar against foreign currencies would reduce Tivoli's revenues in dollar terms or make Tivoli's products more expensive and, therefore, potentially less competitive in foreign markets.

Management believes that the combination of its representation, distribution and product lines, has increased Tivoli's opportunity for success as a specialty lighting supplier, with global growth. This belief is based on the worldwide recognition of the Tivoli trademark, the extensive experience this Company has obtained in low voltage lighting and the increase in multi-unit, multi-location international customers.

                                      34.

Competition

The lighting industry remains highly fragmented despite the presence of large conglomerates that service the general electrical distribution and contractor marketplaces. These conglomerates are substantially larger and more established, and offer a broader range of products, combined with greater financial, marketing and other resources, than Tivoli. During fiscal 1998, there was significant merger and consolidation amongst a number of the large companies such as National Service Industries, Genlyte, Thomas Industries and Cooper Industries. Nonetheless, there are a larger number of companies that collectively offer a wide range of products to a broad market base, including niche and general lighting markets. Although many of these companies are smaller than the conglomerates, there are a number that have greater financial and other resources than those presently available to Tivoli. If Tivoli is not able to compete successfully, its business, financial position and results of operations will be materially adversely affected.

Tivoli's competition, within its served markets, is generally divided into two categories. First there are a number of companies that sell products similar to those offered by Tivoli that can be used as substitutions or replacements for Tivoli's products. Although many of these products do not have all the features of Tivoli's products, they are often sold at a lower price. Tivoli endeavors to compete with the suppliers of these alternative products primarily on the basis of quality, special features, service delivery and value pricing. The second category of potential competitors consists of companies that offer products not currently sold by Tivoli, and/or products that can be used in alternative methods for achieving desired lighting effects. Management believes that the joint venture with Targetti, offered exclusively through Targetti USA, greatly enhances Tivoli's competitive position, by providing access to products and technologies unavailable to Tivoli's competitors.

Assembly and Manufacturing Operations

Tivoli's manufacturing operations consist primarily of procurement, inspection and testing of components, selected fabrication, cutting and metal work and the assembly of finished products, at Tivoli's facility in Santa Ana, California. Tivoli operates one shift of production from this facility, but frequently utilizes additional personnel to operate a second shift to support demand. The growth of Tivoli over the past several years, combined with future products being added from the Targetti USA joint venture, has required Tivoli to expand its warehouse storage space. Quality and reliability are constantly emphasized in the selection of components and in the assembly of finished products.

Tivoli obtains materials parts and components, such as aluminum and plastic extrusions, plastic lens covers, wire, lamps, injection molded components, sockets, ballasts, transformers, controllers and housing, from numerous suppliers. Management believes that alternative suppliers are available for most of these components. Several components used in Tivoli's products are supplied by companies located in Taiwan and China. However, Tivoli has identified alternative overseas suppliers for these components, and continues to evaluate the possibility of purchasing all or some of these components from domestic or North American sources, in an effort to ensure supply of critical or proprietary components. Tivoli maintains an inventory of items supplied by offshore companies to minimize any potential disruption caused by an interruption of shipments. Some of the vendors to Tivoli do require minimum order quantities. In general Tivoli is able to purchase components at quantities that are consistent with product demand. Tivoli's joint venture with Targetti has provided additional resources in evaluating and procuring selected components and materials that enhance the ability to manage its inventory. A goal of Tivoli's operations management is to reduce the overall inventory levels and minimize the number of unique parts. Management believes that the combination of minimizing its finished goods inventory and maintaining an adequate component parts inventory provides protection against unanticipated supply interruptions. With this scheme, Tivoli does not maintain an extensive finished goods inventory.

Tivoli maintains a comprehensive state-of-the-art software system provided by a leading international software developer and a new computer system to support the software. The software system is comprised of a number of modules - inventory management, order entry, material requirements and purchasing, forecasting, and financial reporting. This system has supported Tivoli's capability in dealing with customers, order processing, purchasing, production and resource planning, inventory management, and sales forecasting. Management believes the implementation of the system and software greatly enhances Tivoli's ability to manage its growth more efficiently and allow the critical assets such as inventory to be optimized.

Customers

Tivoli has a broad and diverse base of customers consisting of thousands of clients such as electrical distributors and wholesalers, contractors, lighting showrooms, theater owners, casino and gaming establishments, and corporate clients. In addition, Tivoli also sells to a number of specialized firms such as cruise line shipbuilders, restaurant suppliers, furniture fixture manufacturers, high end residential customers and commercial signage companies.

The existing customer base includes a substantial number of companies that are recognized leaders in either the motion picture, theme park, casino or specialty retail store industries. These customers represent leaders within their respective industries that rely upon Tivoli for some of their lighting requirements. The importance and influence of these types of account constitutes an important

                                      35.

market strategy for Tivoli. Management believes that the continued success with leaders of corporate multi-nationals will have a complementary effect on sales to other customers in similar market segments.

The established customers provide Tivoli with a diverse, broad and deep base that represents continued opportunity for growth in revenues and profitability. If Tivoli is successful in expanding its strategic program it will become a single source supplier from which many of its customers can fill their lighting requirements.

Tivoli strengthens relationships with certain key customers by working with them on the development of lighting projects. Selectively, Tivoli provides the services of a sales engineer trained on the use of Tivoli's computer aided design systems to collaborate with the customer's architects in developing both concept and specific design plans. Management believes that this service, accompanied with pricing quotations for Tivoli's products that have been specified, is a successful marketing practice that enhances customer loyalty. Further, such custom development projects can benefit Tivoli by enabling it to develop new products, often with a large portion of the cost of the development effort paid for by the customer.

Patents and Trademarks

The performance of Tivoli will depend on the success of its existing product families as well as its ability to develop, acquire and market new products and encompass new developing and changing technologies. Concurrently, the ability to address pricing considerations and other market factors, is an important element.

Tivoli maintains, and relies on a combination of patents, trademarks, trade secrets, nondisclosure agreements and licensing arrangements to establish and protect its proprietary rights. Tivoli has received sixteen (16) United States patents and has a number of patent applications pending. Tivoli intends to continue to file patent applications covering certain of its products both domestically and in certain key foreign countries, as appropriate. The process of seeking patent protection can be long and expensive, and there can be no assurance that patents will be issued from patent applications or that any of Tivoli's existing patents or additional patents are or will be of sufficient scope or strength to provide meaningful protection or marketing advantage to Tivoli. Tivoli is not aware of any pending or threatened claims against Tivoli relating to its patents or trademarks.

Through Targetti USA Tivoli also has an exclusive license for all Targetti products and technologies for the U.S. market.

Government Approval

Many of Tivoli's products have received approval from UL and from ETL, both of which are federally accredited by OSHA, as Nationally Recognized Testing Laboratories (NRTL's). Tivoli has applied for UL or ETL approval for a number of additional task, accent and cove lighting fixtures. Through its joint venture with Targetti, Tivoli has also submitted and received UL and ETL approval on recently introduced products through Targetti USA. Products sold for use in marine vessels must adhere to Coast Guard approval standards, while those sold for use in aircraft must have FAA approval. The National Electric Code adopted
Article 411 dealing with guidelines for use and approval of low voltage lighting systems. Tivoli is continually evaluating these new requirements for UL and ETL for low voltage lighting products. Tivoli anticipates that approval from an appropriate NRTL will be obtained for Tivoli's existing and planned low voltage and standard products, although there can be no assurance that such approval will be granted. If such approval is not obtained, Tivoli's business, financial position and results of operations will be materially adversely affected.

Product Development

Tivoli maintains an engineering department to support its product development efforts and to produce custom products for special applications as well as develop enhancements, improvements and modifications to standard product configurations. Tivoli maintains an on-going effort to develop lighting and related products that can utilize new methods, materials and technology. Tivoli's joint venture with Targetti has been very beneficial in supplementing and expanding engineering development opportunities. Targetti's maintenance of a state of the art research facility is available to Tivoli and access to its experienced personnel assists Tivoli's own development effort. Through Targetti USA, Tivoli expects to continue to expand and develop its access to Targetti's research facility.

Research and Development

During the last three fiscal years, Tivoli did not incur any material research and development expenses.

Environmental Matters

During the last three fiscal years, compliance with environmental laws and regulations did not have a significant impact on Tivoli's capital expenditures, earnings or competitive position. Tivoli does not anticipate that it will incur any material capital expenditures for environmental control facilities during the next fiscal year.

                                      36.

Employees

As of September 30, 1999, Tivoli had 66 full-time employees, of which 3 were engaged in product development and engineering, 40 were engaged in manufacturing and assembly operations, 14 were engaged in marketing and sales, and 9 were employed in finance and administrative positions. None of Tivoli's employees are represented by a labor union, and Tivoli believes it generally has good relations with its employees. Tivoli also hires temporary labor personnel to accommodate special requirements for large projects and seasonal increases in production. The temporary labor pool represents an experienced base of people which can be drawn upon as permanent requirements evolve.


                                  PROPERTIES

Tivoli's main facility and headquarters is a leased building with approximately 20,000 square feet of warehouse, assembly and office space, located in Santa Ana, California. The lease expires September 30, 2001. Tivoli has the option to terminate the lease at any time after September 30, 1997 for a one time payment of $12,500. The monthly rent is $7,318 per month in fiscal 1998 (with an annual 4% increase each October 1st for the term of the lease) on a "triple net" basis. Tivoli believes that this current facility will satisfy its needs for manufacturing and administrative space through the end of 1999, but will consider leasing additional space in other geographic locations as the need for regional marketing, sales or distribution capabilities continues to materialize.

Tivoli maintained a 3,200 square foot Las Vegas showroom and demonstration center during fiscal 1998. The lease is a five year lease, with approximate costs of $3,200 per month on a triple net basis. The office showroom is intended to support Tivoli's marketing and sales strategy in the growing casino/gaming and hospitality market, both in the U.S. and internationally. Tivoli, during September 1998, negotiated a sub-lease for this property to its new distributor in Nevada - Integrated Luminary Alliance ("ILA"). Under the terms of the agreement, ILA is responsible for all costs associated with the lease of the office.

Tivoli has leased additional warehouse facilities located close to their main manufacturing facility in Santa Ana, California. The warehouse is approximately 5000 square feet and is leased for one year ending April 30, 2000. The monthly rent for these units is $4,910.

                               LEGAL PROCEEDINGS

Tivoli is occasionally involved in lawsuits with respect to product liability claims by third parties. Tivoli maintains product liability insurance to cover these type of claims. Tivoli believes that its insurance is adequate to cover known existing claims.


                  HISTORICAL MARKET PRICES AND DIVIDEND DATA

Tivoli common stock is listed for trading on the Nasdaq SmallCap Market under the symbol "TVLI." The table below sets forth, for the calendar quarters indicated, the reported high and low sale prices of Tivoli common stock as quoted on the Nasdaq SmallCap Market. As of the record date of the special meeting, Tivoli had 1,237,000 holders of record of Tivoli common stock. The closing market price for Tivoli common stock on September 17, 1999, the last trading day prior to the announcement of the proposed merger, was $3.3125. On October [21], 1999, the latest practicable trading day prior to the date of this proxy statement, the closing market price for Tivoli common stock was $[___]. Upon consummation of the merger, Tivoli common stock will cease to be traded on the Nasdaq SmallCap Market.

Tivoli has never paid any cash dividends on its shares of Tivoli common stock.


                                   HIGH      LOW
                                 -------  --------
YEAR ENDED SEPTEMBER 30, 1998
First Quarter..................  $  7.50   $4.9686
Second Quarter.................     6.27     4.875
Third Quarter..................   5.8125    3.5625
Fourth Quarter.................     3.75    1.3125

YEAR ENDED SEPTEMBER 30, 1999
First Quarter..................  $ 2.625   $0.8436
Second Quarter.................      2.5     1.125
Third Quarter..................    3.625    2.1875
Fourth Quarter.................     4.25     2.625

                                      37.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS
               OF FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS

This section as well as other sections in this document contains forward-looking statements that are subject to risks and uncertainties. Forward-looking statements include expectations concerning matters that are not historical facts.

OVERVIEW

Tivoli, since its founding in 1967, has established a reputation as an innovator and supplier of miniature and low voltage lighting products. From 1991 onward Tivoli expanded its product range and is now regarded as a designer, developer, manufacturer and supplier of specialty lighting and related products, both domestically and internationally. Applications of Tivoli's products, globally, are movie theater aisle, step, marquee and concession lighting, illuminated ceiling systems, architectural cove, miniature lighting in cabinetry, decorative, accent, task and energy efficient lighting in casinos, hotels, restaurants, gaming vessels, cruise ships, specialty retail, themed venues and high end residential.

In 1991, Tivoli was acquired by its present management who implemented a strategy to revitalize and expand Tivoli's market position through product line expansion and aggressive market penetration programs. Tivoli completed a successful public offering in September of 1994, and continued to focus, refine and implement its strategic business plan which encompassed new product and patent development, market penetration, literature and catalog development and an international reciprocal joint venture with Targetti of Florence, Italy. In November 1997, the joint venture was expanded with the formation of a jointly owned Company in the U.S. - Targetti USA. Through this joint venture, Targetti offers a wide range of product families, developed by Targetti, which broadens and complements Tivoli's products.

RESULTS OF OPERATIONS

Years Ended September 30, 1997 and 1998

Net sales of $9,578,681 for the fiscal year 1998 were 3% lower than the net sales of $9,846,174 in the fiscal year 1997. Net sales in 1997 included $1,272,113 attributed to the shipment of a large project order for a national customer. Sales of products not related to this large project order increased 12% from $8,574,061 in 1997 to $9,578,681 in 1998 as a result of new product introductions and successful implementation of market penetration programs in the core markets of theater, retail and casino gaming.

The gross profit for the fiscal year 1998 was $3,925,230 or 40.9% of net sales as compared to $4,160,039 or 42.3% of net sales for the 1997 fiscal year.

Selling, general and administrative expenses for fiscal 1998 increased to 49.3% of net sales or $4,722,750 as compared to 36.4% or $3,581,453 in the 1997 fiscal year. This increase in SG&A expenses was related to new product introductions and heightened sales and marketing activities, incremental SG&A expenses of Targetti USA and costs associated with the Manufacturing Resource Planning (MRP) system which was installed in October 1997. A receipt of $250,000 from Tivoli Systems, Inc. for the settlement of a trademark dispute, is included as a reduction of SG & A expenses in fiscal year 1998.

Operating losses for the fiscal year 1998 were $797,250 or 8.3% of net sales as compared to an operating profit of $578,586 or 5.9% of net sales in the fiscal year 1997. This decrease was due primarily to higher SG&A expenses as mentioned above, coupled with lower gross margins..

Other expense for fiscal year 1998 was $17,397 and consisted of interest income of $63,503 on bank deposits, less interest expense on bank loans and capital leases of $80,900. Other income for the fiscal year 1997 was $10,228 and was derived from interest income of $74,925 on bank deposits less interest expense on bank loans and capital leases of $85,153.

On November 1, 1997 Tivoli and Targetti Sankey S.P.A. formed a new company - Targetti USA. The operating results of Targetti USA are consolidated with the operating results of Tivoli. Operating losses of Targetti USA in fiscal year 1998 were $377,146, resulting in a Minority interest in net loss of $188,573.

The provision for state income taxes in fiscal year 1998 was $800 compared to $56,593 in fiscal year 1997. Federal income tax provisions for both years were covered by net operating loss carry forwards. See Financial Statement Notes #6.

As a result of the above factors, net losses for the fiscal year 1998 were $627,144 or $0.48 per share as compared to net income of $511,765 or $0.37 per share in the 1997 fiscal year.

Three Months Ended June 30, 1999 as Compared to Three Months Ended June 30, 1998

Net sales of $2,948,714 for the third quarter of fiscal year 1999 were 38% higher than net sales of $2,138,021 in the same period of the prior year. This increase was stimulated by new product introductions and increased market penetration.

                                      38.

Gross profit for the third quarter of fiscal year 1999 was $1,318,470 or 44.7% of net sales compared to gross profit of $901,973 or 42.2% for the third quarter of fiscal year 1998. This increase was due to cost-reduction programs implemented during the three month period ending June 30, 1999.

Selling, general and administrative expenses for the third quarter of fiscal 1999 were 39.5% of net sales or $1,165,390 as compared to 56.7% or $1,213,225 in the same quarter of the prior year.

Operating profits for the third quarter of fiscal year 1999 were $153,080 or 5.2% of net sales compared to an operating loss of $311,252 or 14.6% of sales in the same quarter of fiscal year 1998.

Other income (expense) for the third quarter of fiscal year 1999 was $7,137 and consisted of interest expense on the bank loan of $20,394 and capital lease interest of $3,026. Interest income of $12,299 represents interest received on bank deposits. Interest expense for the third quarter of fiscal year 1998 was $20,447 and was derived from interest expense on the bank loan of $16,255 and capital lease interest of $4,192. Interest income was $14,764 received on bank deposits.

An unrealized foreign currency exchange gain of $18,258 was generated during the third quarter of fiscal 1999 on an account payable balance denominated in Italian Lire.

The provision for income tax in the third quarter of fiscal year 1999 was $52,318. The third quarter net income was fully taxed, whereas prior quarters in the fiscal year benefited from the use of tax loss carry forwards. The benefit for income tax in the third quarter of fiscal year 1998 was $101,000 and resulted from a reduction to the tax accrual due to operating losses.

Minority interest in net income of the consolidated subsidiary was $13,637 in the third quarter of fiscal year 1999 compared to the minority interest in net loss of the consolidating subsidiary of $29,358 in the third quarter of the prior fiscal year. This minority interest represents 50% of the net income or loss generated by Targetti USA, LLC.

As a result of the above factors, net income for the third quarter of fiscal year 1999 was $94,262 or $0.08 per share as compared to net losses of $186,577 or $0.14 per share in the third quarter of fiscal year 1998.

Nine Months Ended June 30, 1999 as Compared to Nine Months Ended June 30, 1998

Net sales of $8,457,288 for the first nine months of fiscal year 1999 were 17% higher than net sales of $7,250,942 in the same period of the prior year. This increase was stimulated by continued strong demand for Tivoli's products across all market segments.

The gross profit for the first nine months of fiscal year 1999 was $3,803,945 or 45.0% of net sales compared to gross profit of $3,014,712 or 41.6% for the same period of the prior fiscal year. This increase was due to product cost reduction programs implemented during the nine month period ending June 30, 1999.

Selling, general and administrative expenses for the first nine months of fiscal 1999 decreased to 38.9% of net sales or $3,286,734, as compared to 42.8% or $3,101,588 in the same period of the prior year. Prior year SG & A included a one-time payment to Tivoli of $250,000 for settlement of a trademark dispute.

Operating profits for the first nine months of fiscal year 1999 of $517,211 or 6.1% of net sales improved from operating losses of $86,876 or 1.2% of net sales in the same period of fiscal year 1998.

Interest expense for the first nine months of fiscal year 1999 was $68,080 and consisted of interest expense on the bank loan of $56,956 and capital lease interest of $11,124. Interest income of $35,562 represents bank interest received on investments. Interest expense for the same period of fiscal year 1998 was $58,958 and was derived from interest expense on the bank loan of $46,660 and capital lease interest of $12,298. Interest income was $46,154 and represents bank interest received on investments.

An unrealized foreign currency exchange gain of $ 59,836 was generated during the first nine months of fiscal 1999 on an account payable balance denominated in Italian Lire. This compares to an unrealized gain of $5,791 in the same period of the prior fiscal year.

The provision for income tax in the first nine months of fiscal year 1999 was $55,418 and represented 1997 LLC fees and tax of $3,100, and a tax provision of $ 52,318 on current years income. Net operating loss carry forwards have now been fully utilized during the first nine months. There were no provisions for income tax in the same period of fiscal year 1998.

Minority interest in net income of the consolidated subsidiary was $54,377 in the first nine months of fiscal year 1999 compared to the minority interest in net loss of the consolidating subsidiary of $59,140 in the same period of the prior fiscal year. This minority interest

                                      39.

represents 50% of the net income or loss generated by Targetti USA LLC.

As a result of the above factors, net income for the first nine months of fiscal year 1999 was $434,734 or $0.35 per share as compared to net losses of $34,749 or $0.03 per share in the same period of fiscal year 1998.

FINANCIAL POSITION, CAPITAL RESOURCES AND LIQUIDITY

Tivoli's primary source of cash during the first nine months of fiscal year 1999 were funds provided by operations of $554,885, which consisted of net income of $434,734, depreciation and amortization of $188,275, and a decrease in inventories of $163,284, offset by increased accounts receivables of $284,136 and decreased accounts payable of $298,871.

On August 6, 1998, Tivoli announced that its Board of Directors had approved the repurchase of up to an aggregate of 83,333 shares of its common stock. During the first nine months of fiscal 1999 Tivoli purchased 60,233 shares at a total cost of $108,109. The total shares purchased to date at June 30, 1999 is 75,900 at a total cost of $137,380.

The above factors contributed to a net increase in cash of $ 362,791 during the first nine months of fiscal year 1999.

Working capital increased by $489,238 during the first nine months of fiscal year 1999 to $4,045,232 at June 30, 1999, as compared to $3,555,994 at September 30, 1998.

Accounts receivable as of June 30, 1999, increased to $1,709,419 from $1,438,036 at September 30, 1998. The days sales outstanding in accounts receivable decreased to 55 days at June 30, 1999, which compared to 57 days at September 30, 1998. Additional resources have been applied to the cash collection activity which has resulted in improved collections performance.

Inventories as of June 30, 1999, decreased to $1,694,581 as compared to $1,857,865 at September 30, 1998. The number of months costs of sales in inventory at June 30, 1999, decreased to 3.4 months as compared to 4.0 months at September 30, 1998. The improvement is the result of inventory reduction programs implemented in the latter quarters of the prior fiscal year.

Accounts payable as of June 30, 1999, decreased to $1,077,384 as compared to $1,376,254 at September 30, 1998. The number of days in accounts payable increased from 55 days at September 30, 1998, to 63 days at June 30,1999.

Capital expenditures in the first nine months of fiscal year 1999 totaled $32,980 and consisted of new product tooling, and related machinery and equipment.

"YEAR 2000" REQUIREMENTS

Tivoli is currently assessing computer hardware and software difficulties that may be experienced in connection with the so-called "Year 2000" problems. Tivoli has identified its' manufacturing and financial planning software as being most critical. The manufacturing and financial planning software was purchased and installed in fiscal year ending September 30, 1997. Tivoli has received information from the vendor of this software indicating that the software will properly handle dates for the year 2000 and beyond. In addition, Tivoli currently relies upon computer hardware and software systems from various third party vendors to manage other functions of Tivoli. Internally generated software systems do not comprise a material element of Tivoli's information technology. Tivoli is in the process of securing from third party software and hardware vendors, including providers of telephone services, certificates of compliance with Year 2000 issues for currently installed systems that are material to Tivoli's operations. A failure by a third party vendor to adequately address the Year 2000 issue could have a material adverse effect on Tivoli. In addition, the magnitude of certain risks, for example those associated with embedded chips, are unknown at this point, and could nevertheless have a material adverse impact on Tivoli and other companies in its industry. Tivoli does not have more than 10% of its revenue with any one customer. Therefore, the financial exposure to Tivoli of the failure of any one customer to be Year 2000 compliant is limited. Should a number of customers not be Year 2000 compliant, or should a number Tivoli's customers be negatively impacted by Year 2000 problems, the negative consequences to Tivoli's customers could have a material adverse effect on Tivoli's business, financial position, and results of operation. The costs to become Year 2000 compliant and to obtain certificates from third party vendors is not material to Tivoli. When its internal reviews and external surveys are complete, Tivoli will prepare contingency plans to prepare for problems that may reasonably be expected to arise. However, there can be no assurance that any such plans will prevent Year 2000 problems which may have a material adverse impact on Tivoli's business, financial position and results of operation.

                                      40.

                             SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth certain information regarding the ownership of Tivoli's Common Stock as of September 30, 1999, by: (i) each of the executive officers; (ii) all executive officers and directors of Tivoli as a group; and
(iii) all those known by Tivoli to be beneficial owners of more than five percent (5%) of its common stock.

                                                                             Beneficial Ownership (1)

Beneficial Owner and Address                                          Number of Shares       Percent of Total
----------------------------                                          ----------------       ----------------
Terrence C. Walsh................................................           371,999                  30.1%
1513 East St. Gertrude Place
Santa Ana, CA 92705

Charles F. Kimmel (2)............................................            57,180                   5.5%
1513 East St. Gertrude Place
Santa Ana, CA 92705

Vincent F. Monte (3).............................................            49,699                   3.9%
561 St. George Road
Danville, CA 94526

Gerald E. Morris (4).............................................            21,474                   1.7%
437 Madison Avenue
39th Floor
New York, NY 10022

Peter J. Shaw(5).................................................             2,332                     *
c/o Sitematic
3550 General Atomic Court, Bldg. 14
San Diego, CA 92121

Gordon C. Westerling.............................................            25,000                   2.0%
951 Ocean Avenue
Penthouse D
Santa Monica, CA 90403

All executive officers and directors
as a group (6 persons) (6).......................................           527,684                  39.6%


________________________

*    Less than one percent.

(1) This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, Tivoli believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 1,237,000 shares outstanding on September 30, 1999, adjusted as required by rules promulgated by the SEC.

(2) Includes 50,347 shares subject to stock options exercisable within 60 days of September 30, 1999.

(3) Includes 20,666 shares subject to stock options exercisable within 60 days of September 30, 1999, and 8,333 shares subject to warrants exercisable within 60 days of September 30, 1999.

(4) Includes 3,333 shares held by Intalite International N.V., a corporation of which Mr. Morris is President and Chief Executive Officer, a director and controlling shareholder, and, as such, he may be deemed to have sole voting and investment power over all of such shares and therefore may be deemed a beneficial owner of such shares. Includes 6,666 shares subject to stock options

                                      41.

     exercisable within 60 days of September 30, 1999, and 8,333 shares subject to warrants exercisable within 60 days of September 30, 1999.

(5) Includes 1,666 shares subject to stock options exercisable within 60 days of September 30, 1999.

(6) Includes 77,679 shares subject to stock options exercisable within 60 days of September 30, 1999 and 16,666 shares subject to warrants exercisable within 60 days of September 30, 1999.


                        INDEPENDENT PUBLIC ACCOUNTANTS

A representative from Corbin & Wertz, independent public auditors for Tivoli, are expected to be present at the special meeting. The representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.


                             SHAREHOLDER PROPOSALS

The deadline for submitting a shareholder proposal to Tivoli for inclusion in Tivoli's proxy statement and form of proxy for the Company's 2000 annual meeting of shareholders is October 30, 1999. Any Tivoli shareholder who intends to present a proposal at the 2000 annual meeting of shareholders without inclusion of such proposal in our proxy materials must deliver the proposal to us no later than [November 30], 1999. If the merger is completed, there will be no 2000 annual meeting of shareholders.


                      WHERE YOU CAN FIND MORE INFORMATION

Tivoli files periodic reports and other information with the SEC. You may read and copy such reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at http://www.sec.gov, that contains reports, proxy statements and other information regarding registrants that file electronically with the SEC.



WE HAVE AUTHORIZED NO ONE TO GIVE YOU ANY INFORMATION OR TO MAKE ANY REPRESENTATION ABOUT THE PROPOSED MERGER OR TIVOLI THAT DIFFERS FROM OR ADDS TO THE INFORMATION CONTAINED IN THIS DOCUMENT OR IN THE DOCUMENTS WE HAVE PUBLICLY FILED WITH THE SEC. THEREFORE, IF ANYONE SHOULD GIVE YOU ANY DIFFERENT OR ADDITIONAL INFORMATION, YOU SHOULD NOT RELY ON IT.

THE INFORMATION CONTAINED IN THIS DOCUMENT SPEAKS ONLY AS OF THE DATE INDICATED ON THE COVER OF THIS DOCUMENT UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES.

                                      42.

                         INDEX TO FINANCIAL STATEMENTS


                                                                                                          Page
                                                                                                          ----
Independent Auditors' Report...........................................................................   F-2

Balance Sheet as of September 30, 1998.................................................................   F-3

Statements Of Operations For Each Of The Years In The Two-Year Period Ended September 30, 1998.........   F-4

Statements Of Stockholders' Equity For Each Of The Years In The Two-Year Period Ended
September 30, 1998.....................................................................................   F-5

Statements Of Cash Flows For Each Of The Years In The Two-Year Period Ended September 30, 1998.........   F-6

Notes To Financial Statements..........................................................................   F-7

Consolidated Balance Sheet at June 30, 1999 (Unaudited)................................................  F-21

Consolidated Statements of Operations for the Three Months Ended June 30, 1999 and 1998 (Unaudited)....  F-22

Consolidated Statements of Operations for the Nine Months Ended June 30, 1999 and 1998 (Unaudited).....  F-23

Consolidated Statements of Cash Flows for the Nine Months Ended June 30, 1999 and 1998 (Unaudited).....  F-24


Notes to Consolidated Financial Statements.............................................................  F-25

INDEPENDENT AUDITORS' REPORT



To the Board of Directors
Tivoli Industries, Inc.


We have audited the accompanying consolidated balance sheet of Tivoli Industries, Inc. and subsidiary (the "Company") as of September 30, 1998, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the years in the two-year period ended September 30, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Tivoli Industries, Inc. and subsidiary as of September 30, 1998, and the results of their operations and their cash flows for each of the years in the two-year period ended September 30, 1998, in conformity with generally accepted accounting principles.



CORBIN & WERTZ

Irvine, California
October 30, 1998, except as to Note 9,
which is as of March 26, 1999



                See accompanying notes to financial statements

                            TIVOLI INDUSTRIES, INC.

                                 BALANCE SHEET

                              September 30, 1998

                                      ASSETS

Current assets:
 Cash and cash equivalents                                                                $1,362,639
 Accounts receivable, less allowance for doubtful accounts of $37,721                      1,438,036
 Inventories                                                                               1,857,865
 Prepaid expenses and other                                                                  608,215
                                                                                          ----------
     Total current assets                                                                  5,266,755
                                                                                          ----------

Property and equipment:
 Machinery and equipment                                                                     928,846
 Furniture and fixtures                                                                      273,058
 Tooling                                                                                     329,708
                                                                                          ----------
                                                                                           1,531,612
 Less accumulated depreciation                                                              (843,388)
                                                                                          ----------

     Net property and equipment                                                              688,224
                                                                                          ----------

Goodwill, net of accumulated amortization of $157,612                                        501,926
Patents, net of accumulated amortization of $177,141                                         115,000
Deferred tax asset                                                                           105,518
Other assets                                                                                 168,572
                                                                                          ----------

                                                                                          $6,845,995
                                                                                          ==========

                                    LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
 Accounts payable                                                                         $1,376,254
 Accrued expenses                                                                            283,525
 Current maturities of obligations under a capital lease                                      50,982
                                                                                          ----------
     Total current liabilities                                                             1,710,761

Bank line of credit                                                                          833,677
Obligations under a capital lease, net of current portion                                    117,172
Deferred tax liability                                                                       133,051
Minority interest                                                                            119,531
                                                                                          ----------
     Total liabilities                                                                     2,914,192
                                                                                          ----------

Commitments and contingencies

Stockholders' equity:
 Preferred stock, $.001 par value; 1,000,000 shares authorized,
  none outstanding                                                                                 -
 Common stock, $.001 par value; 10,000,000 shares authorized,
  1,296,957 shares outstanding                                                                 1,313
 Additional paid-in capital                                                                4,481,051
 Accumulated deficit                                                                        (521,243)
 Less: Treasury stock, 15,667 shares                                                         (29,318)
                                                                                          ----------
     Total stockholders' equity                                                            3,931,803
                                                                                          ----------
                                                                                           6,845,995
                                                                                          ==========


                See accompanying notes to financial statements

                    TIVOLI INDUSTRIES, INC. AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                     For Each of The Years In The Two-Year
                        Period Ended September 30, 1998


                                                                               1998                1997
                                                                           ------------        ------------
Net sales                                                                  $  9,578,681        $  9,846,174

Cost of sales                                                                 5,653,451           5,686,135
                                                                           ------------        ------------

        Gross profit                                                          3,925,230           4,160,039

Selling, general and administrative expenses                                  4,722,750           3,581,453
                                                                           ------------        ------------

        (Loss) income from operations                                          (797,520)            578,586
                                                                           ------------        ------------

Other income (expense):
   Interest expense                                                             (80,900)            (85,153)
   Interest income                                                               63,503              74,925
                                                                           ------------        ------------

        Total other income (expense)                                            (17,397)            (10,228)
                                                                           ------------        ------------

(Loss) income before provision for income taxes                                (814,917)            568,358

Minority interest in net loss of consolidated subsidiary                        188,573                   -
                                                                           ------------        ------------

Income before provision for income taxes                                       (626,344)            568,358

Provision for income taxes                                                          800              56,593
                                                                           ------------        ------------

        Net (loss) income                                                  $   (627,144)       $    511,765
                                                                           ============        ============

Per share data:
   Net (loss) income (basic)                                               $       (.48)       $        .39
                                                                           ============        ============
   Net (loss) income (diluted)                                             $       (.48)       $        .39
                                                                           ============        ============

Weighted average number of common and common
 equivalent shares:
   Basic                                                                      1,311,194           1,311,195
                                                                           ============        ============
   Diluted                                                                    1,311,194           1,323,556
                                                                           ============        ============

                See accompanying notes to financial statements

                    TIVOLI INDUSTRIES, INC. AND SUBSIDIARY

               CONSOLIDATED STATEMENTS OF STOCKHOLDERES' EQUITY

                     For Each of The Years In the Two-Year
                        Period Ended September 30, 1998


                                                                                                    Retained
                                       Common Stock          Treasury Stock          Additional     Earnings
                                   --------------------   ----------------------      Paid-in     (Accumulated
                                     Shares     Amount      Shares       Amount       Capital       Deficit)       Total
                                   ---------  ---------   ---------    ---------     ----------   ------------   ----------
Balances, October 1, 1996          1,306,907  $   1,307           -     $      -     $4,355,312   $   (405,864)  $3,950,755

Issuance of common stock
 for services                          5,717          6           -            -         22,489              -       22,495

Issuance of warrants for
 services rendered                         -          -           -            -         16,571              -       16,571

Net income                                 -          -           -            -              -        511,765      511,765
                                   ---------  ---------   ---------    ---------     ----------   ------------   ----------

Balances, September 30,
 1997                              1,312,624      1,313           -            -      4,394,372        105,901    4,501,586

Issuance of warrants for
 services rendered                         -          -           -            -         86,679              -       86,679

Stock repurchase                           -          -     (15,667)     (29,318)             -              -      (29,318)

Net loss                                   -          -           -            -              -       (627,144)    (627,144)
                                   ---------  ---------   ---------    ---------     ----------   ------------   ----------

Balances, September 30,
 1998                              1,312,624  $   1,313     (15,667)    $(29,318)    $4,481,051   $   (521,243)  $3,931,803
                                   =========  =========   =========    =========     ==========   ============   ==========

                See accompanying notes to financial statements

                    TIVOLI INDUSTRIES, INC. AND SUBSIDIARY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                    For Each of The Years In The Two-year
                        Period Ended September 30, 1998




                                                                                    1998                    1997
                                                                              ---------------         ---------------
Cash flows from operating activities:
 Net (loss) income                                                            $      (627,144)        $       511,765
 Adjustment to reconcile net (loss) income to net cash
  provided by operating activities:
   Change in allowance for doubtful accounts                                          (49,279)                 71,401
   Depreciation and amortization                                                      294,373                 163,778
   Write-off of capitalized patent costs                                               65,382                       -
   Deferred income taxes                                                                    -                  22,639
   Minority interest in net loss of consolidated subsidiary                          (188,573)                      -
   Common stock issued for services                                                         -                  22,495
   Warrants for the purchase of common stock
    issued for services                                                                86,679                  16,571
   Changes in operating assets and liabilities:
     Accounts receivable                                                              226,804                (338,478)
     Inventories                                                                     (144,312)               (643,543)
     Prepaid expenses and other                                                      (184,530)                  1,994
     Accounts payable                                                                 246,849                 157,492
     Accrued expenses and other current liabilities                                    65,480                 112,675
                                                                              ---------------         ---------------

 Net cash (used in) provided by operating activities                                 (208,271)                 98,789
                                                                              ---------------         ---------------

Cash flows from investing activities:
  Deposits and other                                                                  (23,280)                 38,656
  Purchases of property and equipment                                                (170,654)               (360,583)
  Proceeds from sales of property and equipment                                           298                       -
  Patent expenditures                                                                       -                 (36,428)
                                                                              ---------------         ---------------

  Net cash used in investing activities                                              (193,636)               (358,355)
                                                                              ---------------         ---------------

Cash flows from financing activities:
  Net borrowings under bank line of credit                                            165,234                  (3,080)
  Principal payments on capital lease obligations                                     (47,584)                (40,562)
  Stock repurchase                                                                    (29,318)                      -
  Investment by minority interest                                                     286,494                       -
                                                                              ---------------         ---------------

  Net cash provided by (used in) financing activities                                 374,826                 (43,642)
                                                                              ---------------         ---------------

Net decrease in cash and cash equivalents                                             (27,081)               (303,208)

Cash and cash equivalents, beginning of year                                        1,389,720               1,692,928
                                                                              ---------------         ---------------

Cash and cash equivalents, end of year                                        $     1,362,639         $     1,389,720
                                                                              ===============         ===============

Supplemental disclosure of cash flow information -
 Cash paid during the year for:
  Interest                                                                    $        80,723         $        80,153
                                                                              ===============         ===============
  Income taxes                                                                $        40,423         $         3,133
                                                                              ===============         ===============

Noncash investing and financing activities:

The Company acquired computer software under capital lease obligations totaling $235,000 during the year ended September 30, 1997.

                 See accompanying notes to financial statements

                    TIVOLI INDUSTRIES, INC. AND SUBSIDIARY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     For Each Of The Years In The Two-year
                        Period Ended September 30, 1998


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------

Organization
------------

Effective July 31, 1991, Tivoli Lighting, Inc. acquired 100% of the outstanding shares of Tivoli Industries, Inc. through a newly formed entity, Tivoli Acquisition Subsidiary. The acquisition was consummated by a tax-free statutory merger accounted for under the purchase method of accounting. The purchase price was $772,852, including acquisition costs of $90,196. The excess of $659,538 of the purchase price over the fair value of the assets acquired, net of liabilities assumed, was allocated to goodwill (see below).

Effective June 1994, Tivoli Lighting, Inc. merged into Tivoli Industries, Inc. with Tivoli Industries, Inc. (the "Company") becoming the surviving entity. The stockholders of Tivoli Lighting, Inc. received 867 shares of Tivoli Industries, Inc. common stock for each share exchanged. Upon consummation of the merger, 866,667 shares were issued and outstanding. The net assets of Tivoli Lighting, Inc. were transferred at their historical values upon the consummation of the merger and the effects of the exchange of shares were reflected as outstanding for all periods presented.

Principles of Consolidation
---------------------------

The consolidated financial statements include the accounts of Tivoli Industries, Inc. and Targetti USA, LLC. On November 1, 1997, the Company and Targetti Sankey S.P.A, a corporation organized under the laws of Italy, formed Targetti USA, LLC ("Targetti USA") for the purpose of engaging in the marketing and sale of lighting products. The Company contributed approximately $476,000 of certain assets and $168,000 of related liabilities to Targetti USA. Targetti Sankey S.P.A. contributed approximately $286,000 of cash and $22,000 of inventories to Targetti USA. All significant intercompany balances and transactions have been eliminated in consolidation.

Business
--------

The Company manufactures and distributes a broad range of specialty, decorative accent lighting products using both standard and low voltage electrical power. The Company's products are primarily for commercial use. The Company's customer base numbers approximately 6,000 (unaudited) accounts and is comprised of national theater chains, specialty retail stores, casino and gaming establishments, electrical distributors and wholesalers, hotels and restaurants, specialty vehicular companies, marine ship-builders, sign manufacturers, and a specialized group of representatives who resell the Company's products in some international markets. To date, the Company's sales have been primarily to customers within the United States.

Use of Estimates
----------------

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reported periods. Actual results could materially differ from those estimates. Significant estimates made by management include, but are not limited to, the provision for losses on uncollectible accounts receivable, the net realizability of inventory, and the impairment of long-lived assets.

                    TIVOLI INDUSTRIES, INC. AND SUBSIDIARY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     For Each Of The Years In The Two-year
                        Period Ended September 30, 1998


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued
-------------------------------------------------------------------------------

Fair Value of Financial Instruments
-----------------------------------

These historical consolidated financial statements contain financial instruments whereby the fair market value of the financial instruments could be different than that recorded on a historical basis in the accompanying historical consolidated financial statements. The financial instruments consist of cash and cash equivalents, accounts receivable, note receivable from related party, accounts payable and the bank line of credit. The carrying amounts of the Company's financial instruments generally approximate their fair values as of September 30, 1998. In the case of the note receivable from related party, which is included in other assets in the accompanying consolidated balance sheet (see
Note 2), it was not practical to determine the fair value due to the lack of a market for such financial instruments.

Concentrations of Credit Risk
-----------------------------

The Company maintains cash balances at a certain financial institution in which amounts up to $100,000 are insured by the Federal Deposit Insurance Corporation ("FDIC"). During the year ended September 30, 1998, the Company had cash balances at the financial institution which exceeded the FDIC limit.

Management believes that the number and diversity of its customer base provides two advantages: 1) avoiding undue concentration of its accounts on any one customer, and 2) an increased opportunity to supply and distribute its increasing number of products. The Company performs periodic credit evaluations of its customers and does not require collateral; however, the Company does require deposits for certain large projects and specialized products designed to a customer's specification. The Company maintains reserves for potential credit losses. Historically, such losses have been within management's expectations.

During the year ended September 30, 1998, no one customer accounted for greater than 10% of net sales. As of September 30, 1998, no one customer accounted for greater than 10% of total accounts receivable. During the year ended September 30, 1997, one customer accounted for 14% of net sales.

The Company purchased certain products from one nonaffiliated supplier which accounted for 30.3% and 27.6% of total purchases in 1998 and 1997, respectively. This nonaffiliated supplier accounted for 8.6% and 21.2% of total accounts payable as of September 30, 1998 and 1997, respectively. Accounts payable to a related party totaled 23.6% of total accounts payable as of September 30, 1998.

Cash and Cash Equivalents
-------------------------

Management considers highly liquid instruments with original maturities of 90 days or less when purchased to be cash equivalents. At September 30, 1998, cash and cash equivalents included approximately $851,000 of U.S. Treasury bills.

Inventories
-----------

Inventories, consisting primarily of component parts, are valued at the lower of cost (average cost method) or market.

                    TIVOLI INDUSTRIES, INC. AND SUBSIDIARY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     For Each Of The Years In The Two-year
                        Period Ended September 30, 1998


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued
-------------------------------------------------------------------------------

Included in the accompanying consolidated balance sheet is inventory with a historical carrying value of $1,857,865 which represents management's estimate of its net realizable value. Such value is based or forecasts for sales of the Company's products in ensuing years. Should demand for the Company's products prove to be significantly less than anticipated, the ultimate realizable value of such inventory could be substantially less than the amount shown in the consolidated balance sheet. Management provides an allowance for excess and obsolete inventory which it believes is adequate to cover such uncertainty.

Property and Equipment
----------------------

Property and equipment are stated at cost. Depreciation is computed over the estimated useful lives of the assets using the straight-line method. Repairs and maintenance are charged to expense as incurred; replacements and betterments are capitalized.

Useful lives for property and equipment are as follows:

     Machinery and equipment   5 years
     Furniture and fixtures    1 to 5 years
     Tooling                   5 years

Included within machinery and equipment is the Company's manufacturing resource planning system.

The Company assesses the impairment of property and equipment by comparing the future undiscounted net cash flows from the use and ultimate disposition of such assets with their carrying amounts. The amount of impairment, if any, is measured based on fair value and is charged to operations in the period in which such impairment is determined by the Company. No impairment of property and equipment has been identified by the Company to date.

Depreciation expense for the years ending September 30, 1998 and 1997 totaled $210,371 and $98,064, respectively.

Goodwill
--------

Goodwill, which represents the excess of the purchase price over the fair value of net assets acquired, is amortized on a straight-line basis over the expected periods to be benefited. Management of the Company amortizes the goodwill over a 30-year life. The Company assesses the recoverability of goodwill periodically by determining whether the amortization of the goodwill balance over its remaining life can be recovered through projected undiscounted cash flows. The amount of goodwill impairment, if any, is charged to operations in the period in which goodwill impairment is determined by management. As of September 30, 1998, no impairment of goodwill was determined by management. Amortization of goodwill for each of the two years ended September 30, 1998 amounted to $21,985.

                    TIVOLI INDUSTRIES, INC. AND SUBSIDIARY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     For Each Of The Years In The Two-year
                        Period Ended September 30, 1998


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued
-------------------------------------------------------------------------------

Patents
-------

The Company's proprietary products are protected by certain patents and trademarks. The costs of developing and maintaining existing patents and the research and development costs incurred in the generation of patents are expensed as incurred. Costs of successful legal defenses of patents, as determined by management, are capitalized. A substantial amount of the costs capitalized in fiscal 1996 were patent defense related. To the extent that the Company's use of such patents and trademarks is ever successfully challenged, the Company's future results of operations would be materially adversely affected. Patents are amortized on a straight-line basis over their respective lives not to exceed 17 years. Amortization of patents for the years ended September 30, 1998 and 1997 amounted to $62,017 and $43,729, respectively. During fiscal 1998, the Company wrote-off $65,382 of capitalized patent costs. Selling, general and administration ("SG&A") expenses for the fiscal year ended September 30, 1998 includes a payment of $250,000 for the settlement of a trademark dispute. The payment of $250,000 is included as a reduction to SG&A expenses in the fiscal year ended September 30, 1998.

Minority Interest
-----------------

Minority interest represents the minority stockholders proportionate share of the equity of Targetti USA.

Stock-Based Compensation
------------------------

During 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 ("SFAS 123"), "Accounting for Stock-Based Compensation", which defines a fair value based method of accounting for stock-based compensation. However, SFAS 123 allows an entity to continue to measure compensation cost related to stock and stock options issued to employees using the intrinsic method of accounting prescribed by Accounting Principles Board Opinion No. 25 ("APB 25"), "Accounting for Stock Issued to Employees". Entities electing to remain with the accounting method of APB 25 must make pro forma disclosures of net income (loss) and income (loss) per share, as if the fair value method of accounting defined in SFAS 123 had been applied (see Note 6). The Company has elected to account for its stock-based compensation to employees under APB 25.

Revenue Recognition
-------------------

Revenues from product sales are recognized upon shipment. The Company records a provision for the effect of returned products at the time the units are shipped. Historically, the Company has experienced minimal product returns.

Foreign Currency Transactions
-----------------------------

The Company obtains certain products from offshore facilities in Taiwan and Italy. Foreign currency transaction gains or losses are included in operations in the period in which the exchange rate changes or the underlying transaction settles. To date, such transaction gains and losses have not been material.

Product Development
-------------------

Product development expenditures are charged to operations as incurred.

                    TIVOLI INDUSTRIES, INC. AND SUBSIDIARY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     For Each Of The Years In The Two-year
                        Period Ended September 30, 1998


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued
-------------------------------------------------------------------------------

Advertising
-----------

The Company reports the costs of all advertising as expense in the period in which those costs are incurred. Advertising expense was approximately $59,000 and $82,000 for the years ended September 30, 1998 and 1997, respectively.

Income Taxes
------------

The Company accounts for its income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, an asset and liability method is used whereby deferred tax assets and liabilities are determined based on temporary differences between bases used for financial reporting and income tax reporting purposes. Income taxes are provided based on the enacted tax rates in effect at the time such temporary differences are expected to reverse. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations (see
Note 7).

Earnings Per Share
------------------

In February 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards (SFAS) No. 128, Earnings Per Share ("EPS"). SFAS No. 128 requires dual presentation of basic EPS and diluted EPS on the face of all income statements issued after December 15, 1997 for all entities with complex capital structures. Basic EPS is computed as net income divided by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur from common shares issuable through stock options, warrants and other convertible securities. Both years presented have been restated to adopt the provisions of SFAS No. 128. The weighted average number of common shares outstanding have been restated to adopt the provisions of SFAS No. 128. The effects of common stock equivalents were not included in the per share calculations of net loss per common share for fiscal 1998, as their effects would be antidilutive.

The following table illustrates the required disclosure of the reconciliation of the numerators and denominators of the basic and diluted EPS computations.

                                                             For The Year Ended September 30, 1997
                                                -----------------------------------------------------------------
                                                       Income                  Shares                Per Share
                                                     (Numerator)            (Denominator)             Amount
                                                --------------------     --------------------     ---------------
Basic EPS -
     Income available to common
      stockholders                                    $511,765                  1,311,195              $  0.39
                                                                                                        ======

Effect of dilutive securities -
     Options                                                 -                     12,361
                                                      --------                  ---------

Diluted EPS -
     Income available to common
      stockholders plus assumed
      conversions                                     $511,765                  1,323,556              $  0.39
                                                      ========                  =========               ======

                    TIVOLI INDUSTRIES, INC. AND SUBSIDIARY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     For Each Of The Years In The Two-year
                        Period Ended September 30, 1998


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued
-------------------------------------------------------------------------------

Limitations on Dividends
------------------------

Pursuant to various state laws, the Company is currently restricted, and may be restricted for the foreseeable future, from making dividends to its stockholders as a result of an accumulated deficit as of September 30, 1998.

New Accounting Pronouncements
-----------------------------

In June 1997, the FASB issued SFAS No. 130, Reporting Comprehensive Income, and SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information. SFAS No. 130 requires that an enterprise report, by major components and as a single total, the change in its net assets during the period from nonowner sources; and SFAS No. 131 establishes annual and interim reporting standards for an enterprise's operating segments and related disclosures about its products, services, geographic areas and major customers. Adoption of these statements is not expected to impact the Company's financial position, results of operations or cash flows and any effect will be limited to the form and content of its disclosures. Both statements are effective for fiscal years beginning after December 15, 1997, with earlier application permitted.

Year 2000
---------

The Company is currently assessing computer hardware and software difficulties that may be experienced in connection with the so-called "Year 2000" problems. The Company currently relies upon computer hardware and software systems from various third party vendors to manage critical functions of the Company. Internally generated software systems do not comprise a material element of the Company's information technology. The Company is in the process of securing from third party software and hardware vendors, including providers of telephone services, certificates of compliance with Year 2000 issues for currently installed systems that are material to the Company's operations. At this time, the Company expects that its key information technology vendors will be compliant with Year 2000 requirements. A failure by a third party vendor to adequately address the Year 2000 issue could have a material adverse effect on the Company. In addition, the magnitude of certain risks, for example those associated with embedded chips, are unknown at this point, and could nevertheless have a material adverse impact on the Company and other companies in its industry.

NOTE 2 - OTHER ASSETS
---------------------

Other assets consist of the following at September 30, 1998:


          Note receivable from related party    $ 50,000

          Note receivable - other                 64,806

          Deposits and other                      53,766
                                                --------

                                                $168,572
                                                ========


Note receivable from related party is a $50,000 note receivable due from the Company's Chief Executive Officer that bears an interest rate of 6% per annum and is due on September 30, 1999. The note is collateralized by 23,333 shares of the Company's common stock owned by the Chief Executive Officer. No payments for principal or interest were made to the Company during the periods presented, and no interest income has been recorded in the accompanying consolidated statements of operations.

                    TIVOLI INDUSTRIES, INC. AND SUBSIDIARY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     For Each Of The Years In The Two-year
                        Period Ended September 30, 1998


NOTE 2 - OTHER ASSETS, continued
--------------------------------

During fiscal 1998, the Company sold certain of its property and equipment, which had a net book value of $64,806, in exchange for a note receivable of the same amount. The note bears interest at 6% per annum payable over 60 months beginning March 1, 1999.


NOTE 3 - CAPITAL LEASE OBLIGATIONS
----------------------------------

On October 10, 1996, the Company entered into a capital lease agreement which expires in 2002 whereby the Company will lease certain software and hardware in connection with an integrated manufacturing resource planning system. The present value of the minimum lease payments amounted to $235,000. The Company, additionally, leases certain equipment under a capital lease which expires in 2001. Included in the accompanying balance sheet under property and equipment related to capital lease obligations is the following:


     Equipment                                       $258,236
     Accumulated depreciation                         (57,844)
                                                     --------

                                                     $200,392
                                                     ========

Future minimum lease obligations pursuant to the capital leases are as follows:

     Fiscal Years Ending
     -------------------

         1999                                                  $ 62,523
         2000                                                    62,523
         2001                                                    60,271
         2002                                                     4,823
                                                               --------

         Total minimum lease obligations                        190,140

         Less interest, primarily at 8.5% per annum             (21,986)
                                                               --------

         Present value of future minimum lease obligations      168,154

         Less current installments                              (50,982)
                                                               --------

         Long-term obligations                                 $117,172
                                                               ========



NOTE 4 - BANK LINE OF CREDIT
----------------------------

The Company has a line of credit agreement (the "Agreement") with a financial institution, bearing interest at the bank's public reference rate (8.25% at September 30, 1998) plus 1.0% per annum, which expires on March 1, 2000. The terms of the Agreement provide for borrowings of up to the lesser of $1,250,000 or the aggregate of 80% of eligible accounts receivable plus 50% of eligible inventory up to $400,000. At September 30, 1998, $717,500 was outstanding and $532,500 was available pursuant to the Agreement. Such arrangement is secured by substantially all of the Company's assets. This Agreement contains certain restrictive covenants which require the Company to maintain certain financial ratios, among other restrictions.

                    TIVOLI INDUSTRIES, INC. AND SUBSIDIARY

                     For Each of The Years In The Two-Year
                        Period Ended September 30, 1998


NOTE 4 - BANK LINE OF CREDIT, CONTINUED
---------------------------------------

The Company has an equipment line of credit agreement (the "Equipment Line") with a financial institution, bearing interest at the bank's public reference rate (8.25% at September 30, 1998) plus 1.0% per annum, which expires on February 3, 2003. The terms of the Equipment Line provide for purchase advances
of up to $250,000, secured by the related equipment purchased.    At September
30, 1998, $106,177 was outstanding pursuant to the Equipment Line.

Targetti USA has a line of credit agreement (the "Line") with a financial institution, bearing interest at the bank's prime rate (8.25% at September 30, 1998) plus 1.0% per annum, which expires on March 1, 1999. The terms of the Line provide for borrowings of up to $150,000. At September 30, 1998, $10,000 was outstanding and $140,000 was available pursuant to the Line. Such arrangement is secured by substantially all of Targetti USA's assets.

NOTE 5 - COMMITMENTS AND CONTINGENCIES
--------------------------------------

Operating Leases
----------------

The Company has two building leases which expire through fiscal 2001 and four building leases which expire through fiscal 1999. The Company also has equipment leases which will expire through fiscal 2003.

Future annual minimum rental commitments in the aggregate under these operating leases are as follows:

          Years Ending
          September 30,
        ----------------


             1999                                      $196,491
             2000                                       159,089
             2001                                       132,170
             2002                                         8,863
             2003                                         1,477
                                                       --------
                                                       $498,090
                                                       ========

Total rent expense under operating leases amounted to $175,516 and $126,036 for the years ended September 30, 1998 and 1997, respectively.

Employment Agreement
--------------------

On May 1, 1997, the Company entered into a three year employment agreement with its Chief Executive Officer, requiring among other things, an annual base salary of $140,000 in fiscal 1997 with increases of no less than 5% a year in subsequent years.

Royalty Agreements
------------------

The Company has certain royalty agreements in connection with various patents and a license and distribution agreement which require royalties to be paid on sales of specific products. For the years ended September 30, 1998 and 1997, sales levels on those specific products have not been sufficient to require material royalty payments.

                    TIVOLI INDUSTRIES, INC. AND SUBSIDIARY

                     For Each of The Years In The Two-Year
                        Period Ended September 30, 1998


NOTE 5 - COMMITMENTS AND CONTINGENCIES, continued
-------------------------------------------------

Litigation
----------

In the ordinary course of business, there are claims and lawsuits brought by or against the Company. In the opinion of management, the ultimate outcome of these matters will not materially affect the Company's operations or financial position.

NOTE 6 - STOCKHOLDERS' EQUITY
-----------------------------

Preferred Stock
---------------

The Company is authorized to issue up to 1,000,000 shares of preferred stock in one or more series, the terms of which may be determined at the time of issuance by the Board of Directors, without further action by the Company's stockholders, and may include voting rights, preferences as to dividends and liquidation, conversion and redemptive rights and sinking fund provisions. No shares of preferred stock are currently outstanding.

                    TIVOLI INDUSTRIES, INC. AND SUBSIDIARY

                     For Each of The Years In The Two-Year
                        Period Ended September 30, 1998


NOTE 6 - STOCKHOLDERS' EQUITY, continued
----------------------------------------

Common Stock
------------

During fiscal 1997, the Company issued 5,717 shares of common stock for services. The services were valued at $22,495.

On December 6, 1996, the Company issued warrants to purchase 4,167 shares of its common stock as compensation for certain director fees. The warrants are exercisable at any time after December 6, 1997 until their expiration on December 4, 2001 (the "Expiration Date") at an exercise price of $4.68 per share. Such warrants are subject to, among other things, adjustment and anti-dilution provisions as more thoroughly described in the warrant agreement.

On December 6, 1996, the Company issued warrants to purchase 4,167 shares of its common stock as compensation for certain director fees. The warrants are exercisable at any time after December 6, 1998 until their expiration on December 5, 2001 (the "Expiration Date") at an exercise price of $4.68 per share. Such warrants are subject to, among other things, adjustment and anti-dilution provisions as more thoroughly described in the warrant agreement.

On January 7, 1997, the Company issued warrants to purchase 33,333 shares of its common stock as compensation for certain professional services performed. The warrants are exercisable at any time until their expiration on December 31, 2003 (the "Expiration Date") at an exercise price of $5.34. Such warrants are subject to, among other things, adjustment and anti-dilution provisions as more thoroughly described in the warrant agreement. The Company recorded $16,571 for the fair value of the warrants issued, based on an independent appraisal obtained by the Company.

On January 7, 1997, the Company issued warrants to purchase 16,667 shares of its common stock as compensation for certain director fees. The warrants are exercisable at any time until their expiration on February 4, 2002 (the "Expiration Date") at an exercise price of $5.25. Such warrants are subject to, among other things, adjustment and anti-dilution provisions as more thoroughly described in the warrant agreement. During fiscal 1998, 4,167 warrants were accelerated as to their exercise date (March 20, 1998). For financial statement purposes, such warrants have been treated as cancelled and new warrants issued.

On January 7, 1998, the Company issued warrants to purchase 8,333 shares of its common stock as compensation for certain professional services performed. The warrants are exercisable at any time until their expiration on December 31, 2003 (the "Expiration Date") at an exercise price of $5.34 per share. Such warrants are subject to, among other things, adjustment and anti-dilution provisions as more thoroughly described in the warrant agreement. The Company recorded $26,500 for the fair value of the warrants issued.

On July 7, 1998, the Company issued warrants to purchase 16,667 shares of its common stock as compensation for certain professional services performed. The warrants are exercisable at any time until their expiration on December 31, 2003 (the "Expiration Date") at an exercise price of $5.34 per share. Such warrants are subject to, among other things, adjustment and anti-dilution provisions as more thoroughly described in the warrant agreement. The Company recorded $26,000 for the fair value of the warrants issued.

To date, no warrants have been exercised.

                    TIVOLI INDUSTRIES, INC. AND SUBSIDIARY

                     For Each of The Years In The Two-Year
                        Period Ended September 30, 1998


NOTE 6 - STOCKHOLDERS' EQUITY, continued
----------------------------------------

During 1998, the Board of Directors of the Company authorized the repurchase, in the name and on behalf of the Company, of up to a maximum of 83,333 shares of the common stock of the Company. As of September 30, 1998, the Company repurchased and plans to retire 15,667 shares of its common stock for aggregate consideration of $29,318.

Stock Option Plans
------------------

In May 1994, the Board of Directors approved the 1994 nonqualified and qualified stock option plan, and reserved a total of 123,333 shares of the Company's common stock available for the plan. Options to purchase 35,000 shares were granted during fiscal 1996 at the estimated fair value of the Company's common stock of $9.93 per share at the time of grant. The options vest 20% annually, beginning one year from the date of grant and expire in April 2004. Options to purchase 23,333 shares were granted during fiscal 1997 at the estimated fair value of the Company's common stock ranging from $4.14 to $5.25 per share at the time of grant. The options vest in a range from 20% to 30% annually, beginning one year from the date of grant and expire on various dates through October 2006.

In December 1997, options to purchase 25,000 shares were granted at the estimated fair value of the Company's common stock of $6.57 per share at the time of grant. The options vest 25% annually, beginning on the date of grant and expire in December 2007.


In February 1995, the Board of Directors approved the 1995 nonqualified and qualified stock option plan, and reserved a total of 116,667 shares of the Company's common stock available for the plan. Options to purchase 16,667 shares were granted in fiscal 1995 at the estimated fair value of the Company's common stock at the time of grant. Options to purchase 63,667 shares were granted in fiscal 1996 at the estimated fair value of the Company's common stock of $9.93 per share at the time of grant. The options vest 20% annually, beginning one year from the date of grant and expire in April 2005. The Company's stockholders approved this plan on April 21, 1995. Options to purchase 51,167 shares were granted during fiscal 1997 at the estimated fair value of the Company's common stock ranging from $4.14 to $5.25 per share at the time of grant. The options vest in a range from 20% to 30% annually, beginning one year from the date of grant and expire on various dates through October 2006.

In January 1997, the Board of Directors approved the 1997 nonqualified and qualified stock option plan, and reserved a total of 130,000 shares of the Company's common stock available for the plan. The Company's stockholders approved this plan on March 21, 1997. Options to purchase 91,667 shares were granted, 8,333 of which were to a non-employee, in June 1997 at the estimated fair value of the Company's common stock of $4.875 per share at the time of grant. The options vest 25% to 50% annually, beginning one year from the date of grant and expire in January 2007.

A summary of all employee stock option activity for the years ended September 30, 1998 and 1997 follows:

                    TIVOLI INDUSTRIES, INC. AND SUBSIDIARY

                     For Each of The Years In The Two-Year
                        Period Ended September 30, 1998


NOTE 6 - STOCKHOLDERS' EQUITY, continued
----------------------------------------

                                                        Price Range
                                         Options         Per Share
                                      ------------    ---------------
     Balance, October 1, 1996            162,000       $ 8.40-$17.625
       Granted                           157,833       $ 4.125-$5.25
       Canceled                          (46,944)      $ 4.125-$9.93
                                        --------

     Balance, September 30, 1997         272,889       $ 4.125-$17.625
       Granted                            25,000       $ 6.57
       Canceled                          (25,555)      $ 4.125-$9.93
                                        --------
      Balance, September 30, 1998        272,334       $ 4.125-$17.625
                                        ========
      Exercisable, September 30, 1998    109,800
                                        ========

SFAS 123 Pro Forma Information
------------------------------

Pro forma information regarding net income (loss) and net income (loss) per share is required by SFAS 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of SFAS
123. The fair value for these options was estimated at the date of grant using the Black Scholes option pricing model with the following assumptions for the years ended September 30, 1998 and 1997; risk free interest rate 5.74% and 5.86%, respectively; dividend yield of 0%; expected life of the options of 1 and 2 years, respectively; and volatility factors of the expected market price of the Company's common stock of 72% and 122%, respectively.

The Black Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the option vesting period. Adjustments are made for options forfeited prior to vesting. The effect on compensation expense, net income, and net income per share had compensation cost for the Company's stock option plans been determined based on a fair value of the date of grant consistent with the provisions of SFAS 123, for the years ended September 30, 1998 and 1997, are as follows:

                    TIVOLI INDUSTRIES, INC. AND SUBSIDIARY

                     For Each of The Years In The Two-Year
                        Period Ended September 30, 1998


NOTE 6 - STOCKHOLDERS' EQUITY, CONTINUED
----------------------------------------

                                                                1998                   1997
                                                             ----------              ---------
Net income (loss), as reported                               $(627,144)              $ 511,765
Adjustment to compensation expense under SFAS 123              (70,000)               (130,000)
                                                             ---------               ---------

Pro forma net (loss) income                                  $(697,144)              $ 381,765
                                                             =========               =========

Pro forma net (loss) income per share - basic                $    (.53)              $     .29
                                                             =========               =========

Pro forma net (loss) income per share - diluted              $    (.53)              $     .29
                                                             =========               =========

NOTE 7 - INCOME TAXES
---------------------

The following summarizes the provision for income taxes for the years ended September 30, 1998 and 1997:

                                                1998              1997
                                              --------         ---------

     Current:
          Federal                                $  -           $     -
          State                                   800            33,954
                                                 ----           -------
                                                  800            33,954
                                                 ----           -------

     Deferred:
          Federal                                   -            20,013
          State                                     -             2,626
                                                 ----           -------
                                                    -            22,639
                                                 ----           -------
     Provision for income taxes                  $800           $56,593
                                                 ====           =======

A reconciliation of the expected statutory Federal income tax provision to the (provision) benefit for income taxes for the years ended September 30, 1998 and 1997 is as follows:

                                                          1998          1997
                                                        --------      -------
(Benefit) provision for income taxes at                $(212,957)   $ 193,242
 a Federal statutory rate of 34%

(Increase) reduction in income taxes
 resulting from:
     Changes in the valuation allowance for
       deferred Tax-assets allocated to income tax       212,957     (173,229)
 State income taxes                                          800       36,580
                                                       ---------    ---------

Provision for income taxes                             $     800    $  56,593
                                                       =========    =========

                    TIVOLI INDUSTRIES, INC. AND SUBSIDIARY

                     For Each of The Years In The Two-Year
                        Period Ended September 30, 1998


NOTE 7 - INCOME TAXES, continued
--------------------------------

At September 30, 1998, significant components of the Company's net deferred taxes are as follows:

Deferred tax assets:
     Net operating loss carryforwards             $ 259,881
     Reserves and allowances                        129,158
                                                   ---------
                                                    389,039

     Less valuation allowance                      (283,521)
                                                   ---------

          Total deferred tax assets                 105,518

Deferred tax liabilities-
     Computer software                             (133,051)
                                                   ---------
     Net deferred tax liability                   $ (27,533)
                                                  =========

The net change in the valuation allowance was a increase of approximately $190,571 for the year ended September 30, 1998.

Because of the "change in ownership" provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes can be subject to annual limitation.

The Company has federal net operating loss carryforwards of approximately $764,000 as of September 30, 1998 that expire through the year 2001, of which approximately $263,000 are subject to annual limitations of $50,000.

NOTE 8 - RELATED PARTY TRANSACTION
----------------------------------

The Company made cash payments totaling $106,154 during fiscal 1997 to various related parties of the Company for consulting services which were capitalized in connection with the Company's manufacturing resource planning system.

During fiscal 1998, $24,000 was paid to a related party for consulting services.

NOTE 9 - SUBSEQUENT EVENT
-------------------------

On September 17, 1998, the Company received correspondence from the Nasdaq Small Cap Market notifying the Company that its common stock will be subject to delisting from the Nasdaq Small Cap Market if the minimum closing bid price of its common stock does not close above $1.00 for ten consecutive days prior to December 17, 1998. Tivoli has requested a hearing to appeal this proposed action, which pursuant to Nasdaq rules will have the effect of postponing the proposed delisting until the appeal is heard and considered by Nasdaq. As of December 3, 1998, the stock failed to trade above $1.00 for ten consecutive days since the receipt of the September 17, 1998 letter from the Nasdaq Small Cap Market.

On March 17, 1999, the shareholders approved a one for three reverse split of common stock, which was effected March 26, 1999. All information relating to the number of shares and per share amounts of common stock has been adjusted to retroactively reflect the reverse split.

                            TIVOLI INDUSTRIES, INC.
                          CONSOLIDATED BALANCE SHEET
                                 JUNE 30,1999
                                  (UNAUDITED)

                                            ASSETS

Current assets:
   Cash and cash equivalents                                                           $    1,725,430
   Accounts receivable, less allowance for doubtful accounts of $57,466                     1,709,419
   Inventories                                                                              1,694,581
   Prepaid expenses and other                                                                 471,231
                                                                                       --------------
          Total current assets                                                              5,600,661
                                                                                       --------------

Property and equipment :
   Machinery and equipment                                                                    932,299
   Furniture and fixtures                                                                     281,995
   Tooling                                                                                    356,878
                                                                                       --------------
          Total property and equipment                                                      1,571,172
 Less: accumulated depreciation                                                              (998,526)
                                                                                       --------------

          Net property and equipment                                                          572,646
                                                                                       --------------

Goodwill, net of accumulated amortization of $174,100                                         485,438
Patents, net of accumulated amortization of $193,791                                           98,351
Deferred tax asset                                                                            105,518
Deposits and other                                                                            152,803
                                                                                       --------------

          Total Assets                                                                 $    7,015,417
                                                                                       ==============

                             LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                                                    $    1,077,384
   Accrued expenses                                                                           370,230
   Current maturities of obligations under a capital lease                                     54,029
   Accrued income taxes                                                                        53,786
                                                                                       --------------
          Total current liabilities                                                         1,555,429

Bank line of credit                                                                           818,400
Obligations under a capital lease, net of current portion                                      76,201
Deferred tax liability                                                                        133,051
Minority Interest                                                                             173,908
                                                                                       --------------

          Total liabilities                                                                 2,756,989
                                                                                       --------------

Shareholders' equity:
Preferred stock, $.001 par value; 1,000,000 shares authorized,
    none outstanding                                                                                -
   Common stock, $.001 par value; 10,000,000 shares authorized,
    1,236,723 shares outstanding                                                                3,710
   Additional paid-in capital                                                               4,341,227
   Retained earnings                                                                          (86,509)
                                                                                       --------------
          Total shareholders' equity                                                        4,258,428
                                                                                       --------------

          Total Liabilities and Shareholders Equity                                    $    7,015,417
                                                                                       ==============


                    TIVOLI INDUSTRIES, INC. AND SUBSIDIARY
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                                              Three Months Ended June 30,
                                                                              ---------------------------
                                                                              1999                   1998
                                                                        ---------------        ---------------
Net sales                                                               $     2,948,714        $     2,138,021

Cost of sales                                                                 1,630,244              1,236,048
                                                                        ---------------        ---------------

            Gross profit                                                      1,318,470                901,973

Selling, general and administrative expenses                                  1,165,390              1,213,225
                                                                        ---------------        ---------------

    Income (loss) from operations                                               153,080               (311,252)

Other income (expense)
    Interest expense                                                            (23,420)               (20,447)
    Interest income                                                              12,299                 14,764
    Foreign currency exchange gain                                               18,258

            Total other income (expense)                                          7,137                 (5,683)
Minority interest in net (income) losses of consolidated subsidiary             (13,637)                29,358

            Income (loss) before provision for income taxes                     146,580               (287,577)

Provision (benefit) for income taxes                                             52,318               (101,000)
                                                                        ----------------       ---------------

            Net income (loss)                                           $        94,262        $      (186,577)
                                                                        ===============        ===============

Basic earnings per share (Note 2):
  Earnings per share                                                    $          0.08        $         (0.14)
  Weighted average shares                                                     1,236,724              1,312,624

Diluted earnings per share (Note 2):
  Earnings per share                                                    $          0.08        $         (0.14)
  Weighted average shares                                                     1,238,774              1,312,624

                     TIVOLI INDUSTRIES, INC. AND SUBSIDIARY
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)


                                                                                 Nine Months Ended June 30,
                                                                                 --------------------------

                                                                                  1999                 1998
                                                                           ----------------      ----------------
Net sales                                                                  $      8,457,288             7,250,942

Cost of sales                                                                     4,653,343             4,236,230
                                                                           ----------------      ----------------

            Gross profit                                                          3,803,945             3,014,712

Selling, general and administrative expenses                                      3,286,734             3,101,588
                                                                           ----------------      ----------------

    Income (loss) from operations                                                   517,211               (86,876)

Other income (expense)
    Interest expense                                                                (68,080)              (58,958)
    Interest income                                                                  35,562                46,154
    Foreign currency exchange gain                                                   59,836                 5,791
                                                                           ----------------      ----------------
            Total other income (expense)                                             27,318                (7,013)

Minority interest in net (income) losses of consolidated subsidiary                 (54,377)               59,140
                                                                           ----------------      ----------------
            Income (loss) before provision for income taxes                         490,152               (34,749)

Provision for income taxes                                                           55,418
                                                                           ----------------      ----------------

            Net income (loss)                                              $        434,734      $        (34,749)
                                                                           ================      ================

Basic earnings per share (Note 2):
  Earnings per share                                                       $           0.35      $          (0.03)
  Weighted average shares                                                         1,255,887             1,308,856

Diluted earnings per share (Note 2):
  Earnings per share                                                       $           0.35      $          (0.03)
  Weighted average shares                                                         1,255,887             1,308.856

                    TIVOLI INDUSTRIES, INC. AND SUBSIDIARY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                     Nine Months Ended June 30,
                                                                -----------------------------------
                                                                     1999                1998
                                                                ---------------     ---------------
Cash flows from operating activities:
   Net income                                                   $       434,734     $       (34,749)
   Adjustment to reconcile net income to net cash
    provided by operating activities:
       Depreciation and amortization                                    188,275             223,512
       Change in allowance for doubtful accounts                         19,745              (3,588)
       Minority Interest in net income / (losses)
        of consolidated subsidiary                                       54,377             (59,140)
       Warrants for the purchase of common stock
        issued for services                                                   -              15,000
       Changes in operating assets and liabilities:
         Accounts receivable                                           (284,136)            573,234
         Inventories                                                    163,284            (268,991)
         Prepaid expenses and other                                     136,984            (304,733)
         Accounts payable                                              (298,871)           (138,978)
         Accrued expenses and other current liabilities                 140,493             (25,207)
                                                                ---------------     ---------------

   Net cash (used in) provided by operating activities                  554,885             (23,640)
                                                                ---------------     ---------------

Cash flows from investing activities:
   Deposits and other                                                     8,777             (21,751)
   Capital expenditures                                                 (39,560)           (110,312)
   Investment in minority interest                                                          286,494

   Net cash (used in) provided by investing activities                  (30,783)            154,431
                                                                ---------------     ---------------

Cash flows from financing activities:
   Net borrowings under line of credit and notes payable                (15,277)
    to bank                                                                                    (943)
   Stock repurchase                                                    (108,109)
   Principal payments on capital lease obligations                      (37,924)            (35,382)
                                                                ---------------     ---------------

   Net cash used in financing activities                               (161,310)            (36,325)
                                                                ---------------     ---------------

Net increase in cash and cash equivalents                               362,791              94,466

Cash and cash equivalents, beginning of period                        1,362,639           1,389,720
                                                                ---------------     ---------------

Cash and cash equivalents, end of period                        $     1,725,430     $     1,484,186
                                                                ===============     ===============

                    TIVOLI INDUSTRIES, INC. AND SUBSIDIARY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - BASIS OF PRESENTATION
-------------------------------

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statement presentation.

The Company, in its opinion, has included all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation of the results of operations for the quarters ended June 30, 1999 and 1998. The financial statements and notes thereto should be read in conjunction with the audited financial statements and notes and form 10-KSB for the year ended September 30, 1998.

NOTE 2 - EARNINGS PER SHARE
---------------------------

Effective December 31, 1997, the Company adopted statement of Financial Accounting Standards No. ("Statement") No.128, "Earnings Per Share". In accordance with Statement 128, primary earnings per share have been replaced with basic earnings per share, and fully diluted earnings per share have been replaced with diluted earnings per share which includes potentially dilutive securities such as outstanding stock options and warrants. Prior periods have been restated to conform to Statement 128.

The following table sets forth the computation of basic and diluted earnings per share:

                                                                For the quarters ending June 30,
                                                          1999                                 1998
                                                ---------------------------        -----------------------------
                                              Income    Shares     Per Share     Income     Shares       Per Share
                                                                   Amount                                Amount
                                              -------   -------    -----------   ------     ------       ---------
Basic EPS
Income available to
Shareholders                                  $ 94,262  1,236,724      $0.08     $(186,577)  1,312,624     $(0.14)

Effect of Dilutive Securities
Warrants
Stock Options                                               2,050

Diluted EPS
Income available to
Shareholders                                  $ 94,262  1,238,774      $0.08     $(186,577)  1,312,624     $(0.14)
                                              --------  ---------  ---------     ---------   ---------  ---------

                                                            For the nine month period ending June 30,
                                                             1999                              1998
                                                   -------------------------      ----------------------------
                                              Income    Shares     Per Share  Income         Shares  Per Share
                                                                   Amount                               Amount
                                              ------    -------    ---------  --------    ---------  ---------
Basic EPS
Income available to
Shareholders                                  $434,734  1,255,887      $0.35  $ (34,749)  1,308,856     $(0.03)

Effect of Dilutive Securities
Warrants
Stock Options

Diluted EPS
Income available to
Shareholders                                  $434,734  1,255,887      $0.35  $ (34,749)  1,308,856     $(0.03)
                                              --------  ---------  ---------  ---------   ---------  ---------

Options to purchase 350,667 shares of Common Stock at prices between $3.56 and $11.25 per share were outstanding at June 30, 1999, but were not included in the computation of diluted earnings per share. These options were excluded from the computation of diluted EPS because the options' exercise price was greater than the average market price of the common shares during the period, and therefore the effect would be antidilutive. The effects of common stock equivalents were not included in the per share calculations of net loss per common share for fiscal 1998, as their effects would be antidilutive.

NOTE 3 -  NOTES PAYABLE TO BANK
--------------------------------

On May 10, 1999, the Company renewed its existing line of credit agreement with Union Bank of California maintaining the borrowing base at $1,250,000. The agreement has an expiration date of March 1, 2001. The renewal agreement contains interest at the bank's Reference Rate (7.75% at June 30,1999) plus 1% per annum. The terms of the new agreement provide for borrowings of up to the lessor of $1,250,000 or the aggregate of 80% of eligible accounts receivable plus 50% of eligible inventory up to $400,000. At June 30, 1999, the Company had approximately $532,500 available under this line of credit.

The renewal agreement also provides an additional line of credit of $250,000 to be used for fixed asset purchases. This part of the agreement contains interest at the bank's Reference Rate (7.75% at June 30, 1999) plus 1.0% per annum. The Company may borrow, repay and re-borrow amounts up to $250,000, at any time prior to March 3, 2000. The Company will then repay the balance by monthly installments through March 1, 2004. At June 30, 1999, the Company had not borrowed any amounts under this agreement.

                                  APPENDIX A

                               MERGER AGREEMENT

                         AGREEMENT AND PLAN OF MERGER
                                     AMONG
                            TARGETTI SANKEY S.p.A.
                          FLORENCE ACQUISITION CORP.
                                      AND
                            TIVOLI INDUSTRIES, INC.
                        DATED AS OF SEPTEMBER 17, 1999

                               TABLE OF CONTENTS

                                                                                                                        Page
                                                                                                                        ----
ARTICLE I................................................................................................THE MERGER        1
         SECTION 1.1.....................................................................................THE MERGER        1
         SECTION 1.2...........................................................................EFFECT OF THE MERGER        1
         SECTION 1.3.....................................................................CONSUMMATION OF THE MERGER        2
         SECTION 1.4......................................ARTICLES OF INCORPORATION; BYLAWS; DIRECTORS AND OFFICERS        2
         SECTION 1.6..................................................................COMPANY STOCK PLANS; WARRANTS        3
         SECTION 1.7.............................................................................PAYMENT FOR SHARES        3
         SECTION 1.8..............................................................................DISSENTING SHARES        5
         SECTION 1.9.............................................................................SUBSEQUENT ACTIONS        5


ARTICLE II............................................................REPRESENTATIONS AND WARRANTIES OF THE COMPANY        5
         SECTION 2.1.................................................................ORGANIZATION AND QUALIFICATION        5
         SECTION 2.2..............................................................................CHARTER DOCUMENTS        6
         SECTION 2.3.................................................................................CAPITALIZATION        6
         SECTION 2.4......................................................................AUTHORITY; BOARD APPROVAL        6
         SECTION 2.5.....................................................NO CONFLICT; REQUIRED FILINGS AND CONSENTS        7
         SECTION 2.6............................................................................COMPLIANCE; PERMITS        8
         SECTION 2.7..............................................................SEC REPORTS; FINANCIAL STATEMENTS        8
         SECTION 2.8...........................................................ABSENCE OF CERTAIN CHANGES OR EVENTS        9
         SECTION 2.9.....................................................................NO UNDISCLOSED LIABILITIES        9
         SECTION 2.10.........................................................................ABSENCE OF LITIGATION        9
         SECTION 2.11.................................................EMPLOYEE BENEFIT PLANS; EMPLOYMENT AGREEMENTS        9
         SECTION 2.12............................................................................EMPLOYMENT MATTERS        11
         SECTION 2.13..........................................................................INFORMATION SUPPLIED        11
         SECTION 2.14.............................................................................TITLE TO PROPERTY        11
         SECTION 2.15.........................................................................................TAXES        12
         SECTION 2.16.........................................................................ENVIRONMENTAL MATTERS        12
         SECTION 2.17.......................................................................................BROKERS        13
         SECTION 2.18..............................................................................FULL DISCLOSURE.        13
         SECTION 2.19..................................................................OPINION OF FINANCIAL ADVISOR        13
         SECTION 2.20.........................................................................INTELLECTUAL PROPERTY        13
         SECTION 2.21.................................................................INTERESTED PARTY TRANSACTIONS        14
         SECTION 2.22.....................................................................................INSURANCE        14
         SECTION 2.23.................................................................................VOTE REQUIRED        14


ARTICLE III......................................................REPRESENTATIONS AND WARRANTIES OF PARENT AND NEWCO        15
         SECTION 3.1................................................................ORGANIZATION AND QUALIFICATION.        15
         SECTION 3.2......................................................................................AUTHORITY        15
         SECTION 3.3..............................................................................NON-CONTRAVENTION        15
         SECTION 3.4.........................................................................GOVERNMENTAL APPROVALS        16
         SECTION 3.5........................................................................................BROKERS        16
         SECTION 3.6.....................................................................................FINANCING.        16
         SECTION 3.7...........................................................................INFORMATION SUPPLIED        16


ARTICLE IV........................................................................................CERTAIN COVENANTS        16
         SECTION 4.1..............................................................CONDUCT OF THE COMPANY'S BUSINESS        16
         SECTION 4.2.......................................................ACCESS, DISCLOSURE, PUBLIC ANNOUNCEMENTS        18

                                                                                                                          Page
                                                                                                                          ----
         SECTION 4.3.....................................................CONSENTS AND APPROVALS; FURTHER ASSURANCES        19
         SECTION 4.4.....................................................................INQUIRIES AND NEGOTIATIONS        20
         SECTION 4.5................................................................NOTIFICATION OF CERTAIN MATTERS        21
         SECTION 4.6.............................................................................FIRPTA CERTIFICATE        21
         SECTION 4.7.........................................................CERTAIN EMPLOYEE BENEFIT ARRANGEMENTS.        21
         SECTION 4.8.........................................................................EMPLOYMENT AGREEMENTS.        22


ARTICLE V.....................................................................................ADDITIONAL AGREEMENTS        22
         SECTION 5.3............................................................................CONSENTS; APPROVALS        22
         SECTION 5.4................................................................................INDEMNIFICATION        23
         SECTION 5.5............................................................................TARGETTI (USA), LLC        23


ARTICLE VI.................................................................................CONDITIONS TO THE MERGER        24
         SECTION 6.1.....................................CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER        24
         SECTION 6.2............................CONDITIONS TO PARENT'S AND NEWCO'S OBLIGATIONS TO EFFECT THE MERGER        24
         SECTION 6.3....................................CONDITIONS TO THE COMPANY'S OBLIGATION TO EFFECT THE MERGER        25


ARTICLE VII.............................................................................TERMINATION AND ABANDONMENT        25
         SECTION 7.1....................................................................TERMINATION AND ABANDONMENT        25
         SECTION 7.2..........................................................................EFFECT OF TERMINATION        26


ARTICLE VIII..........................................................................................MISCELLANEOUS        26
         SECTION 8.1..................................................NONSURVIVAL OF REPRESENTATIONS AND WARRANTIES        26
         SECTION 8.2.................................................................................EXPENSES, ETC.        26
         SECTION 8.3......................................................................................PUBLICITY        27
         SECTION 8.4......................................................................EXECUTION IN COUNTERPARTS        27
         SECTION 8.5........................................................................................NOTICES        27
         SECTION 8.6........................................................................................WAIVERS        28
         SECTION 8.7...............................................................................ENTIRE AGREEMENT        28
         SECTION 8.8.................................................................................APPLICABLE LAW        28
         SECTION 8.9...........................................................................SPECIFIC PERFORMANCE        28
         SECTION 8.10......................................................................BINDING EFFECT, BENEFITS        28
         SECTION 8.11.................................................................................ASSIGNABILITY        29
         SECTION 8.12....................................................................................AMENDMENTS        29
         SECTION 8.13......................................................................................HEADINGS        29


ANNEX I  DEFINED TERMS............................................................................................1
EXHIBIT A-1 to A-8         FORMS OF VOTING AGREEMENTS
EXHIBIT B.........         FORM OF PRESS RELEASE
EXHIBIT C-1.......         EMPLOYMENT AGREEMENT OF TERRENCE C. WALSH
EXHIBIT C-2.......         EMPLOYMENT AGREEMENT OF CHARLES KIMMEL

                         AGREEMENT AND PLAN OF MERGER

     This AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of September
                                             ---------
17, 1999, is entered into by and among Targetti Sankey S.p.A., an Italian corporation ("Parent"), Florence Acquisition Corp., a California corporation and
              ------
a wholly-owned subsidiary of Parent ("Newco"), and Tivoli Industries, Inc., a
                                      -----
California corporation (the "Company" and, collectively with Parent and Newco,
                             -------
the "Parties").  The Company and Newco are hereinafter sometimes referred to as
     -------
the "Constituent Corporations." Certain capitalized terms used herein are
     ------------------------
defined in Annex I hereto.

                                   RECITALS:

     WHEREAS, the Boards of Directors of Parent, Newco and the Company have each determined that it is advisable and in the best interests of their respective stockholders to consummate, and have approved, the business combination transaction provided for herein in which Newco would merge with and into the Company and the Company would become a wholly-owned subsidiary of Parent (the "Merger"); and
 ------

     WHEREAS, concurrently herewith Parent has entered into voting agreements in the forms attached hereto as Exhibits A-1 through A-8 (collectively, the "Voting
                             ------------------------                     ------
Agreements"), with each of Terrence C. Walsh and Marilyn Walsh, Charles F.
----------
Kimmel, Vincent F. Monte, Gerald E. Morris, Intelite International N.V., Peter
J. Shaw, Gordon C. Westerling and Gordon C. Westerling and Cherry L. Westerling, as trustees for the benefit of the Westerling Family Intervivos Trust, pursuant to which such persons have agreed, subject to certain conditions, to vote the shares of Company Common Stock owned by them in favor of the Merger.

     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, agreements and conditions contained herein, and in order to set forth the terms and conditions of the Merger and the mode of carrying the same into effect, the Parties hereby agree as follows:

                                   ARTICLE I

                                  THE MERGER

SECTION 1.1.  THE MERGER.

     Subject to the terms and conditions of this Agreement, at the Effective Time, as defined below, in accordance with this Agreement and the California General Corporation Law (the "CGCL"), Newco shall be merged with and into the
                              ----
Company. Effective upon the Merger, the separate existence of Newco (except as it may be continued by operation of law) shall cease, and the Company shall continue as the surviving corporation (the "Surviving Corporation").
                                            ---------------------

SECTION 1.2.  EFFECT OF THE MERGER.

     Upon the effectiveness of the Merger, the Surviving Corporation shall succeed to and assume all the rights and obligations of the Company and Newco in accordance with the CGCL, and the Merger shall otherwise have the effects set forth in Section 1107 of the CGCL.

SECTION 1.3.  CONSUMMATION OF THE MERGER.

     The closing (the "Closing") of the Merger will take place as soon as
                       -------
practicable after the satisfaction or waiver of the conditions to the obligations of the parties to effect the Merger set forth herein, provided that this Agreement has not been terminated previously, at the offices of Rogers & Wells LLP, 200 Park Avenue, New York, New York, or such other location as the Parties may agree. On the date of the Closing (the "Closing Date"), the Parties
                                                    ------------
will cause the Merger to be consummated by filing with the Secretary of State of the State of California a properly executed agreement of merger in accordance with the CGCL which shall be effective upon filing or on such later date as may be specified therein (the time of such effectiveness being the "Effective
                                                                ---------
Time").
----

SECTION 1.4.  ARTICLES OF INCORPORATION; BYLAWS; DIRECTORS AND OFFICERS.

     The Articles of Incorporation of Newco in effect at the Effective Time shall be the Articles of Incorporation of the Surviving Corporation, until thereafter amended in accordance with the provisions thereof and as provided by the CGCL. The Bylaws of Newco in effect at the Effective Time shall be the Bylaws of the Surviving Corporation, until thereafter amended in accordance with the provisions thereof and the Articles of Incorporation of the Surviving Corporation and as provided by the CGCL. From and after the Effective Time and until their respective successors are duly elected or appointed and qualified,
(a) the persons listed on Schedule 1.4(a) shall be the directors of the
                          ---------------
Surviving Corporation and (b) the persons listed on Schedule 1.4(b) shall be the
                                                    ---------------
officers of the Surviving Corporation.

SECTION 1.5.  EFFECT ON SECURITIES.

     At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

     (a)  Capital Stock of Newco. Each issued and outstanding share of common
          ----------------------
stock, par value $0.001 per share, of Newco ("Newco Common Stock") shall be
                                              ------------------
converted into and become one fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation ("Surviving
                                                                  ---------
Corporation Common Stock"). Each certificate representing outstanding shares of
------------------------
Newco Common Stock shall at the Effective Time represent an equal number of shares of Surviving Corporation Common Stock.

     (b)  Cancellation of Treasury Stock and Stock Owned by Parent and
          ------------------------------------------------------------
Subsidiaries. All shares of common stock, par value $0.001 per share, of the
------------
Company ("Company Common Stock") that are owned by the Company as treasury stock
          --------------------
and any shares of Company Common Stock owned by any Subsidiary of the Company, Parent, Newco or any other wholly-owned Subsidiary of Parent shall be canceled and retired and shall cease to exist and no stock of Parent or other consideration shall be delivered in exchange therefor.

     (c)  Exchange Ratio for Company Common Stock. Each issued and outstanding
          ---------------------------------------
share of Company Common Stock (other than shares to be canceled in accordance with Section 1.5(b) and other than Dissenting Shares) shall be converted into the right to receive Four Dollars and Fifty Cents ($4.50) in cash (the "Merger
                                                                        ------
Consideration"). All such shares of Company Common Stock shall no longer be
-------------
outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration, upon the surrender of such certificate in accordance with Section 1.7, without interest.
                -----------

SECTION 1.6.  COMPANY STOCK PLANS; WARRANTS.

     (a) All outstanding Company Stock Options, whether or not then vested or exercisable, shall be made fully vested and exercisable and canceled by the Company immediately before the Effective Time, and thereafter, the holders' sole right shall be to, and the holders thereof shall, receive from the Company, for each share of Company Common Stock subject to such Company Stock Option, an amount, if any, in cash equal to the difference between the Merger Consideration and the exercise price per share of such Company Stock Option, which amount, shall be paid by the Company at the time such option is canceled. The Company will use its reasonable commercial efforts to obtain any necessary consents and make any amendments to the terms of the Option Plans to the extent such consents or amendments are necessary to give effect to the foregoing. All applicable withholding taxes attributable to the payments made hereunder shall be deducted from the amounts payable under this Section 1.6(a).
                                    --------------

     (b) All outstanding warrants to purchase Company Common Stock shall, following the Effective Time, be exercisable only for an amount of cash equal to the Warrant Consideration and the holders of such warrants shall be entitled to receive, upon surrender to the Paying Agent of the warrant certificates for cancellation, cash in an amount, if any, equal to the Warrant Consideration. The Company shall take all actions necessary to ensure that following the Effective Time (i) the warrants shall represent only the right to receive the Warrant Consideration in lieu of shares of Company Common Stock issuable upon exercise thereof, (ii) all warrant agreements and warrant certificates shall be terminated and cancelled, and (iii) no party to any warrant agreement or holder of a warrant certificate shall have the right to acquire any capital stock of the Company, Parent, the Surviving Corporation or any of their respective Subsidiaries. As used herein "Warrant Consideration" means an amount, if any,
                              ---------------------
per warrant equal to the product of (i) the number of shares of Company Common Stock issuable upon exercise of such warrant and (ii) the difference between the Merger Consideration and the exercise price per share of Company Common Stock, without interest, which amount shall be paid from and after the Effective Time.

SECTION 1.7.  PAYMENT FOR SHARES.

     (a)  Paying Agent. Prior to the Effective Time, Parent shall designate a
          ------------
bank or trust company to act as paying agent (the "Paying Agent") for the
                                                   ------------
purpose of exchanging certificates representing issued and outstanding shares of Company Common Stock and warrants (each, a "Certificate") for the Merger
                                            -----------
Consideration or the Warrant Consideration, as the case may be. Parent or Newco shall, from time to time, make available or cause to be made available to the Paying Agent funds in such amounts and at times necessary for the payment of the Merger Consideration and the Warrant Consideration, in the manner provided herein. The Paying Agent shall invest portions of the Merger Consideration and the Warrant Consideration, as Parent directs (it being understood that any and all interest earned on funds made available to the Paying Agent pursuant to this Agreement shall be the property of, and shall be turned over to, Parent), provided that such investments shall be in obligations of or guaranteed by the United States of America or of any agency thereof and backed by the full faith and credit of the United States of America, in commercial paper obligations rated A-1 or P-1 or better by Moody's Investors Services, Inc. or Standard & Poor's Corporation, respectively, or in deposit accounts, certificates of deposit or banker's acceptances of, repurchase or reverse repurchase agreements with, or Eurodollar time deposits purchased from, commercial banks with capital, surplus and undivided profits aggregating in excess of US$100 million (based on the most recent financial statements of such bank which are then publicly available at the Securities and Exchange Commission (the "SEC") or otherwise).
                                                          ---

     (b)  Letter of Transmittal. Promptly after the Effective Time, the
          ---------------------
Surviving Corporation shall instruct the Paying Agent to mail to each holder of record of one or more shares of Company Common Stock or warrant certificates,
(i) a letter of transmittal, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Paying Agent, and which shall have such other provisions as Parent shall specify, and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration or the Warrant Consideration, as the case may be.

     (c)  Entitlement of Shares. Upon surrender of a Certificate for
          ---------------------
cancellation to the Paying Agent, together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Paying Agent, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration or the Warrant Consideration, as the case may be, payable in respect of shares of Company Common Stock or warrants previously represented by such Certificates, after giving effect to any withholding tax required by Applicable Law, and the Certificates so surrendered shall forthwith be canceled. Until surrendered as contemplated by this Section 1.7, each Certificate shall be
                                          -----------
deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration or the Warrant Consideration, as the case may be. No interest will be paid or accrued on the Merger Consideration or Warrant Consideration.

     (d)  Payments to Other Persons.  If Merger Consideration or Warrant
          -------------------------
Consideration is to be paid to any person other than the person in whose name the Certificates for shares of Company Common Stock or warrants surrendered for conversion are registered, it shall be a condition of the payment that such Certificates be properly endorsed and the signatures thereon properly guaranteed and otherwise in proper form for transfer and that the person requesting such payment shall have paid to the Paying Agent any transfer or other taxes required by reason of the delivery of Merger Consideration or Warrant Consideration to a person other than the registered holder of such Certificate, or shall have established to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable.

     (e)  Termination. Any portion of the exchange funds held by the Paying
          -----------
Agent for delivery pursuant to this Section 1.7 and unclaimed at the end of six
                                    -----------
months after the Effective Time shall be paid or delivered to the Surviving Corporation, upon demand, and any holders of Certificates who have not theretofore complied with this Section 1.7 shall, subject to Applicable Law,
                               -----------
thereafter look only to the Surviving Corporation for payment of the Merger Consideration or the Warrant Consideration, as the case may be, in respect of shares of Company Common Stock or warrants. Notwithstanding the foregoing, none of Parent, the Surviving Corporation or the Paying Agent shall be liable to any holder of shares of Company Common Stock or warrants for any amount paid to any Governmental Authority pursuant to any applicable abandoned property, escheat or similar law. Any amounts unclaimed by holders of shares of Company Common Stock or warrants two years after the Effective Time (or such earlier date immediately prior to such time as such amounts would otherwise escheat to or become the property of any Governmental Authority) shall, to the extent permitted by Applicable Law, become the property of the Surviving Corporation free and clear of any claims or interest of any person previously entitled thereto.

     (f)  Stock Transfer Books; No Further Ownership Rights.  At and after the
          -------------------------------------------------
Effective Time, the stock transfer books of the Company shall be closed, and there shall be no further registrations of transfers of shares of Company Common Stock thereafter on the records of the Company. From and after the Effective Time, the holders of Certificates evidencing ownership of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares, except as otherwise provided for herein or by Applicable Law. If, after the Effective Time, Certificates representing shares of Company Common Stock are presented to the

Surviving Corporation, Parent or the Paying Agent for any reason, they shall be canceled and exchanged for the Merger Consideration as provided in this
Section 1.7.
-----------

SECTION 1.8.  DISSENTING SHARES.

     (a) Notwithstanding any provisions of this Agreement to the contrary, any shares of Company Common Stock held by a holder who has exercised such holder's dissenters' rights in accordance with the CGCL and who, as of the Effective Time, has not effectively withdrawn or lost such dissenters' rights ("Dissenting
                                                                      ----------
Shares"), shall not be converted into or represent a right to receive the Merger
------
Consideration, but the holder of the Dissenting Shares shall only be entitled to such rights as are granted by the CGCL.

     (b) Notwithstanding the provisions of subsection (a) above, if any holder of shares of Company Common Stock who demands dissenters' rights with respect to such shares shall effectively withdraw or lose (through the failure to perfect or otherwise) such holder's dissenters' rights under the CGCL, then, as of the Effective Time or the occurrence of such event, such holder's shares shall automatically be converted into and represent only the right to receive the Merger Consideration upon surrender of the applicable Certificate(s) as provided herein.

     (c) The Company shall give Parent (i) prompt written notice of any written demands for payment with respect to any shares of Company Common Stock pursuant to dissenters' rights, and any withdrawals of such demands or losses of such rights, and any other instruments served pursuant to the CGCL, and (ii) the opportunity to participate in all negotiations and proceedings with respect to demands for dissenters' rights. The Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to demands for dissenters' rights or offer to settle or settle any such demands.

SECTION 1.9.  SUBSEQUENT ACTIONS.

     If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of the Constituent Corporations acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation are hereby authorized to execute and deliver, in the name and on behalf of each of the Constituent Corporations or otherwise, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of the Constituent Corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.

                                  ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to Parent and Newco that, except as set forth in the written Company Disclosure Schedule previously delivered by the Company to Parent:

SECTION 2.1.  ORGANIZATION AND QUALIFICATION.

     Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite corporate power and authority to own, lease and operate the properties it purports to own and to carry on its business as it is now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification necessary, except where the failure to be so qualified or in good standing, individually or in the aggregate, is not reasonably expected to have a Material Adverse Effect.

SECTION 2.2.  CHARTER DOCUMENTS.

     The Company has heretofore furnished to Parent a complete and correct copy of the Company's Articles of Incorporation and Bylaws documents as in effect on the date hereof. Each such charter document is in full force and effect. The Company is not in violation of its charter documents.

SECTION 2.3.  CAPITALIZATION.

     The authorized capital stock of the Company consists of 10,000,000 shares of Company Common Stock and 1,000,000 shares of preferred stock, par value $0.001 per share ("Company Preferred Stock"). As of June 30, 1999, (i) 1,236,723
                   -----------------------
shares of Company Common Stock were issued and outstanding, all of which are duly authorized, validly issued, fully paid and nonassessable, (ii) no shares of Company Common Stock were held in the Company's treasury or by any Subsidiary,
(iii) no shares of Company Preferred Stock were issued and outstanding and (iv) 492,161 shares of Company Common Stock were reserved for future issuance pursuant to outstanding warrants to purchase Company Common Stock and Company Stock Options granted pursuant to the Option Plans. Except as set forth in
Section 2.3 of the Company Disclosure Schedule, no shares of Company Common
-----------
Stock or other securities of the Company have been issued between June 30, 1999 and the date hereof. Except as set forth in Section 2.3 or Section 2.11 of the
                                            -----------    ------------
Company Disclosure Schedule, there are no Company Stock Options, warrants or other rights, agreements, arrangements or commitments of any character granted by the Company relating to unissued shares of the Company or of any Subsidiary or obligating the Company or any Subsidiary to issue or sell any shares of, or other equity interests in, the Company or any Subsidiary. All shares of Company Common Stock subject to issuance under the Option Plans and warrants to purchase Company Common Stock, as aforesaid, upon issuance on the terms and conditions specified in the applicable warrant agreement or Option Plans, shall be duly authorized, validly issued, fully paid and nonassessable. There are no obligations, contingent or otherwise, of the Company or of any Subsidiary to repurchase, redeem or otherwise acquire any shares of Company Common Stock or the shares of any Subsidiary or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any Subsidiary or any other entity. None of the Company Stock Options, warrants, rights, agreements, arrangements or commitments identified in Section 2.3 or 2.11 of the Company
                                          -----------    ----
Disclosure Schedule provide that, absent action by the Company's Board of Directors (the "Company Board") or a committee thereof, upon exercise or
                -------------
conversion the holder thereof
shall receive cash, and no such action of the Company Board or a committee thereof has been taken. Except as set forth in Section 2.3 of the Company
                                               -----------
Disclosure Schedule, all of the outstanding shares of each Subsidiary (and all shares to be issued prior to the Effective Time) are duly authorized, validly issued, fully paid and nonassessable, and all such shares are owned by the Company free and clear of all security interests, liens, claims, pledges, agreements, limitations in the Company's voting rights, charges or other encumbrances of any nature whatsoever (collectively, "Liens").
                                                      -----

SECTION 2.4.  AUTHORITY; BOARD APPROVAL.

     (a) The Company has full corporate power and authority to enter into this Agreement and, subject to obtaining the Company Stockholders' Approval, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and, subject to the obtaining of the Company Stockholders' Approval constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights generally, and except that the availability of equitable remedies, including specific performance, may be subject to the discretion of the court before which any proceeding therefor may be brought.

     (b) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly approved by the Company Board (including approval by a Committee of the Company Board (the "Committee") consisting of the Company's independent directors), the Company Board and the Committee have recommended adoption of this Agreement by the stockholders of the Company and directed that this Agreement be submitted to the stockholders of the Company for their consideration, and no other corporate proceedings on the part of the Company or its stockholders are necessary to authorize the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, other than obtaining the Company Stockholders' Approval.

SECTION 2.5.  NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

     (a)  Section 2.5(a) of the Company Disclosure Schedule includes a list of
          --------------
all of the material agreements and instruments to which the Company currently is party or by which the Company currently is bound that either (i) have been or were required to be filed as an exhibit to the Company's periodic reports under the Exchange Act as "material contracts" or "instruments defining the rights of security holders," (ii) were entered into by the Company after the date of the periodic report most recently filed by the Company under the Exchange Act or
(iii) relate to any joint ventures or joint development projects involving the Company, non-competition agreements, distribution agreements or employment or termination of employment of any executive officers of the Company (collectively, the "Material Contracts"). The Company has made available to
                    -------------------
Parent true, correct and complete copies in all material respects of each Material Contract. There are no material agreements to which any Subsidiary is a party or by which any Subsidiary is currently bound which has been or is required to be filed as an exhibit to the Company's periodic reports under the Exchange Act.

     (b)  Except as set forth in Section 2.5(b) of the Company Disclosure
                                 --------------
Schedule, (i) the Company has not breached, is not in default under and has not received written notice of any breach of or default under any Material Contract, except for any such breach or default which is not reasonably expected to have a Material Adverse Effect, (ii) to the best knowledge of the Company, no other party to any of the Material Contracts has breached or is in default of any of its obligations thereunder, except for any such breach or default which is not reasonably expected to have a Material Adverse Effect and (iii) each of the Material Contracts is in full force and effect.

     (c)  Except as set forth in Section 2.5(c) of the Company Disclosure
                                 --------------
Schedule, the execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, and the consummation of the transactions contemplated hereby will not, (i) conflict with or violate the Articles of Incorporation or Bylaws of the Company or any Subsidiary, (ii) subject to the obtaining of the Company Stockholders' Approval, conflict with or violate any Applicable Law relating to the Company or any Subsidiary, or by which any of their properties are bound or affected, including, without limitation, any anti-takeover or similar law, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair the Company's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Material Contract, or result in the creation of a lien or encumbrance on any of the properties or assets of the Company or any Subsidiary.

     (d) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, require the Company or any Subsidiary to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any governmental or regulatory authority, domestic or foreign, except (i) for applicable requirements, if any, of the Securities Act, the Exchange Act, the rules of the National Association of Securities Dealers ("NASD"), and state securities laws
                                             ----
("Blue Sky Laws"), (ii) the rules and regulations thereunder, and the filing and
  -------------
recordation of appropriate documents relating to the Merger as required by the CGCL, (iii) for the filing of the Proxy Statement with the SEC pursuant to the Exchange Act, (iv) the filing of reports with the U.S. Department of Commerce regarding foreign direct investment in the United States, and (v) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay consummation of the Merger, or otherwise prevent or delay the Company from performing its obligations under this Agreement and is not reasonably expected to have a Material Adverse Effect.

SECTION 2.6.  COMPLIANCE; PERMITS.

     (a)  Except as set forth in Section 2.6 of the Company Disclosure Schedule,
                                 -----------
the Company and each Subsidiary holds all permits, licenses, franchises, easements, variances, exemptions, consents, certificates, orders and approvals from governmental authorities which are material to the operation of the business conducted by them as it is now being conducted, except where failure to obtain any of the aforementioned is not reasonably expected to have a Material Adverse Effect on such entity (collectively, the "Company Permits"). The Company
                                                  ---------------
and each Subsidiary are in compliance with the terms of the Company Permits.

     (b)  Except as set forth in Section 2.6 of the Company Disclosure Schedule,
                                 -----------
the Company and each Subsidiary are not in conflict with, or in default or violation of any Applicable Law relating to the Company or any Subsidiary, or by which their properties are bound or affected other than any such conflict, default or violation which is not reasonably expected to have a Material Adverse Effect on such entity.

SECTION 2.7.  SEC REPORTS; FINANCIAL STATEMENTS.

     (a) The Company has filed all forms, reports and documents required to be filed with the SEC since its initial public offering on September 21, 1994 and has made available to Parent (i) its quarterly reports on Form 10-QSB for the periods ended June 30, 1999, March 31, 1999 and December 31, 1998 and its annual report on Form 10-KSB for the fiscal years ended September 30, 1998, 1997 and 1996, respectively, (ii) all proxy statements relating to the Company's meetings of shareholders (whether annual or special) held since its initial public offering, (iii) all other reports or registration statements filed by the Company with the SEC since its initial public offering, and (iv) all amendments and supplements to all such reports and registration statements filed by the Company with the SEC (collectively, the "SEC Reports").
                                                                 -----------
The SEC Reports (i) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No Subsidiary is required to file any forms, reports or other documents with the SEC.

     (b) Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the SEC Reports was prepared in accordance with generally accepted accounting principles ("GAAP") applied on a
                                                           ----
consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and each fairly presented the consolidated financial position of the Company and its Subsidiaries as at the respective dates thereof and the consolidated results of its operations and cash flows and shareholder equity for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount.

SECTION 2.8.  ABSENCE OF CERTAIN CHANGES OR EVENTS.

     Since September 30, 1998, except as set forth in Section 2.8 of the Company
                                                      -----------
Disclosure Schedule or the SEC Reports, the Company and each Subsidiary has conducted its business in the ordinary course and there has not occurred: (a) any Material Adverse Effect; (b) any amendments or changes in the Articles of Incorporation or Bylaws of the Company or any Subsidiary; (c) any damage to, destruction or loss of any asset of the Company (whether or not covered by insurance) or any Subsidiary which damages, destruction or loss is reasonably expected to have a Material Adverse Effect; (d) any change by the Company or any Subsidiary in its accounting methods, principles or practices; (e) any evaluation of any of the Company's or any Subsidiary's assets, including, without limitation, writing down the value of inventory or writing off notes or accounts receivable; (f) any other action or event that would have required the consent of Parent pursuant to Section 4.1 had such action or event occurred
                              -----------
after the date of this Agreement, other than the one-for-three reverse stock split which became effective March 26, 1999 and the Company's stockholders approval of a reincorporation in the State of Delaware; or (g) any sale, pledge, disposition of or encumbrance upon a material amount of property of the Company or any Subsidiary, except in the ordinary course of business and consistent with past practice.

SECTION 2.9.  NO UNDISCLOSED LIABILITIES.

     Except as is disclosed in Section 2.9 of the Company Disclosure Schedule or
                               -----------
the SEC Reports, neither the Company nor any Subsidiary has any liabilities (absolute, accrued, contingent or otherwise) which are, in the aggregate, material to the business, operations or financial condition of the Company and its Subsidiaries taken as a whole, except liabilities (a) adequately provided for in the Company's audited balance sheet (including any related notes thereto) for the fiscal year ended September 30, 1998 (the "1998 Company Balance
                                                            --------------------
Sheet"); or (b) incurred in the ordinary course of business and not-required
-----
under GAAP to be reflected on the 1998 Company Balance Sheet and liabilities incurred in connection with this Agreement.

SECTION 2.10.  ABSENCE OF LITIGATION.

     Except as set forth in Section 2.10 of the Company Disclosure Schedule or
                            ------------
the SEC Reports, (a) there are no claims, actions, suits, proceedings or investigations pending or, to the best knowledge of the Company, threatened against the Company or any Subsidiary, or any properties or rights of the Company or any Subsidiary, before any court, arbitrator or administrative, governmental or regulatory authority or body, domestic or foreign, and (b) there is no judgment, decree, injunction, rule or order of any court, arbitrator or administrative, governmental or regulatory authority or body, domestic or foreign, outstanding against the Company or any Subsidiary.

SECTION 2.11.  EMPLOYEE BENEFIT PLANS; EMPLOYMENT AGREEMENTS.

     (a)  Section 2.11 of the Company Disclosure Schedule lists all employee
          ------------
benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) and all employment, bonus, incentive
                                   -----
compensation, deferred compensation, pension, profit sharing, retirement, stock purchase, stock option, stock ownership, stock appreciation rights, phantom stock, equity (or equity-based), leave of absence, layoff, vacation, day or dependent care, legal services, cafeteria, life, health, medical, accident, disability, workmen's compensation or other insurance, severance, separation, termination, change of control or other benefit plan, agreement (including any collective bargaining agreement), practice, policy or arrangement of any kind, whether written or oral, and whether or not subject to ERISA for the benefit of or relating to any employee of the Company or any Subsidiary, any trade or business (whether or not incorporated) which is a member of a controlled group including the Company or which is under common control with the Company (a "Company ERISA Affiliate"), as well as each plan with respect to which the
 -----------------------
Company or a Company ERISA Affiliate could incur liability under applicable law (if such plan has been or were terminated) (together, the "Company Employee
                                                           ----------------
Plans"), excluding agreements under which the Company has no remaining monetary
-----
obligations. A copy of each such written Company Employee Plan has been made available to Parent.

     (b)  Except as set forth in Section 2.11(b) of the Company Disclosure
                                 ---------------
Schedule, (i) none of the Company Employee Plans promises or provides retiree, medical, life or other retiree welfare or superannuated benefits to any person other than benefit continuation rights under the Consolidated Omnibus Reconciliation Act of 1985, as amended; (ii) there has been no "prohibited transaction" (as such term is defined in Section 406 or 407 of ERISA and Section 4975 of the Code) with respect to any Company Employee Plan, which could result in any material liability of the Company or of any subsidiary; (iii) all Company Employee Plans have been administered, are in compliance in all material respects with the requirements prescribed by ERISA, the Code and any and all statutes, orders, or governmental rules and regulations currently in effect with respect thereto (including all other applicable requirements for notification to participants or the Department of Labor, Pension Benefit Guaranty Corporation, U.S. Internal Revenue Service (the "IRS") or Secretary of the Treasury), and the
                                    ---
Company and each subsidiary have performed all material obligations required to be performed by them under, are not in any material respect in default under or violation of, and have no knowledge of any default or violation by any other party of, any of the Company Employee Plans; (iv) each Company Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code is the subject of a favorable determination letter from the IRS, and nothing has occurred which may reasonably be expected to impair such determination; (v) to the knowledge of the

Company and its Subsidiaries, there are no material pending, threatened or anticipated claims involving any of the Company Employee Plans; (vi) there are no material outstanding liabilities of any Company Employee Plan other than liabilities for benefits to be paid to participants in such Company Employee Plan and their beneficiaries in accordance with the terms of such Company Employee Plan; (vii) full payment has been made of all amounts which the Company or any of its Subsidiaries were required to have paid as a contribution to the Company Employee Plans as of the last day of the most recent fiscal year of each of the Company Employee Plans ended prior to the date of this Agreement, and none of the Company Employee Plans has incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, as of the last day of the most recent fiscal year of each such Company Employee Plan ended prior to the date of this Agreement; (viii) neither the Company nor any ERISA Affiliate has ever maintained, contributed to or had a liability with respect to (A) any employee benefit plan subject to
Section 412 of the Code, (B) Title IV of ERISA or (C) any "multiemployer plan" as defined in Section 3(37) of ERISA; and (ix) neither the execution and delivery of this Agreement nor the consummation of the transaction contemplated hereby constitutes a change in control or has or will accelerate benefits under any Company Employee Plan.

     (c)  Section 2.11(c) of the Company Disclosure Schedule sets forth a true
          ---------------
and complete list of each current or former employee, consultant, vendor, customer, officer or director of the Company or of any Subsidiary who holds any Company Stock Option as of the date hereof, together with the number of shares of Company Common Stock subject to such option, the date of grant of such option, the extent to which such option is vested (or will become vested within six months from the date hereof, or as a result of, the Merger), the option price of such option and the expiration date of such option. Section 2.11(c) of
                                                             ---------------
the Company Disclosure Schedule also sets forth the total number of such options.

     (d)  Except as set forth in Section 2.11(d) of the Company Disclosure
                                 ---------------
Schedule, the Company has made available to Parent (i) copies of all employment agreements with officers of the Company or any Subsidiary; (ii) copies of all agreements with consultants who are individuals obligating the Company or any Subsidiary to make annual cash payments in an amount exceeding $50,000; (iii) a schedule listing all officers and employees of the Company or any Subsidiary who have executed a non-competition agreement with the Company or any Subsidiary;
(iv) copies (or descriptions) of all severance agreements, programs and policies of the Company and each Subsidiary with or relating to its employees, excluding programs and policies required to be maintained by Applicable Law, and (v) copies of all plans, programs, agreements and other arrangements of the Company and any Subsidiary with or relating to its employees which contain change in control provisions.

SECTION 2.12.  EMPLOYMENT MATTERS.

     Except as set forth in Section 2.12 of the Company Disclosure Schedule, (a)
                            ------------
there are no controversies pending or, to the knowledge of the Company or any Subsidiary, threatened, between the Company or any Subsidiary, on the one hand, and any of its employees, on the other hand, which controversies are reasonably expected to have a Material Adverse Effect; (b) neither the Company nor any Subsidiary is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by the Company or any Subsidiary nor does the Company know of any activities or proceedings of any labor union to organize any such employees; and (c) the Company does not have any knowledge of any strikes, slowdowns, work stoppages, lockouts, or threats thereof, by or with respect to any employees of the Company or any Subsidiary.

SECTION 2.13.  INFORMATION SUPPLIED.

     Subject to the accuracy of the representations of Parent in Article III,
                                                                 -----------
the information supplied by the Company for inclusion or incorporation by reference in the Proxy Statement will not, on the date the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to shareholders, at the time of the Company Stockholders' Meeting, or at the Effective Time, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or shall omit to state any material fact necessary in order to make the statements made therein not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Stockholders' Meeting which has become false or misleading. If at anytime prior to the Effective Time any event relating to the Company or any of its respective affiliates, officers or directors should be discovered by the Company which should be set forth in an amendment or supplement to the Proxy Statement, the Company shall promptly inform Parent and Newco. The Proxy Statement shall comply in all material respects as to form and substance with the requirements of the Securities Act, the Exchange Act and the rules and regulations thereunder. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information supplied by Parent or Newco which is contained in any of the foregoing documents.

SECTION 2.14.  TITLE TO PROPERTY.

     The Company and each Subsidiary owns and leases only the real property set forth on Section 2.14 of the Company Disclosure Schedule. Except as set forth in
         ------------
Section 2.14 of the Company Disclosure Schedule, the Company and each Subsidiary
------------
has good and marketable title to all of its properties and assets, free and clear of all Liens except Liens for taxes not yet due and payable and such Liens or other imperfections of title, if any, as do not detract from the value of or interfere with the present use of the property affected thereby and which, individually or in the aggregate, are not reasonably expected to have a Material Adverse Effect; and, to the knowledge of the Company, all leases pursuant to which the Company or any Subsidiary leases from others material amounts of real or personal property, are in good standing, valid and effective in accordance with their respective terms, and there is not, to the knowledge of the Company, under any of such leases, any existing material default or event of default (or event which with notice or lapse of time, or both, would constitute a material default and in respect of which the Company or any Subsidiary, as the case may be, has not taken adequate steps to prevent such a default from occurring) except where the lack of such validity and effectiveness or the existence of such default or event of default is not reasonably expected to have a Material Adverse Effect.

SECTION 2.15.  TAXES.

     (a)  For purposes of this Agreement, "Tax" or "Taxes" shall mean taxes,
                                           ---      -----
fees, levies, duties, tariffs, imposts and governmental impositions or charges of any kind in the nature of (or similar to) taxes, payable to any federal, state, local or foreign taxing authority, including (without limitation) (i) income, franchise, profits, gross receipts, ad valorem, net worth, goods and services, fringe benefits, withholding, sales, use, service, real or personal property, special assessments, license, payroll, withholding, employment, social security, accident compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premiums, windfall profits, transfer and gains taxes and (ii) interest, penalties, additional taxes and additions to tax imposed with respect thereto; and "Tax Returns" shall mean returns, reports and information statements with respect to Taxes required to be filed with the IRS or any other taxing authority, domestic or foreign, including, without limitation, consolidated, combined and unitary tax returns.

     (b) The Company has furnished to Parent all Tax Returns filed by the Company and its Subsidiaries for all periods ending on or after December 31, 1995. Except as disclosed in Section 2.15(b) of the Company Disclosure Schedule,
                             ------- -------
the Company and each Subsidiary has filed all United States federal income Tax returns and all other material Tax Returns required to be filed by them, and have duly paid or made adequate provision on their books for the payment of all taxes which have been incurred or are due and payable. Except as disclosed in
Section 2.15(b) of the Company Disclosure Schedule (i) there are no pending
---------------
audits, examinations or proposed audits or examinations of any tax returns filed by the Company or by any Subsidiary, (ii) there are no other Taxes that would be due if asserted by a taxing authority, except with respect to which the Company or a Subsidiary, as the case may be, is maintaining reserves to the extent currently required and (iii) neither the Company nor any Subsidiary has given or been requested to give waivers or extensions of any statute of limitations relating to the payment of Taxes for which the Company or any Subsidiary may be liable. Except as set forth on Section 2.15(b) of the Company Disclosure
                               ---------------
Schedule, as of the date of this Agreement the consolidated Tax Returns of the Company have not been audited by the IRS (or the appropriate statute of limitations has expired) in the last five fiscal years.

     (c) Neither the Company nor any Subsidiary is a party to any agreement providing for the allocation, payment or sharing of taxes among the Company and any Subsidiary, on the one hand, and any third parties, on the other hand. Neither the Company nor any Subsidiary has an application pending with respect to any Tax requesting permission for a change in accounting method.

SECTION 2.16.  ENVIRONMENTAL MATTERS.

     Except as set forth in Section 2.16 of the Company Disclosure Schedule, the
                            ------------
Company and each Subsidiary (a) obtained all applicable permits, licenses and other authorizations which are required under federal, state, foreign or local laws relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic materials or wastes into ambient air, surface water, ground water or land or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or hazardous or toxic materials or wastes ("Environmental Approvals"), (b) is in material compliance
                      -----------------------
with all terms and conditions of the Environmental Approvals, and also is in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in such laws or contained in any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder, (c) as of the date hereof, is not aware of nor has it received notice of any past or present violation relating to or any event, condition, circumstance, activity, practice, incident, action or plan which is reasonably likely to interfere with or prevent continued compliance with or which would give rise to any common law or statutory liability, or otherwise form the basis of any claim, action, suit or proceeding, based on or resulting from the Company's or any Subsidiary's manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge or release into the environment, of any pollutant, contaminant or hazardous or toxic material or waste and (d) taken all actions necessary under applicable requirements of federal, state, foreign and local laws, rules or regulations to register any products or materials required to be registered by the Company or any Subsidiary thereunder.

SECTION 2.17.  BROKERS.

     Except as set forth in Section 2.17 of the Company Disclosure Schedule, no
                            ------------
broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Company.

SECTION 2.18.  FULL DISCLOSURE.

     No statement contained in any certificate or schedule furnished or to be furnished by the Company to Parent or Newco pursuant to the provisions of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in the light of the circumstances under which it was made, to make the statements herein or therein not misleading.

SECTION 2.19.  OPINION OF FINANCIAL ADVISOR.

     The Company has received the opinion of its financial advisor, L.H. Friend, Weinress, Frankson & Presson, Inc., to the effect that, as of September 17, 1999, the Merger Consideration to be received by holders of the Company Common Stock is fair, from a financial point of view, to the Company's shareholders, and the Company has delivered a written copy of such opinion to the Parent. L.H. Friend, Weinress, Frankson & Presson, Inc. has consented to the use of its name and its fairness opinion in the Proxy Statement.

SECTION 2.20.  INTELLECTUAL PROPERTY.

     (a)  Except as set forth in Section 2.20(a) of the Company Disclosure
                                 ---------------
Schedule, the Company and each Subsidiary, directly or indirectly, owns, or licenses or otherwise possesses legally enforceable rights to use, all patents, trademarks, trade names, service marks, copyrights, and any applications therefor, technology, know-how and tangible or intangible proprietary information or material that are used in any product or service of the Company or any Subsidiary, previously sold or now being sold by the Company or any Subsidiary, now in beta phase by the Company or any Subsidiary or otherwise in or material to the business of the Company or any Subsidiary, as currently conducted (the "Intellectual Property Rights").
                ----------------------------

     (b)  Section 2.20(b) of the Company Disclosure Schedule sets forth (i) each
          ---------------
patent owned by the Company and each Subsidiary and (ii) each license agreement under which the Company or any Subsidiary licenses, either to or from a third party, Intellectual Property Rights on an exclusive or non-exclusive basis. Except as set forth in Section 2.20(b) of the Company Disclosure Schedule, the
                       ---------------
Company or a Subsidiary, as the case may be, is the sole and exclusive owner of the Intellectual Property Rights and has sole and exclusive rights (and is not contractually obligated to pay any compensation to any third party in respect thereof) to the use thereof or the material covered thereby in connection with the services or products in respect of which the Intellectual Property Rights are being used. Except as set forth in Section 2.20(b) of the Company Disclosure
                                       ---------------
Schedule, no claims with respect to the Intellectual Property Rights have been asserted or, to the best knowledge of the Company, are threatened by any Third
Party: (i) to the effect that the manufacture, sale, licensing, or use of any of the products or processes of the Company or any Subsidiary infringes on any copyright, patent, trade mark, service mark or trade secret of such person; (ii) against the use by the Company or any Subsidiary of any Intellectual Property Rights; or (iii) challenging the ownership by the Company or any Subsidiary or the validity of any of the Intellectual Property Rights.

     (c)  Section 2.20(c) of the Company Disclosure Schedule sets forth all
          ---------------
registered trademarks, service marks and copyrights held by the Company or any Subsidiary and each are valid and subsisting. To the knowledge of the Company, there is no unauthorized use, infringement or misappropriation of any of the Intellectual Property Rights by any third party, including any employee or former employee of the Company or any Subsidiary. No Intellectual Property Right or product or process of the Company or any Subsidiary is subject to any outstanding decree, order, judgment, or stipulation restricting in any manner the licensing thereof by the Company or any Subsidiary.

     (d)  Except as set forth in Section 2.20(d) of the Company Disclosure
                                 ---------------
Schedule, neither the Company nor any Subsidiary is bound by any agreement which restricts the Company or any Subsidiary from selling, licensing or otherwise distributing any of its products to any class of customers, in any geographical area, during any period of time or in any segment of the market.

SECTION 2.21.  INTERESTED PARTY TRANSACTIONS.

     Except as set forth in Section 2.21 of the Company Disclosure Schedule or
                            ------------
in the SEC Reports, since the date of the Company's most recent annual report on Form 10-KSB for the fiscal year ended September 30, 1998, no event has occurred that would be required to be reported as a Certain Relationship or Related Transaction, pursuant to Item 404 of Regulation S-K promulgated by the SEC.

SECTION 2.22.  INSURANCE.

     The Company and each Subsidiary maintains fire and casualty, general liability, business interruption, product liability and sprinkler and water damage insurance with reputable insurance carriers that the Company believes to be prudent for its business and are similar in character and amount to policies carried by entities engaged in similar businesses. Except as set forth in
Section 2.22 of the Company Disclosure Schedule, there are no claims by the
------------
Company or any Subsidiary under any such insurance as to which any insurance company is denying liability or defending under a reservation of rights clause.

SECTION 2.23.  VOTE REQUIRED.

     The affirmative vote of the holders of at least a majority of the outstanding shares of Company Common Stock is the only vote of the holders of Company Common Stock necessary to approve the Merger and the other transactions contemplated hereby.

                                  ARTICLE III


               REPRESENTATIONS AND WARRANTIES OF PARENT AND NEWCO

     Parent and Newco, jointly and severally, represent and warrant to the Company as follows:

SECTION 3.1.  ORGANIZATION AND QUALIFICATION.

     (a)  Organization. Parent is a business entity duly organized, validly
          ------------
existing and in good standing under the laws of the Republic of Italy. Newco is a corporation duly organized, validly existing and in good standing under the laws of the State of California. Each of the Parent and Newco has all requisite corporate power and authority and is in possession of all franchises, grants, authorizations, licenses. permits, easements, consents, certificates, approvals and orders necessary to own, or lease and operate its properties and assets and to carry on its business as it is now being conducted. Each of Parent and Newco is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction in which the character of the properties owned, leased or operated by it, or the nature of its activities makes such qualification necessary, except where the failure to be so qualified is not reasonably expected to have a material adverse effect on Parent's or Newco's ability to perform its respective obligations hereunder.

     (b)  Newco Activities.  Since the date of its incorporation, Newco has not
          ----------------
engaged in any activity other than in connection with or as contemplated by this Agreement, the Offer and the Merger or in connection with arranging financing required to consummate the transactions contemplated hereby.

SECTION 3.2.  AUTHORITY.

     Each of Parent and Newco has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Parent and Newco and the consummation by Parent and Newco of the transactions contemplated hereby have been duly authorized by Parent and Newco, and no other corporate proceedings on the part of Parent or Newco (including, without limitation, any action by their respective shareholders) are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of Parent and Newco and constitutes a legal, valid and binding obligation of each of Parent and Newco, enforceable against Parent and Newco in accordance with its terms, except as such enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights generally, and except that the availability of equitable remedies, including specific performance, may be subject to the discretion of the court before which any proceeding therefor maybe brought.

SECTION 3.3.  NON-CONTRAVENTION.

     The execution and delivery of this Agreement by Parent and Newco and the consummation by Parent and Newco of the transactions contemplated hereby will not (i) conflict with any provision of their respective Articles of Incorporation or Bylaws or equivalent organizational documents or (ii) result (with the giving of notice or the lapse of time or both) in any violation of or default or loss of a benefit under, or permit the acceleration of any obligation under, any mortgage, indenture, lease, agreement or other instrument, permit, concession, grant, franchise or license or any Applicable Law applicable to Parent or Newco or any of their respective properties, other than any such violation, default, loss or acceleration that is not reasonably expected to materially adversely affect the ability of Parent or Newco, as the case may be, to perform its respective obligations hereunder.

SECTION 3.4.  GOVERNMENTAL APPROVALS.

     No filing, declaration or registration with, or permit, authorization, consent or approval, of, any Governmental Authority is required to be made or obtained by Parent or Newco in connection with the execution and delivery of this Agreement by Parent or Newco or the consummation by Parent or Newco of the transactions contemplated hereby, except for (i) the filing with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby, (ii) the filing of the applicable documents with the Secretary of State of the State of California, and the filing of appropriate documents with the relevant authorities of other states in which the Company is qualified to do business, (iii) as may be required by any applicable Blue Sky Laws, (iv) the filing of reports with the U.S. Department of Commerce regarding foreign direct investment in the United States, and (v) such other consents, approvals, orders, authorizations, registrations, declaration, filings and notices the failure of which to be obtained or made would not prevent or materially delay the consummation of the transactions contemplated by this Agreement or the performance by Parent or Newco of any of their respective material obligations hereunder or thereunder.

SECTION 3.5.  BROKERS.

     No person is entitled to any brokerage or finder's fee or commission in connection with the transactions contemplated hereby as a result of any action taken by or on behalf of Parent or Newco.

SECTION 3.6.  FINANCING.

     Parent has available to it cash, credit lines or other sources of financing to provide the funds necessary for completion of the transactions contemplated hereby.

SECTION 3.7.  INFORMATION SUPPLIED.

     None of the information supplied or to be supplied by Parent or Newco for inclusion in the Proxy Statement will, at the time the Proxy Statement is first mailed to the Company's shareholders or at the time of the Company Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

                                  ARTICLE IV

                               CERTAIN COVENANTS

SECTION 4.1.  CONDUCT OF THE COMPANY'S BUSINESS.

     The Company covenants and agrees as to itself and its Subsidiaries that, prior to the Effective Time, unless Parent shall otherwise consent in writing or as otherwise expressly contemplated by this Agreement:

     (a) the business of the Company and each Subsidiary shall be conducted only in, and the Company shall not and shall cause each Subsidiary not to, take any action except in, the ordinary course of business consistent with past practice;

     (b) the Company shall not, directly or indirectly, and the Company shall cause each Subsidiary not to do any of the following: (i) amend or propose to amend its Articles of Incorporation or Bylaws or reincorporate in any jurisdiction; (ii) split, combine or reclassify any issued and outstanding shares of its capital stock, or declare, set aside or pay any dividend or other distribution (payable in cash, stock, property or otherwise) with respect to such shares;(iii) redeem, purchase, acquire or offer to acquire (or permit any Subsidiary to redeem, purchase, acquire or offer to acquire) any shares of its capital stock; or (iv) issue, sell, pledge, accelerate, modify the terms of or dispose of, or agree to issue, sell, pledge, accelerate, modify the terms of or dispose of, any additional shares of, or securities convertible or exchangeable for, or any options, warrants, calls, commitments or rights of any kind to acquire any shares of, its capital stock of any class or other property or assets;

     (c) the Company shall not, and the Company shall cause each Subsidiary not to: (i) transfer, lease, license, sell, mortgage, pledge, dispose of or encumber any material assets, except in the ordinary course of business consistent with past practice; (ii) acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any material assets; (iii) enter into or modify any Material Contract, except in the ordinary course of business consistent with past practice; (iv) terminate, modify, assign, waive, release or relinquish any material rights or claims or amend any material rights or claims not in the ordinary course of business consistent with past practice; (v) pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction of any such claims, liabilities or obligations, in the ordinary course of business, reflected or reserved against in, or contemplated by, the consolidated financial statements of the Company included in the SEC Reports; or (vi) settle or compromise any material claim, action, suit or proceeding pending or threatened against the Company or any Subsidiary, or, if the Company or any Subsidiary may be liable or obligated to provide indemnification, against the Company's or any Subsidiary's directors or officers, before any court, governmental agency or arbitrator;

     (d) except as provided in this Agreement the Company shall not, and the Company shall cause each Subsidiary not to: (i) incur or adversely modify any material indebtedness or other liability; (ii) assume, guarantee, endorse or otherwise become liable or responsible (directly or indirectly, contingent or otherwise) for the obligations of any other person; or (iii) make any loans, advances or capital contributions to, or investments in, any other person (other than loans from the Company to Subsidiaries or customary loans or advances to employees in the ordinary course of business consistent with past practice);

     (e) the Company shall not, and the Company shall cause each Subsidiary not to, grant any increase in the salary or other compensation of its employees, or grant any bonus to any employee or enter into any employment agreement or make any loan to or enter into any material transaction of any other nature with any employee of the Company or any Subsidiary, except in the ordinary course of business consistent with past practices, or as contemplated by Section 1.6;
                                                               -----------

     (f) the Company shall not, and the Company shall cause each Subsidiary not to, except as contemplated by this Agreement or as may be required by Applicable Law or, in the case of employees who are not executive officers of the Company, in the ordinary course of business consistent with past practices: (i) adopt, increase, accelerate the vesting of or payment of any amounts in respect of, or otherwise amend, in any respect, any collective bargaining, bonus, profit sharing, incentive or other compensation, stock option, stock purchase or restricted stock, insurance, pension, retirement, deferred compensation, employment or other employee benefit plan, agreement, trust, fund, plan or arrangement for the benefit or welfare of any directors, officers or employees (including, without limitation, any such plan or arrangement relating to severance or termination pay); or (ii) enter into any employment or severance agreement with or grant any severance or termination pay to any officer or director of the Company or any Subsidiary;

     (g) the Company shall not, and the Company shall cause each Subsidiary not to, take or knowingly permit any action that would make any representation or warranty of the Company hereunder materially inaccurate at, or as of any time prior to, the Effective Time, or omit to take any action reasonably necessary to prevent any such representation or warranty from being materially inaccurate at any such time;

     (h) the Company shall not, and the Company shall cause each Subsidiary not to, change any of the accounting methods used by it without providing advance notice to Parent in writing;

     (i) the Company shall not, and the Company shall cause each Subsidiary not to, make any Tax election (other than in the ordinary course of preparing and filing its Tax returns) or settle or compromise any Tax liability or investigation;

     (j) the Company shall not, and the Company shall cause each Subsidiary not to, enter into any agreement, contract, commitment or arrangement to do, or to authorize, recommend, propose or announce an intention to do, any of the actions described in the above paragraphs of Section 4.1, other than paragraph (a); and
                                     -----------

     (k) the Company shall, and the Company shall cause each Subsidiary to, use its reasonable commercial efforts, to the extent not prohibited by the foregoing provisions of this Section 4.1, to maintain its relationships with its
                   -----------
suppliers, customers and employees, and, if and as requested by Parent or Newco,
(i) to the extent permitted by Applicable Law, the Company shall, and the Company shall cause each Subsidiary to, use its reasonable commercial efforts to make arrangements for representatives of Parent or Newco to meet with customers and suppliers of the Company or any Subsidiary, and (ii) the Company shall schedule, and the management of the Company shall participate to the extent requested in, meetings of representatives of Parent or Newco with employees of the Company or any Subsidiary.

SECTION 4.2.  ACCESS, DISCLOSURE, PUBLIC ANNOUNCEMENTS.

     (a)  Access.  Subject to any applicable limitations imposed by law, from
          ------
the date hereof to the Effective Time, the Company shall, and the Company shall cause each Subsidiary to (and shall cause their respective officers, directors, employees, representatives and agents to), afford the officers, employees, counsel, representatives and agents of Parent reasonable access during regular business hours to the

Company's and each Subsidiary's officers, employees, agents, properties, books, records and work papers, and shall promptly furnish Parent all financial, operating and other information and data as Parent, through its officers, employees or agents, may reasonably request, provided, that in the event such access or the furnishing of such information is prohibited or limited due to Applicable Law, the Company will so inform Parent and will upon request use its reasonable commercial efforts to obtain any necessary consent to allow such access or to provide such information. During such period, the Company shall furnish promptly to Parent (i) a copy of each report, schedule, registration statement or other document filed or received by it during such period pursuant to the requirements of federal or state securities laws, and (ii) all other information concerning its business, properties and personnel as Parent may reasonably request. No investigation pursuant to this Section 4.2 (a) shall
                                                      -----------
affect, add to or subtract from any representations or warranties of the parties hereto or the conditions to the obligations of the parties hereto to consummate the Merger.

     (b)  Non-Disclosure.  Parent, Newco and each of their respective
          --------------
representatives agree that, from the date hereof to the Effective Time, (i) all information regarding the Company and its Subsidiaries furnished to them, whether prior to or after the date hereof, by the Company or any of its representatives in connection with the Merger (such information, together with notes, memoranda, summaries, analysis, compilations and other writings relating thereto or based thereon prepared by the Company or its representatives being referred to hereto as the "Materials") will be kept strictly confidential,
                           ---------
provided, however, that Materials may be disclosed to any of Parent's
--------  -------
representatives who need to know such information for the purpose of assisting Parent in consummating the Merger (it being understood that such representatives will be informed by Parent of the contents of this Agreement and that, by receiving such information such representatives are agreeing to be bound by this Agreement). The term "Materials" does not include information which was or
                      ---------
becomes available to Parent or Newco, or any of their respective representatives on a non-confidential basis from a source other than the Company or its representatives, provided that neither Parent, Newco nor any of their respective representatives is aware that such source is under an obligations (whether contractual, legal or fiduciary) to the Company to keep such information confidential for purposes hereof.

     (c)  Press Releases.  From the date hereof to the Effective Time, without
          --------------
the prior written consent of the other, neither the Company, on the one hand, nor Parent and Newco, on the other hand, will, and each of the Company, Parent and Newco shall cause their respective representatives not to, make any release to the press or other public disclosure, or make any statement to any employee (other than those officers of the Company whose involvement is required in order to consummate the Merger) competitor, customer, client or supplier of the Company or any of its Subsidiaries to any other person, with respect to the existence or contents of this Agreement, except for such public disclosure as may be necessary, following consultation with legal counsel, for the party proposing to make the disclosure not to be in violation of or default under any Applicable Law, regulation or governmental order. If either party proposes to make such disclosure, that party will discuss with the other party its rationale for such disclosure and provide such party with the text of the proposed disclosure, as far in advance of its disclosure as is practicable, and will in good faith consult with and consider the suggestions of the other party concerning the nature and scope of the information it proposes to disclose. Attached as Exhibit B hereto is a form of the press release that the Parties
            ---------
have agreed to issue upon the execution of this Agreement.

SECTION 4.3.  CONSENTS AND APPROVALS; FURTHER ASSURANCES.

     (a)  Consents and Approvals. Each of the Company, Parent and Newco will
          ----------------------
take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on it with respect to this Agreement and the transactions contemplated hereby (which actions shall include, without limitation, furnishing all information, making all filings and taking all other acts (i) required under the Exchange Act, the Securities Act and all other federal or state securities laws, (ii) required under any applicable foreign competition and antitrust statutes and regulations, or (iii) required or requested by any bank, stock exchange, or by any other Governmental Authority) and will cooperate promptly with and furnish information to each other in connection with any such requirements imposed on any of them or their respective subsidiaries in connection with this Agreement and the transactions contemplated hereby. Each of the Company, Parent and Newco will, and will cause their respective subsidiaries to, take all commercially reasonable action to obtain (and will cooperate with each other in obtaining) any consent, authorization, order or approval of, or any exemption by, or to provide any required notice to, any Governmental Authority or other public or private third party required to be obtained or made by Parent, Newco or the Company or any of their respective subsidiaries in connection with the Merger or the taking of any action contemplated in connection with the Merger or otherwise by this Agreement.

     (b)  Antitrust and Competition Filings. Without limiting the generality of
          ---------------------------------
sub-section (a) above, the Company and Parent shall, if required by Applicable Law, take all reasonable actions necessary to file as soon as practicable notifications under any applicable U.S. and foreign competition and antitrust statutes and regulations, including, to respond in a commercially reasonable manner to any inquiries received from any Governmental Authority for additional information or documentation and to respond in a commercially reasonable manner to all inquiries and requests received from any Governmental Authority in connection with antitrust and competition matters.

     (c)  Further Assurances.  Subject to the terms and conditions herein
          ------------------
provided, each of the Parties agrees to use all commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated hereby, including, without limitation, using all commercially reasonable efforts to obtain all necessary waivers, consents and approvals.

     (d)  Shareholder Litigation.  The Company shall give Parent the opportunity
          ----------------------
to participate, at Parent's expense, in the defense and settlement of any shareholder litigation against the Company or its directors or officers relating to any of the transactions contemplated hereby and shall not enter into any such settlement without Parent's consent, which consent shall not be unreasonably withheld.

     (e)  Limits.  Nothing in this Agreement shall require Parent or Newco to
          ------
agree to make, or to permit the Company to make, any divestiture of or grant any rights to a significant asset in order to obtain any waiver, consent or approval.

SECTION 4.4.  INQUIRIES AND NEGOTIATIONS.

     (a)  Non-Solicitation. Neither the Company nor its Subsidiaries nor any of
          ----------------
their respective officers, directors or representatives, or any of their respective affiliates shall initiate, solicit or encourage, directly or indirectly, or take any action to facilitate inquiries or the making of any proposal with respect to, or participate in negotiations concerning any proposal with respect to, (i) any merger, consolidation, or business combination involving the Company or any Subsidiary, (ii) any sale, dividend, split or other disposition of Capital Stock or the equity interest of the Company or any Subsidiary, or (iii) any sale, dividend or other disposition of all or substantially all of the of the assets and properties of the Company or any Subsidiary (an "Alternative Transaction"), except that the Company Board may
                -----------------------
provide information to any third person making a bona fide, written and unsolicited inquiry concerning an Alternative Transaction that would result in a more favorable transaction to the Company's stockholders from a financial point of view than the Merger (a "Superior Proposal"), provided that counsel to the
                            -----------------
Company has advised the Company Board that its fiduciary duties require it to consider the Superior Proposal.

     (b)  Notice.  The Company shall immediately notify Parent if any proposal,
          ------
offer, inquiry or other contact is received by, any information is requested from, or any discussions or negotiations are sought to be initiated or continued with, the Company by or from any person, corporation, entity or "group" (as defined in Section 13(d) of the Exchange Act) other than Parent and its affiliates, representatives and agents (each, a "Third Party") in connection
                                                 -----------
with any Alternative Transaction, and shall, in any such notice to Parent, indicate the identity of the Third Party and the terms and conditions of any proposals or offers or the nature of any inquiries or contacts. If any such Alternate Transaction would be a Superior Proposal, and the Company Board, in accordance with Section 4.4(a), determines to provide the Third Party making such Superior Proposal with information, the Company shall keep Parent informed, on a current basis, of the status and terms of any such proposal and the status of any such discussions or negotiations. Without limiting the generality of the foregoing, the Company shall provide Parent with not less than two (2) Business Days' notice prior to the execution by the Company of any definitive agreement with respect to any Alternative Transaction or any public announcement relating to any Alternative Transaction.

     (c)  Third Parties. Prior to furnishing any non-public information to, or
          -------------
entering into negotiations or discussions with, any Third Party regarding a Superior Proposal, the Company will obtain an executed confidentiality agreement from such Third Party on terms substantially the same as, or no less favorable to the Company in any material respect than, those contained in Section 4.2. The
                                                                ------------
Company shall not release any Third Party from, or waive any provision of, any such confidentiality agreement or any other confidentiality or standstill agreement to which the Company is a party.

SECTION 4.5.  NOTIFICATION OF CERTAIN MATTERS.

     The Company shall give prompt notice to Parent and Newco, and Parent and Newco shall give prompt notice to the Company, of (a) the occurrence, or failure to occur, of any event that such Party believes would be likely to cause any of its representations or warranties contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time and (b) any material failure of the Company, Parent or Newco, as the case may be, or any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any such
                           --------  -------
notice shall not limit or otherwise affect the remedies available hereunder to the Party receiving such notice.

SECTION 4.6.  FIRPTA CERTIFICATE.

     Prior to the Effective Time, the Company shall deliver to Parent a certification that shares of Company Common Stock do not constitute U.S. real property interests within the meaning of Section 897 of the Code, in form satisfactory to Parent.

SECTION 4.7.  CERTAIN EMPLOYEE BENEFIT ARRANGEMENTS.

     (a)  Key Employee Retention Program.  The employees listed on Section
          ------------------------------                           -------
4.7(a) of the Company Disclosure Schedule shall be eligible to receive bonuses
------
payable on the dates and in the amounts set forth on Section 4.7(a) of the
                                                     --------------
Company Disclosure Schedule; provided, however, that each employee listed on
                             --------  -------
Section 4.7(a) of the Company Disclosure Schedule will be entitled to receive
--------------
such payments only if such employee is a full-time employee of the Surviving Corporation on the applicable payment date; provided, further, that if an
                                            --------  -------
employee's employment is terminated during the 12-month period occurring prior to the date on which the bonus is payable for a reason other than by the Surviving Corporation for cause or voluntarily by the employee, then the employee shall be entitled to receive the bonus payable on such date.

     (b)  Retirement Plan.  As soon as practicable after Closing, Parent shall
          ---------------
cause the Surviving Corporation to establish a defined contribution retirement plan which permits employees to make elective "401(k)" contributions, and which on the effective date thereof, subject to U.S. Internal Revenue Code requirements, shall contain the terms and conditions provided for on Section
                                                                     -------
4.7(b) Company Disclosure Schedule.
------

     (c)  Management Incentive Plan.  Parent shall cause the Surviving
          -------------------------
Corporation to maintain the Company's current management incentive plan in effect for the fiscal year ending September 30, 1999. Parent shall cause the Surviving Corporation to establish a plan containing terms and conditions that are, in general, substantially similar to those in the management incentive plan in effect on the date hereof, covering key employees of the Company with respect to the fiscal years ending September 30, 2000 and 2001.

SECTION 4.8.  EMPLOYMENT AGREEMENTS.

     Parent shall cause the Surviving Corporation to enter into employment agreements in the forms attached hereto as Exhibits C-1 and C-2 with each of
                                           ------------     ---
Terrence C. Walsh and Charles Kimmel.

                                   ARTICLE V

                             ADDITIONAL AGREEMENTS

SECTION 5.1.  PROXY STATEMENT.

     The Company shall prepare and file with the SEC, as soon as practicable after the date hereof, and in no event later than twenty (20) days after the date hereof, a proxy statement (the "Proxy Statement") to be sent to
                                     ---------------
stockholders of the Company in connection with the Company Stockholders' Meeting, and shall use its reasonable commercial efforts to have the Proxy Statement cleared as promptly as practicable by the SEC. If at any time prior to the Effective Time any event shall occur that should be set forth in an amendment of or a supplement to the Proxy Statement, the Company shall prepare and file with the SEC such amendment or supplement as soon thereafter as is reasonably practicable. Parent, Newco and the Company shall cooperate with each other in the preparation of the Proxy Statement, and prior to filing the Proxy Statement with the SEC, Rogers & Wells, LLP, counsel to Parent, shall have approved of the form and substance of the Proxy Statement. The Company shall notify Parent of the receipt of any comments of the SEC with respect to the Proxy Statement and of any requests by the SEC for any amendment or supplement thereto or for additional information, and shall provide to Parent promptly copies of all correspondence between the Company or any representative of the Company and the SEC with respect to the Proxy Statement. The Company shall give Parent and its counsel the opportunity to review the Proxy Statement and all responses to requests for additional information by and replies to comments of the SEC before their being filed with, or sent to, the SEC. Each of the Company, Parent and Newco agrees to use its reasonable commercial efforts, after consultation with the other parties hereto, to respond promptly to all such comments of and requests by the SEC and to cause the Proxy Statement to be mailed to the holders of Company Common Stock entitled to vote at the Company Stockholders' Meeting at the earliest practicable time.

SECTION 5.2.  COMPANY STOCKHOLDERS' MEETING

     The Company shall, through the Company Board, duly call, give notice of, convene and hold a meeting of its stockholders (the "Company Stockholders'
                                                     ---------------------
Meeting") for the purpose of voting on the adoption of this Agreement (the
-------
"Company Stockholders' Approval") as soon as reasonably practicable after the
-------------------------------
date hereof and, in any event, no later than November 18, 1999; provided, however, that if on or before November 18, 1999, the SEC shall have commenced a review of the Proxy Statement, the Company Stockholders' Meeting shall be held as soon as reasonably practicable after the SEC has completed its review. The Company shall, through the Company Board, include in the Proxy Statement the recommendation of the Company Board that the stockholders of the Company adopt this Agreement, and shall use its reasonable commercial efforts to obtain such adoption; provided, however, that if the Company Board is advised by counsel
          --------  -------
that its fiduciary duties require it to pursue a Superior Proposal, the Company Board may modify or withdraw its recommendation of adoption of the Merger (subject to the other terms and conditions hereof). At such meeting, Parent shall, and shall cause its Subsidiaries to, cause all shares of Company Common Stock then owned by Parent or any such Subsidiary to be voted in favor of the adoption of this Agreement.

SECTION 5.3.  CONSENTS; APPROVALS

     The Company and Parent shall each use their reasonable efforts to obtain all consents, waivers, approvals, authorizations or orders (including, without limitation, all governmental and regulatory rulings and approvals), and the Company and Parent shall make all filings (including, without limitation, all filings with any Governmental Authority) required in connection with the authorization, execution and delivery of this Agreement by the Company and Parent and the consummation by them of the transactions contemplated hereby. If required under Applicable Law, the Company and Parent shall furnish all information required to be included in the Proxy Statement, or for any application or other filing to be made pursuant to the rules and regulations of any governmental body in connection with the transactions contemplated hereby. Except where prohibited by applicable statutes and regulations, each Party shall promptly provide the other (or its counsel) with copies of all filings made by such party with any state or federal government entity in connection with this Agreement or the transactions contemplated hereby.

SECTION 5.4.  INDEMNIFICATION.

     For six years after the Effective Time, Parent shall indemnify, defend and hold harmless each person who was an officer, director or employee of the Company or one of its Subsidiaries immediately prior to the Effective Time (each an "Indemnified Party") against all losses, claims, damages, liabilities, fees,
    -----------------
costs and expenses (including reasonable fees and disbursements of counsel approved by Parent in advance of disposition of judgments, fines, losses, claims, liabilities and amounts paid in settlement (provided that any such settlement is effected with the written consent of Parent)) based in whole or in part on the fact that such person is or was such a director, officer or employee and arising out of actions or omissions occurring at or prior to the Effective Time (including, without limitation, matters arising out of or pertaining to the transactions contemplated hereby) to the full extent provided under the terms of the Company's Articles of Incorporation, Bylaws and indemnification agreements, all as in effect at the date hereof, including provisions relating to advancement of expenses incurred in the defense of any action or suit, and subject to applicable law; provided, that, in the event any claim or claims are asserted or made within such six year period, all rights to indemnification or advancement of expenses in respect of such claim or claims shall continue until disposition of any and all such claims; and provided, further, that nothing herein shall impair any existing rights or obligations of any present or former directors or officers of the Company. In the event of any threatened or actual claim, suit, proceeding or investigation as to which an Indemnified Party is entitled to indemnification or advancement of expenses hereunder (whether asserted before, at or after the Effective Time), the Indemnified Party may retain counsel satisfactory to Parent, but in no event shall Parent be required to reimburse the costs of such counsel hereunder unless Parent shall have declined to assume the defense of such claim within ten Business Days of a written request for indemnification given in accordance with Section 8.5. The
                                                             -----------
Surviving Corporation shall, until the sixth anniversary of the Effective Time, cause to be maintained in effect, to the extent available, the policies of directors' and officers' liability insurance maintained by the Company and its Subsidiaries as of the date hereof (or policies of at least the same coverage and amounts containing terms that are no less advantageous to the insured parties) with respect to claims arising from facts or events that occurred on or prior to the Effective Time.

SECTION 5.5.   TARGETTI (USA), LLC

     The Company shall take all actions necessary to permit Parent to transfer its interest in Targetti (USA), LLC to Newco prior to the Effective Time of the Merger.


                                  ARTICLE VI

                            CONDITIONS TO THE MERGER

SECTION 6.1.   CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER.

     The respective obligation of each Party to effect the Merger shall be subject, at its option, to the fulfillment at or prior to the Effective Time of the following conditions:

     (a)  Shareholder Approval.  This Agreement and the Merger shall have been
          --------------------
approved and adopted by the requisite vote of the shareholders of the Company in accordance with applicable provisions of the Company's Articles of Incorporation and the CGCL.

     (b)  No Illegality.  No Applicable Law shall prohibit consummation of the
          -------------
Merger.

     (c)  Governmental Approvals.  All requirements of any applicable foreign
          ----------------------
competition and antitrust statutes and regulations to the consummation of the Merger shall have been satisfied.

SECTION 6.2.  CONDITIONS TO PARENT'S AND NEWCO'S OBLIGATIONS TO EFFECT THE
               MERGER.

     The obligation of each of Parent and Newco to effect the Merger in addition shall be subject, at its option, to the fulfillment at or prior to the Effective Time of the following conditions:

     (a)  Representations and Warranties.  Each of the representations and
          ------------------------------
warranties made by the Company in this Agreement shall be true and correct in all material respects (if not qualified by materiality) and in all respects (if qualified by materiality) as of the Closing Date, as though made on and as of the Closing Date or, in the case of representations and warranties made as of a specified date earlier than the Closing Date, on and as of such earlier date, and the Company shall have delivered to Parent a certificate, dated the Closing Date and executed on behalf of the Company by its Chairman of the Board, President or any Executive or Senior Vice President, to such effect.

     (b)  Performance of Obligations.  The Company shall have performed and
          --------------------------
complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by the Company at or prior to the Closing, and the Company shall have delivered to Parent a certificate, dated the Closing Date and executed on behalf of the Company by its Chairman of the Board, President or any Executive or Senior Vice President, to such effect.

     (c)  No Governmental Actions.  No preliminary or permanent injunction or
          -----------------------
other order, decree or ruling issued by any court of competent jurisdiction nor any statute, rule, regulation or order entered, promulgated or enacted by any governmental, regulatory or administrative agency or authority shall be in effect that would restrain the effective operation of the business of the Company and the Subsidiaries from and after the Effective Time, and no proceeding challenging this Agreement or seeking to prohibit, alter, prevent or materially delay the Merger shall be pending before any Governmental Authority.

     (d)  Consents Obtained.  The Company shall have obtained the following
          -----------------
consents: (i) the consent of Union Bank of California, NA pursuant to the Amended and Restated Line of Credit Agreement, dated May 10, 1999 and the Promissory Note issued by the Company to Union Bank of California, NA dated April 13, 1999; and (ii) the consents of those employees of the Company previously identified by Parent to the Company.

     (e)  Employment Agreements.  Each of the existing employment agreements
          ---------------------
between the Company and its executive officers shall have been terminated at no cost to the Company.

SECTION 6.3.  CONDITIONS TO THE COMPANY'S OBLIGATION TO EFFECT THE MERGER.

     The obligation of the Company to effect the Merger in addition shall be subject, at its option, to the fulfillment at or prior to the Effective Time of the following conditions:

     (a)  Representations and Warranties.  Each of the representations and
          ------------------------------
warranties made by Parent and Newco in this Agreement shall be true and correct in all material respects (if not qualified by materiality) and in all respects (if qualified by materiality) as of the Closing Date as though made on and as of the Closing Date or, in the case of representations and warranties made as of a specified date earlier than the Closing Date, on and as of such earlier date, and each of Parent and Newco shall have delivered to the Company a certificate, dated the Closing Date and executed on behalf of each of Parent and Newco by its Chairman of the Board, President or any Executive or Senior Vice President, to such effect.

     (b)  Performance of Obligations.  Each of Parent and Newco shall have
          --------------------------
performed and complied with in all material respects each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Parent and Newco at or prior to the Closing, and each of Parent and Newco shall have delivered to the Company a certificate, dated the Closing Date and executed on behalf of each of Parent and Newco by its Chairman of the Board, President or any Executive or Senior Vice President, to such effect.



                                  ARTICLE VII

                          TERMINATION AND ABANDONMENT

SECTION 7.1.  TERMINATION AND ABANDONMENT.

     Any Party desiring to terminate this Agreement pursuant to this Section 7.1
                                                                     -----------
shall give notice to the other party in accordance with Section 8.5. This
                                                        -----------
Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after approval by the shareholders of the
Company:

     (a)  by mutual written consent of Parent and the Company;

     (b) by either Parent or the Company, if (i) prior to the Effective Time, any Governmental Authority shall have issued an order, decree or ruling or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting all or any material part of the transactions contemplated hereby and such order, decree, ruling or other action shall have become final and non-appealable; or (ii) the Merger shall not have been completed by December 15, 1999, and such failure to consummate the Merger is not the result of a breach of this Agreement by the party seeking termination;

     (c) by Parent if: (i) the Company Board shall have resolved to enter into a letter of intent, agreement in principle or similar agreement, whether or not legally binding, or into any definitive written agreement with respect to an Alternative Transaction (including a Superior Proposal) with a Third Party; (ii) if the Company Board receives a written proposal with respect to an Alternative Transaction (including a Superior Proposal) and takes a neutral position or makes no recommendation with respect to such proposal after a reasonable amount of time (and in no event more than ten Business Days following such receipt) has elapsed for the Company Board to review and make a recommendation with respect to such proposal; (iii) the Company Board shall have withdrawn, or modified or amended in a manner adverse to Parent or Newco, its approval or recommendation of the Merger, or approved, recommended or endorsed any proposal for an Alternative Transaction (including a Superior Proposal); or (iv) the required approval of the shareholders of the Company shall not have been obtained by reason of a failure to obtain the required vote at a duly held meeting of shareholders (including any adjournment thereof);

     (d) by either Parent or Newco, on the one hand, or the Company, on the other hand, if any representation of the non-terminating party set forth in this Agreement shall prove to be untrue in any material respect when made or if there has been a material breach of any warranty, covenant or agreement on the part of the non-terminating party set forth in this Agreement, which breach has not been cured within five (5) business days following receipt by the non-terminating party of notice of such breach from the terminating party or assurance of such cure reasonably satisfactory to the terminating party shall not have been given by or on behalf of the non-terminating party within such five business day period; or

     (e) by Parent or Newco, if any Material Adverse Effect shall have occurred with respect to the Company.

SECTION 7.2.  EFFECT OF TERMINATION.

     Except as provided in Section 4.2 and Section 8.2 hereof, in the event of
                           -----------     -----------
the termination of this Agreement and the abandonment of the Merger all strictly pursuant to Section 7.1, this Agreement shall thereafter become void and have no
            -----------
effect, and no Party shall have any liability to any other Party or its shareholders or directors or officers in respect hereof, except that nothing herein shall relieve any Party from liability for any willful breach hereof. Notwithstanding anything to the contrary set forth herein, if Parent terminates this Agreement pursuant to Sections 7.1(c)(i), 7.1(c)(ii) or 7.1(c)(iii), then
                           ------------------  ----------    -----------
Company shall pay to Parent, on the second U.S. Business Day following any such termination, an amount equal to Five Hundred Thousand Dollars ($500,000), plus the reasonable costs and expenses (including, without limitation, legal, accounting and other professional fees) incurred by Parent and Newco in connection with the negotiation, execution and performance of this Agreement and the transactions contemplated hereby.


                                 ARTICLE VIII

                                 MISCELLANEOUS

SECTION 8.1.  NONSURVIVAL OF REPRESENTATIONS AND WARRANTIES.

     None of the representations and warranties in this Agreement or in any instrument delivered pursuant hereto shall survive the Effective Time, provided that this Section 8.1 shall not limit any covenant or agreement of the Parties
          -----------
that by its terms contemplates performance after the Effective Time.

SECTION 8.2.  EXPENSES, ETC.

     Except as contemplated by this Agreement, all costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses, except that Parent and the Company shall each pay one half of the costs incurred in printing and distributing the Proxy Statement, if any.

SECTION 8.3.  PUBLICITY.

     The Company and Parent agree that they will not issue any press release or make any other public announcement concerning this Agreement or the transactions contemplated hereby without the prior consent of the other Party, except that the Company or Parent may make such public disclosure that it believes in good faith to be required by law (in which event such Party shall consult with the other prior to making such disclosure).

SECTION 8.4.  EXECUTION IN COUNTERPARTS.

     For the convenience of the Parties, this Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SECTION 8.5.  NOTICES.

     All notices requests, claims, demands and other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed given on the day delivered personally or sent by telecopy (with a confirmation copy by a means permitted hereunder), if delivered or sent on a Business Day or on the first Business Day thereafter if not, and one Business Day after consignment to an overnight courier (providing proof of delivery), or mailed by registered or certified mail, postage prepaid, to the respective parties at their addresses as follows:

     If to Newco or Parent to:

          Targetti Sankey S.p.A.
          Via Pratese, 164
          50145 Firenze, Italia
          Attention:  Mr. Lorenzo Targetti

     with a copy to:

          Rogers & Wells LLP
          200 Park Avenue
          New York, New York 10166
          Attention:  G. David Brinton, Esq.
          Telecopy:   (212) 878-8375

     with a copy to:

          Rogers & Wells LLP
          City Tower
          40 Basinghall Street
          London EC2V 5DE, England
          Attention:  Michael S. Immordino, Esq.
          Telecopy:   44-171-628-6111

     If to the Company, to:

          1513 E. Saint Gertrude Place
          Santa Ana, California 92705
          Attention: Terrence C. Walsh
     with a copy to:

          Cooley Godward LLP
          5 Palo Alto Square
          3000 El Camino Real
          Palo Alto, California 94306
          Attention:  Andrei Manoliu
          Telecopy:   650-857-0663

or such other address or addresses as any Party shall have designated by notice in writing to the other parties hereto.

SECTION 8.6.  WAIVERS.

     The Company, on the one hand, and Parent and Newco, on the other hand, may, by written notice to the other, at any time prior to the Effective Time (i) extend the time for the performance of any of the obligations or other actions of the other under this Agreement; (ii) waive any inaccuracies in the representations or warranties of the other contained in this Agreement or in any document delivered pursuant to this Agreement; (iii) waive compliance by the other with any of the conditions contained in this Agreement; or (iv) waive performance of any of the obligations of the other under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any Party, shall be deemed to constitute a waiver by the Party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

SECTION 8.7.  ENTIRE AGREEMENT.

     This Agreement and the documents executed at the Effective Time in connection herewith, constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral and written, among the Parties with respect to the subject matter hereof. No representation, warranty, promise, inducement or statement of intention has been made by any Party that is not embodied in this Agreement or such other documents, and none of the Parties shall be bound by, or be liable for, any alleged representation, warranty, promise, inducement or statement of intention not embodied herein or therein.

SECTION 8.8.  APPLICABLE LAW.

     This Agreement shall be governed by and construed in accordance with the laws of the State of California.

SECTION 8.9.  SPECIFIC PERFORMANCE.

     The Parties agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

SECTION 8.10.  BINDING EFFECT, BENEFITS.

     This Agreement shall inure to the benefit of and be binding upon the Parties and their respective permitted successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the Parties or their respective permitted successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement; provided,
                                                                 --------
however, that the provisions of Sections 5.4 hereof shall accrue to the benefit
-------                         ------------
of, and shall be enforceable by, each of the current and former officers, directors, employees and agents of the Company and its Subsidiaries and the provisions of Section 4.7 hereof shall accrue to the benefit of, and shall be
              -----------
enforceable by each active employee of the Company and its Subsidiaries as provided in Section 4.7 hereof.
            -----------

SECTION 8.11.  ASSIGNABILITY.

     Neither this Agreement nor any of the Parties' rights hereunder shall be assignable by any Party without the prior written consent of the other Parties.

SECTION 8.12.  AMENDMENTS.

     This Agreement may be varied, amended or supplemented at any time before or after the approval and adoption of this Agreement by the shareholders of the Company, by action of the respective boards of directors of the Company and Newco and by the proper officers of Parent, without action by the shareholders thereof; provided that, after approval and adoption of this Agreement by the
         --------
Company's shareholders, no such variance, amendment or supplement shall, without consent of such shareholders, reduce the amount or alter the form of the consideration that the holders of the capital stock of the Company shall be entitled to receive following the Effective Time pursuant to Section 1.5 hereof.
                                                             -----------
Without limiting the generality of the foregoing, this Agreement may only be amended, varied or supplemented by an instrument in writing, signed by the Parties.

SECTION 8.13.  HEADINGS.

     The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute and deliver this Agreement as of the date first above written.

                              TARGETTI SANKEY S.p.A.

                              By:________________________________
                              Name:
                              Title:

                              FLORENCE ACQUISITION CORP.

                              By:________________________________
                              Name:
                              Title:

                              TIVOLI INDUSTRIES, INC.

                              By:________________________________
                              Name:
                              Title:

                                    ANNEX I

                                 DEFINED TERMS

     "Agreement" shall mean the Agreement and Plan of Merger to which this Annex
      ---------
I is attached. References in this Annex I to a "Section" shall mean a reference
                                                -------
to the specified Section of the Agreement.

     "Alternative Transactions" shall have the meaning ascribed to it in Section
      ------------------------
4.4(c).

     "Applicable Law" shall mean any foreign or domestic, federal, state or
      --------------
local, statute, law, ordinance, rule, administrative interpretation, regulation, order, writ, injunction, directive, permit, judgment, decree or other requirement of any Governmental Authority.

     "Blue Sky" shall have the meaning ascribed to it in Section 2.5.
      --------

     "Business Day" shall mean a weekday other than a public holiday in the U.S.
      ------------
or the Republic of Italy, as the case may be.  The term "U.S. Business Day"
                                                         -----------------
shall mean a business day for purposes of the Exchange Act.

     "Certificate" shall have the meaning ascribed to it in Section 1.7(a).
      -----------

     "CGCL" shall have the meaning ascribed to it in Section 1.1.
      ----

     "Closing" shall have the meaning ascribed to it in Section 1.3.
      -------

     "Closing Date" shall have the meaning ascribed to it in Section 1.3.
      ------------

     "Code" shall mean the Internal Revenue Code of 1986, as amended.
      ----

     "Committee" shall have the meaning ascribed to it in Section 2.4(b).
      ---------

     "Company" shall have the meaning ascribed to it in the Recitals to the
      -------
Agreement.

     "Company Board" shall have the meaning ascribed to it in Section 2.3.
      -------------

     "1998 Company Balance Sheet" shall have the meaning ascribed to it in
      --------------------------
Section 2.9.

     "Company Common Stock" shall have the meaning ascribed to it in Section
      --------------------
1.5(b).

     "Company Employee Plans" shall have the meaning ascribed to it in Section
      ----------------------
2.11(a).

     "Company ERISA Affiliate" shall have the meaning ascribed to it in Section
      -----------------------
2.11(a).

     "Company Permits" shall have the meaning ascribed to it in Section 2.6.
      ---------------

     "Company Preferred Stock" shall have the meaning ascribed to it in Section
      -----------------------
2.3.

     "Company Stock Option" shall mean options to purchase Company Common Stock
      --------------------
held by current and former employees, consultants, vendors, customers, officers and directors of the Company which were granted under the Option Plans.

     "Company Stockholder Approval" shall have the meaning ascribed to it in
      ----------------------------
Section 5.2.

     "Company Stockholders' Meeting" shall have the meaning ascribed to it in
      -----------------------------
Section 5.2.

     "Constituent Corporations" shall have the meaning ascribed to it in the
      ------------------------
Recitals to the Agreement.

     "Dissenting Shares" shall have the meaning ascribed to it in Section 1.8.
      -----------------

     "Effective Time" shall have the meaning ascribed to it in Section 1.3.
      --------------

     "Encumbrance" shall mean any pledge, security interest, lien, claim,
      -----------
encumbrance, mortgage, charge, hypothecation, option, right of first refusal or offer, preemptive right, voting agreement, voting trust, proxy, power of attorney, escrow, option, forfeiture, penalty, action at law or in equity, security agreement, shareholder agreement or other agreement, arrangement, contract, commitment, understanding or obligation, or any other restriction, qualification or limitation on the use, transfer, right to vote, right to dissent and seek appraisal, receipt of income or other exercise of any attribute of ownership.

     "Environmental Approvals" shall have the meaning ascribed to it in Section
      -----------------------
2.16 hereof.

     "ERISA" shall have the meaning ascribed to it in Section 2.11(a).
      -----

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
      ------------

     "GAAP" shall have the meaning ascribed to it in Section 2.7(b).
      ----

     "Governmental Authority" shall mean any: (a) nation, principality, state,
      ----------------------
commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or Entity and any court or other tribunal); (d) multinational organization or body; or (e) individual, Entity or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature.

     "Indemnified Party" shall have the meaning ascribed to it in Section 5.4.
      -----------------

     "Intellectual Property Rights" shall have the meaning ascribed to it in
      ----------------------------
Section 2.20(b).

     "IRS" shall have the meaning ascribed to it in Section 2.11(b).
      ---

     "Knowledge" or "best knowledge" of the Company shall mean the knowledge of
      ---------      --------------
any of the executive officers of the Company (within the meaning of Section 16 of the Exchange Act) which they have or would have had if they had discharged their obligations as such officers in a reasonably prudent and customary manner.

     "Liens" shall have the meaning ascribed to it in Section 2.3.
      -----

     "Material" means material to the value of the Company and its Subsidiaries,
      --------
taken as a whole.

     "Materials" shall have the meaning ascribed to it in Section 4.2(b).
      ---------

     "Material Adverse Effect" shall mean an effect on the business, assets,
      -----------------------
condition (financial or other), operating results or prospects of the Company that is material and adverse to the value of the Company and its Subsidiaries, taken as a whole, other than the direct effects of (A) the announcement of the transactions contemplated hereby, (B) general economic conditions or (C) conditions that are generally applicable to the business segments in which the Company or its Subsidiaries conducts business. In addition, and without limiting the generality of the foregoing sentence, the term "Material Adverse Effect" shall not include the effect on the Company of general business declines or reverses, such a slower than forecast revenues or bookings (whether as a result of economic conditions, actions of competitors or business interruptions), reductions in gross margins or technical problems with product development, introduction or evaluation or increases in operating expenses attributable to changes in product shipment volumes or changes in supplier pricing.

     "Material Contracts" shall have the meaning ascribed to it in Section
      ------------------
2.5(a).

     "Merger" shall have the meaning ascribed to it in the Recitals to the
      ------
Agreement.

     "Merger Consideration" shall have the meaning ascribed to it in Section
      --------------------
1.5(c).

     "NASD" shall have the meaning ascribed to it in Section 2.5.
      ----

     "Newco" shall have the meaning ascribed to it in the Recitals to the
      -----
Agreement.

     "Newco Common Stock" shall have the meaning ascribed to it in 1.5(a).
      ------------------

     "Option Plans" shall mean  the 1994 Stock Option Plan, 1995 Stock Option
      ------------
Plan, the 1995 Non-Employee Director Stock Option Plan and the 1997 Equity Incentive Plan.

     "Parent" shall have the meaning ascribed to it in the Recitals to the
      ------
Agreement.

     "Paying Agent" shall have the meaning ascribed to it in Section 1.7(a).
      ------------

     "Proxy Statement" shall have the meaning ascribed to it in Section 5.1.
      ---------------

     "SEC" shall have the meaning ascribed to it in Section 1.7(a).
      ---

     "SEC Reports" shall have the meaning ascribed to it in Section 2.7.
      -----------

     "Securities Act" shall mean the Securities Act of 1933, as amended.
      --------------

     "Stock Purchase Agreement" shall have the meaning ascribed to it in the
      ------------------------
Recitals.

     "Subsidiary" shall mean any corporation, partnership, joint venture or
      ----------
other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time owned by the Company and/or one or more other direct or indirect Subsidiaries.

     "Superior Proposal" shall have the meaning ascribed to it in Section
      -----------------
4.4(c).

     "Surviving Corporation" shall have the meaning ascribed to it in Section
      ---------------------
1.2.

     "Surviving Corporation Common Stock" shall have the meaning ascribed to it
      ----------------------------------
in Section 1.5(a).

     "Tax" and "Taxes" shall have the meanings ascribed to it in Section
      ---       -----
2.15(a).

     "Tax Returns" shall have the meaning ascribed to it in Section 2.15(a).
      -----------

     "Third Party" shall have the meaning ascribed to it in Section 4.4(a).
      -----------

     "Transaction Expenses" shall mean all legal and accounting fees and
      --------------------
expenses incurred by or on behalf of the Company in connection with the transactions contemplated hereby and the preparation, execution and delivery of this Agreement.

     "Warrant Consideration" shall have the meaning ascribed to it in Section
      ---------------------
1.6(b).

                                Schedule 1.4(a)

     Paolo Targetti
     Alvaro Andorlini
     Lorenzo Targetti
     Charles Kimmel
     Terrence Walsh

                                Schedule 1.4(b)

     Lorenzo Targetti, Chairman of the Board
     Terrence Walsh, Chief Executive Officer and Vice Chairman of the Board Charles Kimmel, President and Chief Financial Officer

                                Schedule 4.7(a)

                                                       Retention Plan
                              ----------------------------------------------------------------
                                Closing Date         1/st/           2/nd/            Total
                                  of Merger    Anniversary of    Anniversary
                                                   Closing        of Closing
                                      $               $               $               $
Charles Kimmel                              0         100,000*          50,000         150,000
Marie Paris                            15,000          17,500           17,500          50,000
Nigel Coppins                           2,500           2,500            2,500           7,500
Richard Call                            2,500           2,500            2,500           7,500
Bert Stieg                              5,000           6,250            6,250          17,500
Guillermo Briseno                       4,500           5,000            5,000          14,500
Tom Nagano                              4,500           5,000            5,000          14,500
                              ----------------------------------------------------------------
                                       34,000         138,750           88,750         261,500
                              ================================================================

* Charles Kimmel will be paid $50,000 on January 10, 2000 and $50,000 on the second anniversary of the Closing Date.

                                Schedule 4.7(b)

     Employer matching contributions with respect to each participant's account at least equal to 50% of the employee's contribution up to 6% of the employee's base salary.

                                                                    EXHIBIT A TO
                                                                    ------------
                                                                MERGER AGREEMENT
                                                                ----------------


                                VOTING AGREEMENT

     This Voting Agreement (the "Agreement") is made and entered into as of
                                 ---------
September ___, 1999, by and between Targetti Sankey S.p.A., an Italian corporation ("Parent"), Terrence C. Walsh ("Walsh") and Marilyn Walsh ("Spouse,"
              ------                        -----                       ------
and together with Walsh, the "Shareholders"), as joint tenants.
                              ------------

                                   RECITALS:

     WHEREAS, the Shareholders are the joint owners of 372,000 shares of common stock, par value $0.001 per share (the "Common Stock") of the Company; and
                                        ------------

     WHEREAS, in order to induce Parent and certain of its affiliates to enter into an agreement and plan of merger (the "Merger Agreement") with Tivoli
                                           ----------------
Industries, Inc., a California corporation (the "Company"), the Shareholders
                                                 -------
have agreed to enter into this Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                   Definitions; Provisions Concerning Shares

SECTION 1.1.  Definitions.  Capitalized terms used and not defined herein have
              -----------
the respective meanings ascribed to them in the Merger Agreement. For purposes of this Agreement, "Beneficially Own" or "Beneficial Ownership" with respect to
                    ----------------      --------------------
any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement
              ------------
or understanding, whether or not in writing.

SECTION 1.2.  Provisions Concerning the Shares.
              --------------------------------

     (a) The Shareholders hereby agree that during the period commencing on the date hereof and continuing until the first to occur of the Effective Time or the date on which the Merger Agreement is terminated in accordance with its terms, at any meeting of the holders of the Common Stock, however called, or in connection with any written consent of the holders of Common Stock, the Shareholders shall vote (or cause to be voted) all shares of Common Stock held of record or Beneficially Owned by the Shareholders, whether heretofore owned or hereafter acquired (collectively, the "Shares"), (i) in favor of the Merger, the
                                       ------
adoption of the Merger Agreement by the Company and the approval of the terms thereof, and each of the other transactions and actions contemplated by the Merger Agreement (and the matters related to the consummation thereof) and any actions required in furtherance thereof; and (ii) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or that would result in any of the conditions to the obligations of the Company under the Merger Agreement not being fulfilled. Notwithstanding anything contained herein to the contrary, the Shareholders shall not be required by this Agreement to exercise options for Shares if the exercise price per Share pursuant to such option would exceed the fair market value of a Share.

     (b) In the event of a stock dividend or distribution, or any change in Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall be deemed
                                                       ------
to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged.


                                  ARTICLE II

               Representations and Warranties of the Shareholders

     The Shareholders hereby represent and warrant jointly and severally to Parent as follows:

          SECTION 2.1.  Authority; Non-Contravention. Each of the Shareholders
                        ----------------------------
has the legal right and power to execute, deliver and perform this Agreement, and the execution, delivery and performance by each of the Shareholders of this Agreement and any other agreements, certificates and instruments to be executed by each of the Shareholders in connection with or pursuant to this Agreement and the consummation of the transactions contemplated hereby and thereby (i) require no action by or in respect of, consent, approval or authorization of, or filing with, any governmental body, agency, official or authority or any other person or entity, and (ii) do not and will not violate or constitute a default under any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree, or other instrument binding on either of the Shareholders or result in the imposition of any lien on any asset of either of the Shareholders.

          SECTION 2.2.  Binding Effect. This Agreement has been duly executed
                        --------------
and delivered by each of the Shareholders and is a valid and binding agreement of each of the Shareholders, enforceable against each of the Shareholders in accordance with its terms.

          SECTION 2.3.  Shares. The joint Shareholders are the joint record
                        ------
owners and the joint Beneficial Owners of the Shares. Except as set forth on the signature pages hereto, the Shareholders do not own any options to purchase or rights to subscribe for or otherwise acquire any securities of the Company. The Shareholders have joint voting power and joint power to issue instructions with respect to the Shares, the joint power of disposition, the joint power of conversion, the joint power to demand appraisal rights and the joint power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares beneficially owned by the Shareholders with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

          SECTION 2.4.  Liens.  Except as previously disclosed in writing by the
                        -----
Shareholders to Parent, the Shares are owned by the Shareholders free and clear any Liens. As used herein "Lien" means any mortgage, pledge, assessment,
                            ----
security interest, lease, lien, adverse claim, levy, charge or other encumbrance of any kind.

          SECTION 2.5.  Finder's Fees. No investment banker, broker or finder is
                        -------------
entitled to a commission or fee from Parent or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of either of the Shareholders.


                                  ARTICLE III

                     Representation and Warranty of Parent

Parent represents and warrants to the Shareholder:

          SECTION 3.1.  Corporate Power and Authority. Parent has all requisite
                        -----------------------------
corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby have been duly authorized. This Agreement has been duly executed and delivered by Parent and is a valid and binding agreement of Parent, enforceable against it in accordance with its terms.


                                  ARTICLE IV

                            Covenants and Agreements

The Shareholders hereby jointly and severally covenant and agree that:

          SECTION 4.1.  No Proxies for or Encumbrance On Shares.  Beginning on
                        ---------------------------------------
the date hereof and continuing until this Agreement terminates pursuant to
Section 5.1, the Shareholders shall not, without the prior written consent of
-----------
Parent, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Shares or (ii) acquire, sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect acquisition or sale, assignment, transfer, encumbrance or other disposition of, any Shares during the term of this Agreement. The Shareholders shall not seek or solicit any such acquisition or sale, assignment, transfer, encumbrance or other disposition or any such contract, option or other arrangement or assignment or understanding and agrees to notify Parent promptly and to provide all details requested by Parent if the Shareholders shall be approached or solicited, directly or indirectly, by any person with respect to any of the foregoing.

          SECTION 4.2.  No Shopping.  The Shareholders shall not directly or
                        -----------
indirectly (i) solicit, initiate or encourage (or authorize any person to solicit, initiate or encourage) any inquiry, proposal or offer from any person to acquire the business, property or capital stock of the Company or any direct or indirect subsidiary thereof, or any acquisition of a substantial equity interest in, or a substantial amount of the assets of, the Company or any direct or indirect subsidiary thereof, whether by merger, purchase of assets, tender offer or other transaction or (ii) subject to the fiduciary duty under applicable law of Walsh as an officer or director of the Company, participate in any discussion or negotiations regarding, or furnish to any other person any information with respect to, or otherwise cooperate in any way with, or participate in, facilitate or encourage any effort or attempt by any other person to do or seek any of the foregoing. The Shareholders shall promptly advise Parent of the terms of any communications it may receive relating to any of the foregoing.

          SECTION 4.3.  Conduct of  Shareholder. The Shareholders will not (i)
                        -----------------------
take, agree or commit to take any action that would make any representation and warranty of the Shareholders hereunder inaccurate in any respect as of any time prior to the termination of this Agreement or (ii) omit, or agree or commit to omit, to take any action necessary to prevent any such representation or warranty from being inaccurate in any respect at any such time.

          SECTION 4.4.  Employment Agreement.  Upon the closing of the Merger
                        --------------------
(as defined in the Merger Agreement), Walsh shall execute and deliver to the Company an employment agreement, substantially in the form of Exhibit A hereto
                                                              ---------
(the "Employment Agreement").
      --------------------

SECTION 4.5.  Update of SEC Filings.  The Shareholders will update all filings
              ---------------------
made by them with the Securities and Exchange Commission (the "SEC") and file
                                                               ---
all documents required to be filed with the SEC in compliance with the Exchange Act as are necessary to consummate the transactions contemplated by this Agreement.

SECTION 4.6.  Disclosure.  Without the prior written consent of the other,
              ----------
neither Parent nor the Shareholders will, and Parent and the Shareholders shall cause their respective representatives not to, make any release to the press or other public disclosure, or make any statement to any employee (other than those officers of the Company whose involvement in the merger is required in order to consummate the transaction), competitor, customer, client or supplier of the Company or any of its subsidiaries to any other person with respect to the existence or contents of this Agreement, except for such public disclosure as may be necessary, following consultation with legal counsel, for the party proposing to make the disclosure not to be in violation of or default under any applicable law, regulation or governmental order. If either party proposes to make such disclosure, that party will discuss with the other party its rationale for such disclosure and provide such party with the text of this proposed disclosure, as far in advance of its disclosure as is practicable, and will in good faith consult with and consider the suggestions of the other party concerning the nature and scope of the information it proposes to disclose. Notwithstanding the foregoing, the Shareholders hereby permit their identity and ownership of the Shares and the nature of the commitments, arrangements and understandings under this Agreement to be disclosed by the Company in its Proxy Statement (and all related documents) relating to the Merger.

                                   ARTICLE V

                                 Miscellaneous

          SECTION 5.1.  Termination.  Except as otherwise provided in Section
                        -----------                                   -------
1.2 of this Agreement, this Agreement shall terminate (a) in the event the
---
Merger Agreement is terminated in accordance with its terms upon such termination, and (b) in the event the Merger is consummated, upon the Effective Time; provided, however, that no such termination shall relieve any party of
      -----------------
liability for a breach hereof prior to termination.

          SECTION 5.2.  Specific Performance.  The parties hereto agree that
                        --------------------
the Parent may be irreparably damaged if for any reason the Shareholders failed to perform any of their other obligations under this Agreement, and that the Parent would not have an adequate remedy at law for money damages in such event. Accordingly, the Parent shall be entitled to specific performance and injunctive and other equitable relief to enforce the performance of this Agreement by the Shareholders. This provision is without prejudice to any other rights that the Parent may have against Shareholders for any failure to perform its obligations under this Agreement.

          SECTION 5.3.  Notices.  All notices that are required or may be given
                        -------
pursuant to this Agreement must be in writing and delivered personally, by a recognized courier service, by a recognized overnight delivery service, by telecopy or by registered or certified mail, postage prepaid, to the parties at the following addresses (or to the attention of such other person or such other address as any Party may provide to the other parties by notice in accordance with this Section 5.3):
          -----------

     if to Parent:                        with copies to:
     -------------                        ---------------

     Targetti Sankey S.p.A.               Rogers & Wells LLP
     Via Pratese, 164                     200 Park Avenue
     50145 Firenze, Italia                New York, New York 10166
     Attention:  Lorenzo Targetti         Attention:  Michael S. Immordino, Esq.
                                                       G. David Brinton, Esq.


     if to the Shareholder:
     ----------------------

     To the address listed on the signature page hereto.

     Any such notice or other communication will be deemed to have been given upon actual receipt.

          SECTION 5.4.  Further Assurances.  Each party agrees to execute any
                        ------------------
and all documents and to perform such other acts as may be necessary or expedient to further the purposes of this Agreement and the transactions contemplated hereby.

          SECTION 5.5.  Counterparts.  This Agreement may be executed in one or
                        ------------
more counterparts for the convenience of the parties hereto, all of which together will constitute one and the same instrument.

          Assignment.  Neither this Agreement nor any of the rights, interests
          ----------
or obligations hereunder may be assigned or delegated by the Shareholders or Parent without the prior written consent of the other party and any purported assignment or delegation in violation hereof shall be null and void; except, that Parent may assign all or any part of its rights, interests and obligations hereunder to any affiliate (as such term is defined in Rule 144(a)(1) under the Securities Act of 1933, as amended); provided, that no such assignment by Parent
                                     --------
shall relieve Parent of its obligations hereunder. This Agreement is not intended to confer any rights or benefits on any Person other than the parties hereto.

          Consent to Jurisdiction and Service of Process.  Each party hereto
          -----------------------------------------------
hereby irrevocably submits to the nonexclusive jurisdiction of the United States District Court for the Central District of California in any such action, suit or proceeding, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non
                                                              ----- ---
conveniens or any other objection to venue therein), provided, however, that
----------                                           --------  -------
such consent to jurisdiction is solely for the purpose referred to in this
Section 5.7 and shall not be deemed to be a general submission to the
-----------
jurisdiction of said courts or in the State of California other than for such purpose. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the other in any other jurisdiction. The parties hereby irrevocably waive all right to a trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement in the negotiation, administration, performance or enforcement thereof.

          Entire Agreement.  This Agreement and the related documents contained
          ----------------
as Exhibits and Schedules hereto or expressly contemplated hereby contain the entire understanding of the parties relating to the subject matter hereof and supersede all prior written or oral and all contemporaneous oral agreements and understandings relating to the subject matter hereof. This Agreement may not be modified or amended except in writing signed by each party hereto. The Exhibits and Schedules to this Agreement are hereby incorporated by reference into and made a part of this Agreement for all purposes.

          Governing Law.  This Agreement will be governed by and construed and
          -------------
interpreted in accordance with the substantive laws of the State of California, without giving effect to any conflicts of law rule or principle that might require the application of the laws of another jurisdiction.

SECTION 5.6.  Neutral Construction.  The parties to this Agreement agree that
              --------------------
this Agreement was negotiated fairly between them at arm's length and that the final terms of this Agreement are the product of the parties' negotiations.
Each party represents and warrants that it has sought and received legal counsel of its own choosing with regard to the contents of this Agreement and the rights and obligations affected hereby. The parties agree that this Agreement shall be deemed to have been jointly and equally drafted by them, and that the provisions of this Agreement therefore should not be construed against a party or parties on the grounds that the party or parties drafted or was more responsible for drafting the provision(s).

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                             TARGETTI SANKEY S.P.A.


                             By________________________________________
                              Name:
                              Title:


                             SHAREHOLDERS:


                             __________________________________________
                             Terrence C. Walsh


                              __________________________________________
                             Marilyn Walsh


Address for Notices:

                                                                  EXHIBIT C-1 TO
                                                                  --------------
                                                                MERGER AGREEMENT
                                                                ----------------


                              EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of __________ __, 1999, by and between TIVOLI INDUSTRIES, INC., a California corporation whose principal place of business is located in Santa Ana, California 92705 (the "Company"), and TERRENCE C. WALSH, an individual residing in the State of California (the "Executive").

     This Agreement is being executed simultaneously with the closing of the merger (the "Merger") of Florence Acquisition Corp., a wholly owned subsidiary of Targetti Sankey S.p.A., an Italian corporation ("Parent"), with and into the Company pursuant to that certain Agreement and Plan of Merger dated as of September 17, 1999, among Newco, Parent and the Company. In connection therewith, the Executive, who has been employed by the Company prior to the Merger, has agreed to become an executive of the Company as the surviving corporation in the Merger.

     Accordingly, the parties agree as follows:

     1.  Term.  This Agreement shall continue in full force and effect for a
         ----
period which shall commence as of the date hereof and shall continue until December 1, 2001 (the "Term"), unless sooner terminated as hereinafter provided. This Agreement shall be automatically renewed for additional one year terms unless either party delivers notice of termination (the "Termination Notice") to the other party not later than 150 days prior to the scheduled expiration of the then current Term. At any time after a Termination Notice has been delivered in accordance with the preceding sentence, the Company shall have the option of immediately terminating the Executive's employment hereunder by paying the Executive in cash an amount equal to (A) the Executive's Annual Salary (as hereinafter defined), divided by (B) 365, multiplied by (C) the number of days from the date of termination of the Executive's employment until the expiration of the then current Term.

     2.  Employment.  Executive shall serve as the Chief Executive Officer of
         ----------
the Company and as Vice Chairman of the Board of Directors of the Company (the "Board"), subject to the reasonable directions of the Board, and as such shall have day-to-day responsibility for the management of all of the Company's affairs and operations. In addition, the Executive shall serve as Vice Chairman of the Board. Executive shall devote his full executive time, energies and abilities to the proper and efficient performance of his duties provided herein. Executive shall at all times perform his duties and obligations faithfully and diligently and to the best of Executive's ability.

     3.  Compensation.
         ------------

   (a) The Company shall pay the Executive during the Term a salary at the rate of One Hundred Fifty Five Thousand Dollars ($162,750) per annum (the "Annual Salary"). The Annual Salary shall be payable in equal semi-monthly installments, less such deductions as shall be required to be withheld by applicable law and regulations. Executive's salary shall be reviewed by the Board annually not later than November 1, of each year and Executive shall receive such salary increases as the Board shall determine in its sole discretion.

   (b) Executive shall be eligible to receive a bonus as provided in the Company's Management Incentive Plan for Fiscal Year Ending September 30, 1999 and in any future incentive bonus plan hereafter adopted by the Company in its discretion.

   (c) Contemporaneously with the execution of this Agreement, the Company will issue shares of common stock of the Company, par value $0.001 per share, representing, as of the Closing of the Merger, a 7.5% ownership interest in the Company to the Executive for services to be rendered hereunder, with such shares to be held and disposed of in accordance with the terms of the Shareholders Agreement (the "Shareholders Agreement") dated the date hereof, by and among the Company, the Executive and Parent attached hereto as Exhibit A.
                  ---------

   (d) In addition to the above, Executive shall be entitled to receive an auto allowance of $1,250 per month, payable monthly.

     4.  Benefits and Vacations.
         ----------------------

   (a) Executive and his dependents shall be entitled to participate in or receive benefits under the Company's health insurance plans or arrangements as in effect on the date hereof for such period of time as such plans and arrangements shall remain in effect. In addition, Executive shall be entitled to participate in or receive benefits under any pension plan, profit-sharing plan, life insurance, health-and-accident plan or arrangement made available in the future by the Company to its executives and key management executives, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements, for so long as such plans and arrangements remain in effect. Nothing paid to Executive under any such plan or arrangement presently in effect or made available in the future shall be deemed to be in lieu of any compensation payable to Executive hereunder.

   (b) Executive shall be entitled to the number of paid vacations days in each calendar year and to compensation for earned but unused vacation days, determined by the Board from time to time for its executives and key management executives, but not less than four (4) weeks in each year of the Term hereof. Executive shall also be entitled to all paid holidays given by the Company to its executives and key management executives.

   (c) Executive shall be entitled to receive reimbursement of Health Club membership dues. Such membership dues are not to exceed $150 on a monthly basis and should be fully supported by applicable receipts, documenting the actual dues paid by the Executive.

     5.  Expenses.  During the Term, Executive shall be entitled to receive
         --------
prompt reimbursement of all reasonable expenses incurred by Executive (in accordance with the policies and procedures from time to time adopted by the Board for its senior executive officers) in performing the services contemplated hereunder, provided that Executive properly accounts therefore in accordance with the Company's policy.

     6.  Termination.

   (a)  Executive's employment hereunder shall terminate immediately upon death.

   (b) In the Event that Executive shall be unable to perform the services contemplated hereunder by reason of disability, illness or other incapacity, such failure to so perform such duties shall not be grounds for terminating the employment of Executive by the Company, provided,
                                                                    --------
        however, that the Company may terminate Executive's employment hereunder
        -------
        should the period of such incapacity exceed six (6) consecutive months. Any such termination shall not be considered to be for "Cause" as defined in subparagraph (e) immediately below.

   (c) Executive's employment hereunder may be terminated by the Company prior to the expiration of the Term with or without "Cause" (as defined in subparagraph 6(e) below), immediately upon delivery by the Company of a written Notice of Termination.

   (d) In the event that Executive is terminated without Cause, the Company shall pay Executive's salary through the date of termination, after deducting any amounts lawfully owing from Executive to the Company, plus an amount (the "Severance Amount") equal to two times the Annual Salary as determined in accordance with Section 3(a). The Company shall also pay, when due, the Executive's C.O.B.R.A. health insurance expenses for the period commencing on the date of termination and ending on the earlier of (i) the Executive obtaining new employment which provides the Executive with health insurance coverage or (ii) eighteen months after the date of the Executive's termination hereunder. Upon payment of the foregoing amounts to the Executive, the Company shall thereafter have no further obligation to Executive.

   (e) For the purposes of this Agreement, "Cause" means (i) the willful and continued failure by Executive to substantially perform Executive's duties hereunder, other than any such failure resulting form Executive's incapacity due to physical or mental illness, after a demand for substantial performance is delivered to Executive by the Board which specifically identifies the manner in which the Board believes that Executive has not substantially performed such duties, (ii) the intentional engaging by Executive in conduct materially and demonstrably injurious to the Company, or (iii) conviction of a felony. For purposes of this subparagraph, no act, or failure to act, on the part of the Executive shall be considered "intentional" merely because it was the result of bad judgment or negligence; rather such act or failure or failure to act must have been done or omitted to have been done, by Executive other than in good faith and without reasonable belief that Executive's action or omission was in the best interests of the Company. Notwithstanding the foregoing, Executive's employment shall not be deemed to have been terminated for "Cause" pursuant to clauses (i) or
        (ii) above unless and until there shall have been delivered to Executive a copy of a resolution duly adopted by the affirmative vote of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to Executive and an opportunity for Executive, together with Executive's counsel, to be heard before the Board), finding that in the good faith opinion of the Board, Executive was guilty of conduct described above in clauses (i) or (ii) of this subparagraph and specifying the particulars thereof in detail. In the event that Executive is terminated for Cause, the Company shall pay Executive's salary through date of termination after deducting any amounts lawfully owing from Executive to the Company, and shall thereafter have no further obligations to Executive except as may be provided in the Shareholders Agreement with respect to the repurchase of the Shares.

   (f) Executive shall be entitled to terminate his employment with the Company hereunder for "Good Reason." If the Executive terminates his employment hereunder for Good Reason, the Company shall pay Executive's salary through the date of termination, after deducting any amounts lawfully owing from Executive to the Company, plus the Severance Amount. Upon payment of such amounts, the Company shall thereafter have no further obligation to Executive except as may be provided in the Shareholders Agreement with respect to the repurchase of the Shares. For purposes of this Agreement, any termination of employment under any one or more of the following circumstances shall be for "Good Reason":

               (i) Without Executive's express written consent, the repeated assignment to Executive of any duties inconsistent with Executive's positions, duties, responsibilities and status with the Company, or a reduction in Executive's reporting responsibilities, titles or offices as in effect upon the execution hereof, or any removal of Executive from or any failure to reelect Executive to any such positions, except in connection with the termination of Executive's employment for Cause, disability, retirement or as a result of death;

               (ii) If the Company or the Parent experiences a change of control via merger, consolidation, sales of all or substantially all the shares or the assets or other transaction (or series of related transactions) following which the shareholders of the Company or the Parent immediately prior to such transaction own less than 50% of the outstanding voting shares of the Company or the Parent following such transaction;

               (iii) The reduction by the Company in Executive's base salary, as the same may be thereafter increased from time to time, or the failure by the Company to otherwise pay Executive the base salary provided for herein;

               (iv) The failure by the Company to continue Executive's participation in any benefit plan, pension plan, qualified retirement plan, life insurance plan, vacation plan, holiday plan, car lease plan, medical expense, health and accident plan or disability plan, or expense reimbursement arrangement specified in paragraph 4 and 5 hereof (or a similar plan or arrangement adopted by the Company for its executives), or the taking of any action by the Company (prompt notice of which shall be provided to Executive) which would materially adversely affect Executive's participation in (including materially increasing Executive's costs of such participation), or materially reduce Executive's benefits under, any of such plans, or which would deprive Executive of any other material fringe or personal benefits under any of such plans;

               (v) Any action by the Company that would require Executive to relocate his principal residence or office to a location more than 50 miles from the Company's current principal executive offices; and

               (vi) Any action intended as its primary purpose to reduce the amount of any payment due to the Executive under Sections 2.02(a) or 2.03(a) of the Shareholders Agreement;

in each case after the Executive has given the Company and the Parent written notice of any action that the Executive believes constitutes Good Reason under any of the clauses set forth above and the Company has failed within 60 days after its receipt of such notice to correct or rescind such action. Any failure by the Executive to give notice that the taking of any action by the Company constitutes Good Reason within 60 days after the date of the occurrence of such action shall be deemed to be a waiver and consent by the Executive to the taking of such action by the Company and shall not thereafter give rise to Good Reason hereunder.

   (g) Any termination of Executive's employment by the Company, or by Executive for Good Reason shall be communicated by Written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provisions in this Agreement relied upon, shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated, and shall set forth the date upon which such termination is to become effective.

     7.  Proprietary Information.  Executive acknowledges that certain
         -----------------------
technological and other information may from time to time be disclosed to Executive by the Company during the continuance hereof. Executive hereby acknowledges that all such information and technology, whether currently existing or hereafter developed by the Company through or involving the services and efforts of Executive hereunder, shall at all times consist of an be preserved by Executive as valuable trade secrets and confidential information which is proprietary to and owned exclusively by the Company, and that Executive does not have, and shall not have or hereafter acquire, any rights in or to any such information and technology, including without limitation any patents, inventions, discoveries, know-how, trademarks or tradenames used or adopted by the Company in connection with the design, development, manufacture, marketing, sale or installation of any products which at any time during the continuation hereof may be offered or sold or licensed by the Company. Executive further warrants and agrees that he shall not at any time, whether during the continuance of this Agreement or after its expiration or earlier termination, whether by Executive or by the Company, in any manner or form, directly or indirectly, use, disclose, duplicate, license, sell, reveal, divulge, publish or communicate any portion of any such information concerning the Company, or any customers or other products of the Company, to any person, firm or entity.

8.  Agreement Not to Compete; Non-Solicitation.
    ------------------------------------------

   (a) Executive acknowledges that, by virtue of this position with the Company, Executive will develop considerable expertise in the business operations of the Company and will have access to extensive confidential information with respect to the Company. Executive also acknowledges that this is a personal services contract wherein Executive's services are of a special, unique, unusual, extraordinary and intellectual character. Executive further acknowledges that his services will have peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in an action at law. Executive acknowledges that the Company would be irreparably damaged, and its substantial investment materially impaired, if Executive were to enter into an activity competing with the Company's business in violation of the terms of this Agreement or if Executive were to make unauthorized use or disclosure of any confidential information concerning the business of the Company.

   (b) In consideration of the terms and conditions of this Agreement, including without limitation, this Section 8, Executive hereby agrees that, during the period of his employment with the Company and for the longer of (i) the remainder of the term of this Agreement had Executive not been terminated, or (ii) a period of 24 months, he will not without the Company's express written consent, (i) engage in any employment or business activity which is competitive with, or would otherwise conflict with, the business of the Company as is currently conducted or presently under development as of the date of Executive's termination; or (ii) solicit or attempt to solicit, either directly or through others, (A) any executive, consultant, or independent contractor of the Company to terminate his or her relationship with any other person or business entity; or (B) the business of any customer, vendor, or distributor of the Company. Executive further agrees to notify the Company, in writing, before Executive obtains employment with, performs work for, or engages in any professional activity on behalf of any company, person or entity in the lighting industry.

   (c) In the event that Executive engages in any such competitive activity in breach of this Agreement, Executive hereby agrees that the Company shall be entitled to equitable relief (e.g. injunctions) to prevent any such competitive activity by Executive. The right and remedies hereof shall be cumulative (and not alternative).

   (d) Executive expressly acknowledges that he is voluntarily entering into this Agreement, that the provisions in this Section 8 are a material inducement to the Company in entering this Agreement, and that the terms and conditions of this Agreement are fair and reasonable to Executive in all respects.

     9.  General Provisions.
         ------------------

   (a) Any notice, request, demand or other communication required or permitted hereunder shall be deemed to be properly given when personally served in writing, when deposited in the United States mail, postage prepaid, or when communicated to a public telegraph company for transmittal, addressed to the Company or Executive at their respective last known address. Either party may change its address by written notice give in accordance with this subparagraph.

   (b) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective executors, administrators, successors and assigns; provided, however, that Executive may not assign
                                ------------------
        any or all of Executive's rights or duties hereunder without the prior written consent of the Company.

   (c) This Agreement is made and entered into, is to be performed primarily within, and shall be governed by and constructed in all respects in accordance with the laws of the State of California.

   (d) Captions and Paragraph headings used herein are for convenience only and are not a part of this Agreement and shall be used in construing it.

   (e) Should any provision of this Agreement for any reason be declared invalid, void or unenforceable by a court of competent jurisdiction, the validity and binding effect of any remaining portions shall not be affected, and the remaining provisions of this Agreement shall remain in full force as if this Agreement had been executed with said provision eliminated.

   (f) The Company shall indemnify Executive to the fullest extent permitted by applicable law with respect to any claims arising from the performance by Executive of his duties hereunder during the Term of this Agreement.

   (g) This Agreement contains the entire agreement of the parties, and supercedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of Executive by the Company. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein or therein, and that no other agreement, statement or promise not contained herein or therein shall be relied upon or be valid or binding. This Agreement may not be modified or amended by oral agreements, but only by an agreement in writing signed by the Company on the one hand, and by Executive on the other hand.

   (h) In the event of any litigation between Executive and the Company concerning the rights or obligations of any party under this Agreement, the non-prevailing party shall pay the reasonable costs and expenses, including attorneys' fees, of the prevailing party in connection therewith.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

APPROVED:

"The Company"

TIVOLI INDUSTRIES, INC.


By:________________________


"Executive"

By:________________________
   Terrence C. Walsh

                                                                    EXHIBIT A TO
                                                                    ------------
                                                                      EMPLOYMENT
                                                                      ----------
                                                                       AGREEMENT
                                                                       ---------

                            SHAREHOLDERS AGREEMENT

THIS SHAREHOLDERS AGREEMENT is made as of this ____day of _______, 1999 by and among Targetti Sankey S.p.A., an Italian corporation ("Targetti"), Terrence C.
                                                       --------
Walsh, an individual residing at 31 Ocean Vista, Newport Beach, California. 92660 ("Walsh"), and Tivoli Industries, Inc., a California corporation
        -----
("Tivoli").
  ------

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Targetti and Walsh own 92.5% and 7.5%, respectively, of the issued and outstanding capital stock of Tivoli and together constitute all of the holders of the capital stock of Tivoli; and

     WHEREAS, Targetti and Walsh desire to promote their mutual interests and the interest of Tivoli by imposing certain restrictions on the ownership and transferability of the stock of Tivoli and by providing for certain put and call options on Walsh's stock in Tivoli and for certain management and operational matters, all as hereinafter provided.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.01.  Certain Defined Terms.  As used herein, the following terms
                    ---------------------
have the respective meanings set forth below and the definitions of such terms are applicable both to the singular and plural forms of such terms:

     "Affiliate" means, when used with reference to a specified Person, (a) any
      ---------
Person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with the specified Person, (b) any Person that is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity, and (c) any Person that, directly or indirectly, is the beneficial owner of 5% or more of any class of equity securities of, or otherwise has a substantial beneficial interest in, the specified Person or of which the specified Person is directly or indirectly the owner of 5% or more of any class of equity securities or in which the specified Person has a substantial beneficial interest. As used in this definition, "control" (including its correlative meanings "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of the management or policies of a person, whether through ownership of voting securities, by contract or otherwise.

     "Agreement" means this Shareholders Agreement.
      ---------

     "Applicable Law" means all applicable provisions of any constitution,
      --------------
statute, rule, regulation or order of any governmental or non-governmental body, all applicable Government Approvals and all applicable orders, judgments, writs or decrees of any court or arbitrator of competent jurisdiction.

     "Auditors" means a "big five" firm of auditors, selected by Targetti and
      --------
reasonably acceptable to Walsh.

     "Board of Directors" means the Board of Directors of Tivoli.
      ------------------

     "Business Day" means any day which is not a Saturday, Sunday or other day
      ------------
on which banking institutions in Santa Ana, California or Florence, Italy are not required or obligated by law or executive order to be closed.

     "Disposition" or "Dispose" means, with respect to the Shares, any transfer,
      -----------      -------
conveyance, pledge, hypothecation, grant of a security interest, lien or other encumbrance, gift, sale or assignment or any attempt to do any of the foregoing.

     "Employment Agreement" means the Employment Agreement dated the date
      --------------------
hereof, by and between Tivoli and Walsh.

     "GAAP" means United States generally accepted accounting principles
      ----
consistently applied and maintained throughout the period indicated and with the prior financial practice of Tivoli and any predecessor, except for changes mandated by the Financial Accounting Standards Board or any similar accounting authority of comparable standing.

     "Government Approval" means any authorization, consent, approval, license,
      -------------------
ruling, permit, tariff, rate, certification, exemption, filing or registration of, by or with any governmental authority or judicial or administrative body, domestic or foreign, federal, state or local, having competent jurisdiction.

     "Income from Operations" means the income from operations of Tivoli and its
      ----------------------
consolidated subsidiaries before interest and federal and state income taxes determined in accordance with GAAP, applied consistently with the past practices of Tivoli.

     "Net Income" means the net income of Tivoli determined in accordance with
      ----------
GAAP, consistently applied.

     "Net Sales" means the net sales of Tivoli determined in accordance with
      ---------
GAAP, consistently applied.

     "Notice Address" means
      --------------

     (a)  as to Targetti:

          Targetti Sankey S.p.A.

          Via Pratese, 164
          50145 Firenze, Italia
          Attention: Lorenzo Targetti

     with a copy to:

          Rogers & Wells LLP
          200 Park Avenue
          New York, New York 10166
          Attention:  Michael S. Immordino, Esq.
                      G. David Brinton, Esq.

     (b)  as to Walsh and Tivoli:

          1513 E. Saint Gertrude Place
          Santa Ana, California  92705
          Attention: President

     with a copy to:

          Cooley Godward LLP
          5 Palo Alto Square
          3000 El Camino Real
          Palo Alto, California  94306
          Attention:  Andrei Manoliu

     "Shareholders" means Targetti and Walsh.
      ------------

     "Share Value" means the greater of (i) $417,000 or (ii) (x) Tivoli's Income
      -----------
from Operations for the twelve (12) months prior to Walsh's termination of employment or exercise of the Put (as hereinafter defined), as the case may be, multiplied by four (4), plus (y) Tivoli's Net Sales for the twelve (12) months prior to Walsh's termination of employment or exercise of the Put, as the case may be, multiplied by .25, multiplied by (z) a fraction, the numerator of which is the number of Shares owned by Walsh and the denominator of which is the number of shares of common stock, par value $ 0.001 per share, of Tivoli outstanding on the date upon which Walsh's employment with Tivoli terminates or the Put is exercised, as the case may be..

     "Shares" means, with respect to either Shareholder, all shares of common
      ------
stock, par value $0.001 per share, of Tivoli now or hereafter owned by such Shareholder.

     Section 1.02.  Rules of Interpretation.  Unless the context otherwise
                    -----------------------
requires, any reference in this Agreement to any other contract, agreement, instrument or document shall mean such contract, agreement, instrument or document as amended, supplemented or modified. The terms "hereof," "herein" and "hereunder," unless otherwise modified by more specific reference, shall refer to this Agreement in its entirety and, unless the context otherwise requires, the term "Article" or "Section" shall refer to an article or Section of this Agreement.

                                  ARTICLE II

              DISPOSITION OF SHARES; OPTIONS TO PURCHASE AND SELL

     Section 2.01.  Voluntary Dispositions; Drag Along.
                    ----------------------------------

     (a) Without the prior written consent of Targetti, Walsh shall not Dispose of any of the Shares owned by him at any time during the term of this Agreement, except as hereinafter provided; provided, however, that Walsh may Dispose of his
                                --------  -------
Shares to a living trust controlled by Walsh which has agreed to be bound by the terms and provisions of this Agreement pursuant to an instrument in a form reasonably acceptable to Targetti.

     (b) Subject to Walsh's right to require Targetti to purchase his Shares pursuant to Section 2.03(a), Targetti may transfer its Shares to any Person, including, without limitation, any Affiliate of Targetti, without first obtaining the prior consent of Walsh, but shall give Walsh written notice of any such transfer to a non-Affiliate at least 30 days prior to the closing thereof and to an Affiliate as soon as practicable and in any event promptly thereafter. In addition, if Targetti's proposed transferee is not an Affiliate of Targetti and such transferee desires to purchase 100% of the Company's outstanding capital stock, at the election of Targetti by written notice to Walsh (the "Sale
                                                                            ----
Notice") given at least 30 days prior to the proposed closing thereof, Walsh
------
shall be required to sell all of his Shares to such transferee in such transaction for the same price and on the same terms received by Targetti; provided, however, that Walsh may elect to exercise the Put within 10 days after
--------  -------
receipt of the Sale Notice and that if the Put is exercised within such 10 day period, he shall not be obligated to sell his Shares to such transferee.

     (c) The parties acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended, and have not been registered or qualified for sale under any state securities or "blue sky" laws. Accordingly, offers and sales of the Shares are subject to restrictions under federal and state securities laws. All voluntary Dispositions of the Shares may be made only in accordance with the requirements of applicable federal and state securities laws and Tivoli and any Shareholder selling Shares may require the purchaser to provide such certificates and other materials as may reasonably be required to ensure compliance with those laws. In addition, Dispositions of Shares are subject to the applicable provisions of federal and state banking laws and no Disposition of Shares shall be made which would cause or result in a violation of those laws.

     (d) All certificates representing Shares owned by Walsh will bear the following legend on their face:

               The shares represented by this certificate are subject to restrictions on sale, assignment, transfer, conveyance, pledge, hypothecation, grant of security interests and other encumbrance, gift, or other disposition, or any attempt to do any of the foregoing, as set forth in a Shareholders Agreement dated _________ ___, 1999 by and among Targetti, Walsh and the issuer, a copy of which is available for inspection at the offices of the issuer.

     In addition, all certificates representing Shares owned by either Shareholder shall bear such other or additional legends as Tivoli may deem appropriate for compliance with the Securities Act of 1933, as amended, applicable state corporation or securities laws or the Certificate of Incorporation or By-Laws of Tivoli.

     (e) It shall be a condition precedent to any Disposition of the Shares to any Person who is not a party to this Agreement that such Person agree in writing to be bound by the terms of this Agreement.

     (f) Tivoli shall not effect any issuance of certificates representing any of the Shares upon any Disposition of such Shares or give any effect on its stock transfer books to any such Disposition or otherwise take any action to recognize such Disposition, unless evidence reasonably satisfactory to Tivoli is presented demonstrating that such Disposition is and will be in accordance with this Section 2.01. Any Person acquiring Shares in violation of this Section 2.01 shall have no rights as a shareholder of Tivoli.

     Section 2.02.  Targetti Options to Acquire Shares.
                    ----------------------------------

     (a) Targetti shall have the right (but not the obligation) to purchase all of Walsh's Shares within 90 days after the termination of his employment with Tivoli, whether such termination is for "Good Reason" (as defined in the Employment Agreement), without Good Reason, with "Cause" (as defined in the Employment Agreement), without "Cause" or the result of Walsh's death or disability (a "Termination Event"). In the event Targetti exercises its rights
               -----------------
under this Section 2.02(a), the purchase price for Walsh's Shares shall be equal to their Share Value. The purchase price specified in this Section 2.02(a) shall be determined as provided in Section 2.04.

     (b) To exercise its rights under Section 2.02(a), Targetti shall deliver to Walsh a written notice of its intention to exercise such rights. Delivery of such notice by Targetti shall (unless such notice is withdrawn by Targetti in accordance with the terms hereof) create a binding obligation on the part of Targetti to purchase for cash, and a binding obligation on the part of Walsh to sell, all of Walsh's Shares. Unless otherwise agreed between the parties, the closing of the purchase and sale of Walsh's Shares shall take place at the principal business office of Tivoli at 10:00 a.m. local time 30 days after the date of determination (in accordance with Section 2.04) of the amount of the purchase price (or, if the 30th day is not a Business Day, on the next succeeding Business Day). At the closing, Walsh shall deliver stock certificates, duly endorsed or with duly executed stock powers attached, all in form and substance reasonably satisfactory to Targetti and its counsel, conveying Walsh's Shares to Targetti or its nominee free and clear of all liens and encumbrances. Payment of the purchase price shall be made by Targetti by check drawn in New York Clearing House or similar funds payable to the order of Walsh. At any time prior to the closing, Targetti shall have the right to withdraw its election notice by delivering a written notice of such withdrawal to Walsh. In the event Targetti withdraws its election notice, it shall be liable for the payment of any fees and expenses of the Auditors which may have been incurred in connection with the preparation of the purchase price calculation statement referred to in Section 2.04(b). In addition, if the period Walsh has to exercise his sale rights under Section 2.03(a) has or will sooner expire, delivery of a withdrawal notice by Targetti shall give Walsh 30 Business Days from the date of his receipt of such notice to exercise his rights under
Section 2.03(a). Provided the period Targetti has under Section 2.02(a), to exercise its purchase rights has not expired, delivery of a notice of withdrawal shall not preclude delivery of a subsequent notice re-electing to exercise its purchase rights under the relevant section.

     Section 2.03.  Walsh Options to Sell Shares.
                    ----------------------------

     (a) Walsh shall have the right to require Targetti to purchase all of the Shares owned by him at any time (the "Put"). In the event Walsh exercises the
                                      ---
Put, the purchase price payable by Targetti for Walsh's Shares shall be equal to the Share Value and shall be determined as provided in Section 2.04.

     (b) To exercise his rights under Sections 2.03(a), Walsh shall deliver to Targetti a written notice of his intention to exercise such rights. Delivery of such notice by Walsh shall (unless such notice is withdrawn by Walsh in accordance with the terms hereof) create a binding obligation on his part to sell, and a binding obligation on the part of Targetti to purchase for cash, all of his Shares. Unless otherwise agreed between the parties, the closing of the purchase and sale shall take place at the principal business office of Tivoli at 10:00 a.m. local time 30 days after the date of determination (in accordance with Section 2.04) of the amount of the purchase price (or, if such day is not a Business Day, on the next succeeding Business Day). At closing, Walsh shall deliver stock certificates conveying his Shares, free and clear of all liens and encumbrances, to Targetti or its nominee in the manner required under Section 2.02(c). Payment of the purchase price shall be made by check drawn in New York Clearing House or similar funds payable to the order of Walsh. At any time prior to the closing of the sale, Walsh shall have the right to withdraw his election notice in the same manner and subject to the same conditions (i.e., payment of Auditors' fees and
                                           ----
an additional 30 Business Days if needed for Targetti to exercise its purchase rights under Section 2.02(a)) and rights of re-election as are applicable to Targetti under Section 2.02(b); provided, however, that if Walsh exercises the
                                --------  -------
Put within 10 days after receipt of a Sale Notice, Walsh shall not be permitted to withdraw his election notice.

     Section 2.04.  Calculation and Review of Purchase Price.
                    ----------------------------------------

     (a) In connection with any option exercise by Targetti or Walsh, the notice delivered by the exercising party shall contain a calculation (which shall be set forth in reasonable detail) of the purchase price. Such calculation shall be subject to review in the manner provided in Section 2.04(b).

     (b) Upon delivery of a calculation of the option purchase price pursuant to Section 2.02(a), the nonexercising party shall promptly review the calculation, including the computation (if it is part of the purchase price calculation) of the Share Value. If any reviewing party disagrees with the calculation of the purchase price, the objecting party shall deliver a written notice of its or his objection to the other party stating the basis for the objection and what it or he believes the correct purchase price to be. Any objection to the calculation of the purchase price must be given not more than 30 days after the delivery to the objecting party of the purchase price calculation. If a party has no objection to the purchase price calculation, such party shall promptly notify the other party.

     Upon delivering a notice of objection, the objecting party at its or his own expense shall retain accountants to review the calculation of the purchase price (including the calculation of the Share Value). In the event that the accountants retained by the objecting party, after consulting with the Auditors, disagree with the calculation of the purchase price and such disagreement cannot be resolved by the parties, the dispute shall be presented to a third firm of accountants. This third firm shall be one of the "big five" accounting firms mutually acceptable to Walsh and Targetti. The expenses of such third firm shall be borne equally by Walsh and Targetti. Any decision of such third firm shall be binding on the parties.

                                  ARTICLE III

                                  MANAGEMENT

     Section 3.01.  Board of Directors.  Targetti and Walsh shall vote their
                    ------------------
Shares at all meetings of Shareholders and take all such other actions as may be necessary or appropriate so as to maintain at all times a Board of Directors consisting of five directors, three of whom shall be nominated by Targetti and two of whom will be nominated by Walsh. Targetti and Walsh each agree to vote for the directors nominated by the other.

     Section 3.02.  Accounting Policies.  Tivoli shall not change any of its
                    -------------------
accounting policies or procedures after the date hereof unless required in order to comply with rules promulgated by the Financial Accounting Standards Board.
In the event of any change in accounting policies or procedures pursuant to the preceding sentence, the calculations of Net Income, Net Sales and Share Value to be made hereunder shall be made without regard to such changes, unless both Walsh and Parent shall otherwise agree in writing.

     Section 3.03.  Common Stock Issuances.  Tivoli shall notify Walsh in
                    ----------------------
writing not later than 30 days prior to any issuance by Tivoli of additional shares of common stock, par value $0.001 per share.

                                  ARTICLE IV

                                 MISCELLANEOUS

     Section 4.01.  Outstanding Loans.  That certain promissory note executed by
                    -----------------
Walsh to Tivoli in the aggregate principal amount of $50,000, dated September 30, 1996 (the "1996 Note") shall be amended and restated in a form reasonably
               ---------
acceptable to Targetti and shall provide that Walsh will pay all outstanding interest and principal thereon on the earlier to occur of (i) the second anniversary of this Agreement, or (ii) the termination of Walsh's employment for any reason. Walsh shall execute a promissory note in a form reasonably acceptable to Targetti in an aggregate principal amount equal to the expense advances owed by Walsh to Tivoli on the date hereof (the "New Note," and,
                                                          --------
together with the 1996 Note, the "Notes").  The New Note shall bear interest at
                                  -----
a rate of six (6) percent per annum and shall provide that interest and principal thereon shall be due and payable by Walsh to Tivoli on the earlier to occur of (i) the second anniversary of this Agreement, or (ii) the termination of Walsh's employment for any reason. It is understood and agreed that Tivoli may offset any amounts not paid by Walsh pursuant to the Notes against any payment owed by Tivoli to Walsh pursuant to the Employment Agreement. It is also understood and agreed that Targetti may offset any amounts not paid by Walsh to Tivoli pursuant to the Notes against any payment owed by Targetti to Walsh pursuant to this Agreement.

     Section 4.02.  Costs and Expenses.  In the event of any litigation between
                    ------------------
Targetti, Walsh and the Tivoli concerning the rights or obligations of any party under this Agreement, the non-prevailing party shall pay the reasonable costs and expenses, including attorneys' fees, of the prevailing party in connection therewith.

     Section 4.03.  Binding Effect and No Assignment.  This Agreement shall be
                    --------------------------------
binding upon and inure to the benefit of the parties and their respective heirs, successors, legal representatives, executors and permitted assigns. This Agreement may not be assigned by any party, except by operation of law, without the written consent of the other parties hereto.

     Section 4.04.  Amendments.  This Agreement may be amended, modified,
                    ----------
superseded, canceled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege, nor any single or partial exercise of any right, power or privilege, preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

     Section 4.05.  Notices.  All notices and other communications provided for
                    -------
hereunder shall be in writing and mailed or delivered, as to any party, at its Notice Address or such other address as shall be designated by such party in a written notice to the other parties hereto complying as to delivery with the terms of this section. All such notices and communications shall, when mailed, be effective when deposited in the mails addressed as aforesaid. Notices may be given by telegram or by electronic facsimile transmission, but in such case will be deemed given only when the telegram or transmission has been received by the addressee.

     Section 4.06.  Governing Law.  The construction and interpretation of this
                    -------------
Agreement is and will be governed by the laws of the State of California.

     Section 4.07.  Severability.  Whenever possible, each provision or portion
                    ------------
of any provision of this Agreement will be interpreted in such a manner as to be effective and valid under Applicable Law. If any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any Applicable Law, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision of this Agreement and this Agreement will be reformed, construed and enforced as if such invalid, illegal or unenforceable provision or any portion of any provision had never been contained herein.

     Section 4.08.  Counterparts.  This Agreement may be executed in more than
                    ------------
one counterpart, but the definitive copy of this Agreement will be the counterpart held at the offices of Tivoli.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

                                         TARGETTI SANKEY S.p.A.

                                         By: ___________________________________
                                             Name:
                                             Title:


                                         _______________________________________
                                         Terrence C. Walsh

                                         TIVOLI INDUSTRIES, INC.

                                         By: ___________________________________
                                             Name:
                                             Title:


________________________________________________________________________________

                            SHAREHOLDERS AGREEMENT

                                 by and among

                            TARGETTI SANKEY S.p.A.

                               TERRENCE C. WALSH

                                      and

                            TIVOLI INDUSTRIES, INC.

                          Dated as of _________, 1999

________________________________________________________________________________

                                                                  EXHIBIT C-2 TO
                                                                  --------------
                                                                MERGER AGREEMENT
                                                                ----------------

                             EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of __________ __, 1999, by and between TIVOLI INDUSTRIES, INC., a California corporation whose principal place of business is located in Santa Ana, California 92705 (the "Company"), and CHARLES KIMMEL, an individual residing in the State of California ("Executive").

     This Agreement is being executed simultaneously with the closing of the merger (the "Merger") of Florence Acquisition Corp., a wholly owned subsidiary of Targetti Sankey S.p.A., an Italian corporation ("Parent"), with and into the Company pursuant to that certain Agreement and Plan of Merger dated as of September 17, 1999, among Newco, Parent and the Company. In connection therewith, the Executive, who has been employed by the Company prior to the Merger, has agreed to become an executive of the Company as the surviving corporation in the Merger.

     Accordingly, the parties agree as follows:

     10.  Term.  This Agreement shall continue in full force and effect for a
          ----
period which shall commence as of the date hereof and shall continue until December 1, 2001 (the "Term"), unless sooner terminated as hereinafter provided. This Agreement shall be automatically renewed for additional one year terms unless either party delivers notice of termination (the "Termination Notice") to the other party not later than 90 days prior to the scheduled expiration of the then current Term. At any time after a Termination Notice has been delivered in accordance with the preceding sentence, the Company shall have the option of immediately terminating the Executive's employment hereunder by paying the Executive in cash an amount equal to (A) the Executive's Annual Salary (as hereinafter defined), divided by (B) 365, multiplied by (C) the number of days from the date of termination of the Executive's employment until the expiration of the then current Term.

     11.  Employment.  Executive shall serve as the President and Chief
          ----------
Financial Officer of the Company, subject to the reasonable directions of the Board of Directors of the Company (the "Board"), and as such shall have day-to-day responsibility for the management of all of the Company's affairs and operations. Executive shall devote his full executive time, energies and abilities to the proper and efficient performance of his duties provided herein. Executive shall at all times perform his duties and obligations faithfully and diligently and to the best of Executive's ability.

     12.  Compensation.
          ------------
   (a) The Company shall pay the Executive during the Term a salary at the rate of One Hundred Twenty Seven Thousand Dollars ($133,350) per annum (the "Annual Salary"). The Annual Salary shall be payable in equal semi-monthly installments, less such deductions as shall be required to be withheld by applicable law and regulations. Executive's salary shall be reviewed by the Board annually not later than November 1, of each year and Executive shall receive such salary increases as the Board shall determine in its sole discretion.

   (b) Executive also shall be eligible to receive a bonus as provided by the Company's Key Executive Retention Program as set forth in Section 4.7(a) of the above referenced Agreement and Plan of Merger.

   (c) Executive also shall be eligible to receive a bonus as provided in the Company's Management Incentive Plan for Fiscal Year Ending September 30, 1999 and in any future incentive bonus plan hereafter adopted instituted by the Company in its discretion.

   (d) In addition to the above, Executive shall be entitled to receive an auto allowance of $600 per month, payable monthly.

     13.  Benefits and Vacations.
          ----------------------

   (a) Executive and his dependents shall be entitled to participate in or receive benefits under the Company's health insurance plans or arrangements as in effect on the date hereof for such period of time as such plans and arrangements shall remain in effect. In addition, Executive shall be entitled to participate in or receive benefits under any pension plan, profit-sharing plan, life insurance, health-and-accident plan or arrangement made available in the future by the Company to its executives and key management executives, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements, for so long as such plans and arrangements remain in effect. Nothing paid to Executive under any such plan or arrangement presently in effect or made available in the future shall be deemed to be in lieu of any compensation payable to Executive hereunder.

   (b) Executive shall be entitled to the number of paid vacations days in each calendar year and to compensation for earned but unused vacation days, determined by the Board from time to time for its executives and key management executives, but not less than four (4) weeks in each year of the Term hereof. Executive shall also be entitled to all paid holidays given by the Company to its executives and key management executives.

     14.  Expenses.  During the Term, Executive shall be entitled to receive
          --------
prompt reimbursement of all reasonable expenses incurred by Executive (in accordance with the policies and procedures from time to time adopted by the Board for its senior executive officers) in performing the services contemplated hereunder, provided that Executive properly accounts therefore in accordance with the Company's policy.

     15.  Termination.
          -----------

   (a) Executive's employment hereunder shall terminate immediately upon death.

   (b) In the Event that Executive shall be unable to perform the services contemplated hereunder by reason of disability, illness or other incapacity, such failure to so perform such duties shall not be grounds for terminating the employment of Executive by the Company, provided,
                                                                   --------
       however, that the Company may terminate Executive's employment hereunder
       -------
       should the period of such incapacity exceed six (6) consecutive months. Any such termination shall not be considered to be for "Cause" as defined in subparagraph (e) below.

   (c) Executive's employment hereunder may be terminated by the Company prior to the expiration of the Term with or without "Cause" (as defined in subparagraph 6(e) below), immediately upon delivery by the Company of a written Notice of Termination.,

   (d) In the event that Executive is terminated without Cause, the Company shall pay Executive's salary through the date of termination, after deducting any amounts lawfully owing from Executive to the Company, plus an amount (the "Severance Amount") equal to two times the Annual Salary as determined in accordance with Section 3(a). The Company shall also pay, when due, the Executive's C.O.B.R.A. health insurance expenses for the period commencing on the date of termination and ending on the earlier of (i) the Executive obtaining new employment which provides the Executive with health insurance coverage or (ii) eighteen months after the date of the Executive's termination hereunder. Upon payment of the foregoing amounts to the Executive, the Company shall thereafter have no further obligation to Executive.

   (e) For the purposes of this Agreement, "Cause" means (i) the willful and continued failure by Executive to substantially perform Executive's duties hereunder, other than any such failure resulting form Executive's incapacity due to physical or mental illness, after a demand for substantial performance is delivered to Executive by the Board which specifically identifies the manner in which the Board believes that Executive has not substantially performed such duties, (ii) the intentional engaging by Executive in conduct materially and demonstrably injurious to the Company, or (iii) conviction of a felony. For purposes of this subparagraph, no act, or failure to act, on the part of the Executive shall be considered "intentional" merely because it was the result of bad judgment or negligence; rather such act or failure to act must have been done or omitted to have been done, by Executive other than in good faith and without reasonable belief that Executive's action or omission was in the best interests of the Company. Notwithstanding the foregoing, Executive's employment shall not be deemed to have been terminated for "Cause" pursuant to clauses (i) and (ii) above unless and until there shall have been delivered to Executive a copy of a resolution duly adopted by the affirmative vote of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to Executive and an opportunity for Executive, together with Executive's counsel, to be heard before the Board), finding that in the good faith opinion of the Board, Executive was guilty of conduct described above in clauses (i) or (ii) of this subparagraph and specifying the particulars thereof in detail. In the event that Executive is terminated for Cause, the Company shall pay Executive's salary through date of termination after deducting any amounts lawfully owing from Executive to the Company, and shall thereafter have no further obligations to Executive.

   (f) Executive shall be entitled to terminate his employment with the Company hereunder for "Good Reason." If the Executive terminates his employment hereunder for Good Reason, the Company shall pay Executives salary through the date of termination, after deducting any amounts lawfully owing from the Executive to the Company, plus an amount equal the Severance Amount, and shall thereafter have no further obligation to the Executive. For purposes of this Agreement, any termination of employment under any one or more of the following circumstances shall be for "Good Reason":

               (i) Without Executive's express written consent, the repeated assignment to Executive of any duties inconsistent with Executive's positions, duties, responsibilities and status with the Company, or a reduction in Executive's reporting responsibilities, titles or offices as in effect upon the execution hereof, or any removal of Executive from or any failure to reelect Executive to any such positions, except in connection with the termination of Executive's employment for Cause, disability, retirement or as a result of death;

               (ii) If the Company or the Parent experiences a change of control via merger, consolidation, sales of all or substantially all the shares or the assets or other transaction (or series of related transactions) following which the shareholders of the Company or the Parent immediately prior to such transaction own less than 50% of the outstanding voting shares of the Company or the Parent following such transaction.

               (iii) The reduction by the Company in Executive's base salary, as the same may be thereafter increased from time to time, or the failure by the Company to otherwise pay Executive the base salary provided for herein;

               (iv) The failure by the Company to continue Executive's participation in any benefit plan, pension plan, qualified retirement plan, life insurance plan, vacation plan, holiday plan, car lease plan, medical expense, health and accident plan or disability plan, or expense reimbursement arrangement specified in paragraph 4 and 5 hereof (or a similar plan or arrangement adopted by the Company for its executives), or the taking of any action by the Company (prompt notice of which shall be provided to Executive) which would materially adversely affect Executive's participation in (including materially increasing Executive's costs of such participation), or materially reduce Executive's benefits under, any of such plans, or which would deprive Executive of any other material fringe or personal benefits under any of such plans; and

               (v) Any action by the Company that would require Executive to relocate his principal residence or office to a location more than 50 miles from the Company's current principal executive offices;

in each case after the Executive has given the Company and the Parent written notice of any action that the Executive believes constitutes Good Reason under any of the clauses set forth above and the Company has failed within 60 days after its receipt of such notice to correct or rescind such action. Any failure by the Executive to give notice that the taking of any action by the Company constitutes Good Reason within 60 days after the date of the occurrence of such action shall be deemed to be a waiver and consent by the Executive to the taking of such action by the Company and shall not thereafter give rise to Good Reason hereunder.

   (g) Any termination of Executive's employment by the Company for disability, retirement or Cause, or by Executive for Good Reason shall be communicated by Written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provisions in this Agreement relied upon, shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated, and shall set forth the date upon which such termination is to become effective.

       16.  Proprietary Information. Executive acknowledges that certain
            -----------------------
technological and other information may from time to time be disclosed to Executive by the Company during the continuance hereof. Executive hereby acknowledges that all such information and technology, whether currently existing or hereafter developed by the Company through or involving the services and efforts of Executive hereunder, shall at all times consist of an be preserved by Executive as valuable trade secrets and confidential information which is proprietary to and owned exclusively by the Company, and that Executive does not have, and shall not have or hereafter acquire, any rights in or to any such information and technology, including without limitation any patents, inventions, discoveries, know-how, trademarks or tradenames used or adopted by the Company in connection with the design, development, manufacture, marketing, sale or installation of any products which at any time during the continuation hereof may be offered or sold or licensed by the Company. Executive further warrants and agrees that he shall not at any time, whether during the continuance of this Agreement or after its expiration or earlier termination, whether by Executive or by the Company, in any manner or form, directly or indirectly, use, disclose, duplicate, license, sell, reveal, divulge, publish or communicate any portion of any such information concerning the Company, or any customers or other products of the Company, to any person, firm or entity.

        17.  Agreement Not to Compete; Non-Solicitation
             ------------------------------------------
   (a) Executive acknowledges that, by virtue of this position with the Company, Executive will develop considerable expertise in the business operations of the Company and will have access to extensive confidential information with respect to the Company. Executive also acknowledges that this is a personal services contract wherein Executive's services are of a special, unique, unusual, extraordinary and intellectual character. Executive further acknowledges that his services will have peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in an action at law. Executive acknowledges that the Company would be irreparably damaged, and its substantial investment materially impaired, if Executive were to enter into an activity competing with the Company's business in violation of the terms of this Agreement or if Executive were to make unauthorized use or disclosure of any confidential information concerning the business of the Company.

   (b) In consideration of the terms and conditions of this Agreement, including without limitation, this Section 8 and payment of Severance Amount, Executive hereby agrees that, during the period of his employment with the Company and for the longer of (i) the remainder of the term of this Agreement had Executive not been terminated, or (ii) a period of 24 months, he will not without the Company's express written consent, (i) engage in any employment or business activity which is competitive with, or would otherwise conflict with, the business of the Company as is currently conducted or presently under development as of the date of Executive's termination; or (ii) solicit or attempt to solicit, either directly or through others, (A) any executive, consultant, or independent contractor of the Company to terminate his or her relationship with any other person or business entity; or (B) the business of any customer, vendor, or distributor of the Company. Executive further agrees to notify the Company, in writing, before Executive obtains employment with, performs work for, or engages in any professional activity on behalf of any company, person or entity in the lighting industry.

   (c) In the event that Executive engages in any such competitive activity in breach of this Agreement, Executive hereby agrees that he shall return to the Company the Severance Amount in full immediately following such breach and that the Company shall be entitled to equitable relief (e.g. injunctions) to prevent any such competitive activity by Executive. The right and remedies hereof shall be cumulative (and not alternative).

   (d) Executive expressly acknowledges that he is voluntarily entering into this Agreement, that the provisions in this Section 8 are a material inducement to the Company in entering this Agreement, and that the terms and conditions of this Agreement are fair and reasonable to Executive in all respects.

       18.  General Provisions.
            -------------------

   (a) Any notice, request, demand or other communication required or permitted hereunder shall be deemed to be properly given when personally served in writing, when deposited in the United States mail, postage prepaid, or when communicated to a public telegraph company for transmittal, addressed to the Company or Executive at their respective last known address. Either party may change its address by written notice give in accordance with this subparagraph.

   (b) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective executors, administrators, successors and assigns; provided, however, that Executive may not assign
                                -----------------
        any or all of Executive's rights or duties hereunder without the prior written consent of the Company.

   (c) This Agreement is made and entered into, is to be performed primarily within, and shall be governed by and constructed in all respects in accordance with the laws of the State of California.

   (d) Captions and Paragraph headings used herein are for convenience only and are not a part of this Agreement and shall be used in construing it.

   (e) Should any provision of this Agreement for any reason be declared invalid, void or unenforceable by a court of competent jurisdiction, the validity and binding effect of any remaining portions shall not be affected, and the remaining provisions of this Agreement shall remain in full force as if this Agreement had been executed with said provision eliminated.

   (f) The Company shall indemnify Executive to the fullest extent permitted by applicable law with respect to any claims arising from the performance by Executive of his duties hereunder during the Term of this Agreement.

   (g) This Agreement contains the entire agreement of the parties, and supercedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of Executive by the Company. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein or therein, and that no other agreement, statement or promise not contained herein or therein shall be relied upon or be valid or binding. This Agreement may not be modified or amended by oral agreements, but only by an agreement in writing signed by the Company on the one hand, and by Executive on the other hand.

   (h) In the event of any litigation between Executive and the Company concerning the rights or obligations of any party under this Agreement, the non-prevailing party shall pay the reasonable costs and expenses, including attorneys' fees, of the prevailing party in connection therewith.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

APPROVED:

"The Company"

TIVOLI INDUSTRIES, INC.



By:________________________



"Executive"

By:________________________
   Charles Kimmel

                                  APPENDIX B

             OPINION OF L. H. FRIEND, WEINRESS, FRANKSON & PRESSON



September 17, 1999


Board of Directors
Tivoli Industries, Inc.
1513 E. St. Gertrude Place
Santa Ana, CA  92705                           HIGHLY CONFIDENTIAL
                                               -------------------

Board Members:

You have requested our opinion as to the fairness, from a financial point of view, to the holders (other than Targetti Sankey S.p.A., an Italian Corporation ("Buyer") and its affiliates) of the outstanding shares of common stock, par value $.001 per share (the "Shares"), of Tivoli Industries, Inc., a California corporation (the "Company") of the $4.50 per share, in cash, to be paid by Buyer to the Company's shareholders pursuant to the Agreement and Plan of Merger dated September 17, 1999 (the "Agreement") between the Buyer, Targetti Sankey S.p.A. Acquisition Corp., a California corporation and wholly owned subsidiary of the Buyer and the Company (the "Transaction").

L. H. Friend, Weinress, Frankson & Presson, LLC ("Friend"), as part of its investment banking business, is continually engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We have been engaged to act as financial advisors to the Company's Board of Directors in connection with the Transaction and to advise the Board of Directors as to the fairness of the transaction. We have not participated in the negotiations leading to the Agreement.

In connection with formulating our opinion, we have, among other things:

(a)  Reviewed the Agreement;

(b) Reviewed the Company's Annual Report to Shareholders on Form 10-K for the fiscal years ended September 30, 1998; September 30, 1997 and September 30, 1996; the Company's Quarterly Reports on Form 10-Q for the periods ended December 31, 1998, March 31, 1999 and June 30, 1999; and the Company's proxy statement dated January 27, 1999;

(c) Examined certain operating and financial information and financial projections dated June 30, 1999, provided to us by the management of the Company;

(d) Reviewed the historical market prices and trading volume of the Company's Common Stock;

(e) Analyzed publicly available financial and market data regarding certain companies that manufacture commercial lighting fixtures and compared them to the Company's financial and market data;

(f) Conducted limited interviews with certain members of the Company's management;

(g)  Visited the Company's manufacturing headquarter facilities; and

(h) Performed such other studies, analyses, inquires and investigations as we deemed appropriate.

We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company, and that there has been no material change in the assets, financial condition and business prospects of the Company since the date of the most recent financial statements made available to us.

We have not independently verified the accuracy and completeness of the information supplied to us and do not assume any responsibility with respect to it. We have not made any independent appraisal of any of the properties or assets of the Company, or conducted any independent inquiry or investigation with respect to the Company or the Transaction. This opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

This opinion is furnished solely for the benefit of the Company, its Board of Directors, and its shareholders in connection with the Transaction, and may not be relied upon by any other person or for any other purpose without our express, prior, written consent. This opinion is delivered to each recipient subject to the conditions, scope of engagement, limitations and understandings set forth in this opinion and our engagement letter dated June 23, 1999, and subject to the understanding that the obligations of Friend in the Transaction are solely corporate obligations, and no officer, director, employee, agent, shareholder or controlling person of Friend shall be subjected to any personal liability whatsoever to any person, nor will any such claim be asserted by or on behalf of any recipient of this opinion. The Company has also agreed to indemnify Friend for certain liabilities that may arise out of rendering this opinion.

Our opinion expressed herein is provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction contemplated by the Agreement and such opinion does not constitute a recommendation as to whether or not any holder of Shares should tender such Shares in connection with such Transaction.

As of the date hereof, based upon and subject to the foregoing, and based upon such other matters as we deemed relevant, it is our opinion that the $4.50 per share, in cash, to be received by the holders (other than Buyer and its affiliates) of Shares in the Agreement is fair from a financial point of view to such holders.

Very truly yours,

/s/ L.H. Friend, Weinress, Frankson & Presson, Inc.

L.H. FRIEND, WEINRESS, FRANKSON & PRESSON, INC.

                                  APPENDIX C

                      CALIFORNIA GENERAL CORPORATION LAW

CHAPTER 13 DISSENTERS' RIGHTS

SEC. 1300. CORPORATE PURCHASE OF DISSENTING SHARES.

   (a) If the approval of the outstanding shares (Section 152) of a corporation is required for a reorganization under subdivisions (a) and (b) or subdivision (e) or (f) of Section 1201, each shareholder of the corporation entitled to vote on the transaction and each shareholder of a subsidiary corporation in a short-form merger may, by complying with this chapter, require the corporation in which the shareholder holds shares to purchase for cash at their fair market value the shares owned by the shareholder which are dissenting shares as defined in subdivision (b). The fair market value shall be determined as of the day before the first announcement of the terms of the proposed reorganization or short-form merger, excluding any appreciation or depreciation in consequence of the proposed action, but adjusted for any stock split, reverse stock split, or share dividend which becomes effective thereafter.

   (b) As used in this chapter, "dissenting shares" means shares which come within all of the following descriptions:

       (1) Which were not immediately prior to the reorganization or short-form merger either (A) listed on any national securities exchange certified by the Commissioner of Corporations under subdivision (o) of Section 25100 or (B) listed on the list of OTC margin stocks issued by the Board of Governors of the Federal Reserve System, and the notice of meeting of shareholders to act upon the reorganization summarizes this section and Sections 1301, 1302, 1303 and 1304; provided, however, that this provision does not apply to any shares with respect to which there exists any restriction on transfer imposed by the corporation or by any law or regulation; and provided, further, that this provision does not apply to any class of shares described in subparagraph (A) or (B) if demands for payment are filed with respect to 5 percent or more of the outstanding shares of that class.

       (2) Which were outstanding on the date for the determination of shareholders entitled to vote on the reorganization and (A) were not voted in favor of the reorganization or, (B) if described in subparagraph
       (A) or (B) of paragraph (1) (without regard to the provisos in that paragraph), were voted against the reorganization, or which were held of record on the effective date of a short-form merger; provided, however, that subparagraph (A) rather than subparagraph (B) of this paragraph applies in any case where the approval required by Section 1201 is sought by written consent rather than at a meeting.

       (3) Which the dissenting shareholder has demanded that the corporation purchase at their fair market value, in accordance with Section 1301.

       (4) Which the dissenting shareholder has submitted for enforcement, in accordance with Section 1302.

   (c) As used in this chapter, "dissenting shareholder" means the record holder of dissenting shares and includes a transferee of record.

SEC. 1301. NOTICE TO DISSENTING SHAREHOLDERS; DEMAND FOR PURCHASE OF SHARES.

   (a) If, in the case of a reorganization, any shareholders of a corporation have a right under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, to require the corporation to purchase their shares for cash, such corporation shall mail to each such shareholder a notice of the approval of the reorganization by its outstanding shares (Section 152) within 10 days after the date of such approval, accompanied by a copy of Sections 1300, 1302, 1303, 1304 and this section, a statement of the price determined by the corporation to represent the fair market value of the dissenting shares, and a brief description of the procedure to be followed if the shareholder desires to exercise the shareholder's right under such sections. The statement of price constitutes an offer by the corporation to purchase at the price stated any dissenting shares as defined in subdivision (b) of Section 1300, unless they lose their status as dissenting shares under Section 1309.

   (b) Any shareholder who has a right to require the corporation to purchase the shareholder's shares for cash under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, and who desires the corporation to purchase such shares shall make written demand upon the corporation for the purchase of such shares and payment to the shareholder in cash of their fair market value. The demand is not effective for any purpose unless it is received by the corporation or any transfer agent thereof (1) in the case of shares described in clause (i) or (ii) of paragraph (1) of subdivision (b) of Section 1300 (without regard to the provisos in that paragraph), not later than the date of the shareholders' meeting to vote upon the reorganization, or (2) in any other case within 30 days after the date on which the notice of the approval by the outstanding shares pursuant to subdivision (a) or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

   (c) The demand shall state the number and class of the shares held of record by the shareholder which the shareholder demands that the corporation purchase and shall contain a statement of what such shareholder claims to be the fair market value of those shares as of the day before the announcement of the proposed reorganization or short-form merger. The statement of fair market value constitutes an offer by the shareholder to sell the shares at such price.

SEC. 1302. SHAREHOLDER CERTIFICATES OR NOTICE; TIME LIMIT FOR SUBMISSION.

Within 30 days after the date on which notice of the approval by the outstanding shares or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, the shareholder shall submit to the corporation at its principal office or at the office of any transfer agent thereof, (a) if the shares are certificated securities, the shareholder's certificates representing any shares which the shareholder demands that the corporation purchase, to be stamped or endorsed with a statement that the shares are dissenting shares or to be exchanged for certificates of appropriate denomination so stamped or endorsed or (b) if the shares are uncertificated securities, written notice of the number of shares which the shareholder demands that the corporation purchase. Upon subsequent transfers of the dissenting shares on the books of the corporation, the new certificates, initial transaction statement, and other written statements issued therefor shall bear a like statement, together with the name of the original dissenting holder of the shares.

SEC. 1303. AGREED PRICE; INTEREST; FILING OF AGREEMENTS; TIME FOR PAYMENT.

   (a) If the corporation and the shareholder agree that the shares are dissenting shares and agree upon the price of the shares, the dissenting shareholder is entitled to the agreed price with interest thereon at the legal rate on judgments from the date of the agreement. Any agreements fixing the fair market value of any dissenting shares as between the corporation and the holders thereof shall be filed with the secretary of the corporation.

   (b) Subject to the provisions of Section 1306, payment of the fair market value of dissenting shares shall be made within 30 days after the amount thereof has been agreed or within 30 days after any statutory or contractual conditions to the reorganization are satisfied, whichever is later, and in the case of certificated securities, subject to surrender of the certificates therefor, unless provided otherwise by agreement.

SEC. 1304. ACTION TO DETERMINE WHETHER SHARES ARE DISSENTING OR TO DETERMINE FAIR MARKET VALUE.

   (a) If the corporation denies that the shares are dissenting shares, or the corporation and the shareholder fail to agree upon the fair market value of the shares, then the shareholder demanding purchase of such shares as dissenting shares or any interested corporation, within six months after the date on which notice of the approval by the outstanding shares (Section 152) or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, but not thereafter, may file a complaint in the superior court of the proper county praying the court to determine whether the shares are dissenting shares or the fair market value of the dissenting shares or both or may intervene in any action pending on such a complaint.

   (b) Two or more dissenting shareholders may join as plaintiffs or be joined as defendants in any such action and two or more such actions may be consolidated.

   (c) On the trial of the action, the court shall determine the issues. If the status of the shares as dissenting shares is in issue, the court shall first determine that issue. If the fair market value of the dissenting shares is in issue, the court shall determine, or shall appoint one or more impartial appraisers to determine, the fair market value of the shares.

SEC. 1305. APPRAISER'S REPORT.

   (a) If the court appoints an appraiser or appraisers, they shall proceed forthwith to determine the fair market value per share. Within the time fixed by the court, the appraisers, or a majority of them, shall make and file a report in the office of the clerk of the court. Thereupon, on the motion of any party, the report shall be submitted to the court and considered on such evidence as the court considers relevant. If the court finds the report reasonable, the court may confirm it.

   (b) If a majority of the appraisers appointed fail to make and file a report within 10 days from the date of their appointment or within such further time as may be allowed by the court or the report is not confirmed by the court, the court shall determine the fair market value of the dissenting shares.

   (c) Subject to the provisions of Section 1306, judgment shall be rendered against the corporation for payment of an amount equal to the fair market value of each dissenting share multiplied by the number of dissenting shares which any dissenting shareholder who is a party, or who has intervened, is entitled to require the corporation to purchase, with interest thereon at the legal rate from the date on which judgment was entered.

   (d) Any such judgment shall be payable forthwith with respect to uncertificated securities and, with respect to certificated securities, only upon the endorsement and delivery to the corporation of the certificates for the shares described in the judgment. Any party may appeal from the judgment.

   (e) The costs of the action, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable, but, if the appraisal exceeds the price offered by the corporation, the corporation shall pay the costs (including in the discretion of the court attorneys' fees, fees of expert witnesses and interest at the legal rate on judgments from the date of compliance with Sections 1300, 1301 and 1302 if the value awarded by the court for the shares is more than 125 percent of the price offered by the corporation under subdivision (a) of Section 1301).

SEC. 1306. HOLDERS OF DISSENTING SHARES AS CREDITORS.

To the extent that the provisions of Chapter 5 prevent the payment to any holders of dissenting shares of their fair market value, they shall become creditors of the corporation for the amount thereof together with interest at the legal rate on judgments until the date of payment, but subordinate to all other creditors in any liquidation proceeding, such debt to be payable when permissible under the provisions of Chapter 5.

SEC. 1307. DIVIDENDS ON DISSENTING SHARES AFTER APPROVAL DATE.

Cash dividends declared and paid by the corporation upon the dissenting shares after the date of approval of the reorganization by the outstanding shares (Section 152) and prior to payment for the shares by the corporation shall be credited against the total amount to be paid by the corporation therefor.

SEC. 1308. RIGHTS IN DISSENTING SHARES PRIOR TO DETERMINATION OF FAIR MARKET VALUE.

Except as expressly limited in this chapter, holders of dissenting shares continue to have all the rights and privileges incident to their shares, until the fair market value of their shares is agreed upon or determined. A dissenting shareholder may not withdraw a demand for payment unless the corporation consents thereto.

SEC. 1309. TERMINATION OF DISSENTING SHAREHOLDER STATUS.

Dissenting shares lose their status as dissenting shares and the holders thereof cease to be dissenting shareholders and cease to be entitled to require the corporation to purchase their shares upon the happening of any of the following:

   (a) The corporation abandons the reorganization. Upon abandonment of the reorganization, the corporation shall pay on demand to any dissenting shareholder who has initiated proceedings in good faith under this chapter all necessary expenses incurred in such proceedings and reasonable attorneys' fees.

   (b) The shares are transferred prior to their submission for endorsement in accordance with Section 1302 or are surrendered for conversion into shares of another class in accordance with the articles.

   (c) The dissenting shareholder and the corporation do not agree upon the status of the shares as dissenting shares or upon the purchase price of the shares, and neither files a complaint or intervenes in a pending action as provided in Section 1304, within six months after the date on which notice of the approval by the outstanding shares or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

   (d) The dissenting shareholder, with the consent of the corporation, withdraws the shareholder's demand for purchase of the dissenting shares.

SEC. 1310. LITIGATION; SUSPENSION OF PROCEEDINGS.

If litigation is instituted to test the sufficiency or regularity of the votes of the shareholders in authorizing a reorganization, any proceedings under Sections 1304 and 1305 shall be suspended until final determination of such litigation.

SEC. 1311. SHARES SPECIFYING AMOUNT IN EVENT OF MERGER OR REORGANIZATION.

This chapter, except Section 1312, does not apply to classes of shares whose terms and provisions specifically set forth the amount to be paid in respect to such shares in the event of a reorganization or merger.

SEC. 1312. ATTACK ON VALIDITY OF MERGER OR REORGANIZATION.

   (a) No shareholder of a corporation who has a right under this chapter to demand payment of cash for the shares held by the shareholder shall have any right at law or in equity to attack the validity of the reorganization or short-form merger, or to have the reorganization or short-form merger set aside or rescinded, except in an action to test whether the number of shares required to authorize or approve the reorganization have been legally voted in favor thereof; but any holder of shares of a class whose terms and provisions specifically set forth the amount to be paid in respect to them in the event of a reorganization or short-form merger is entitled to payment in accordance with those terms and provisions or, if the principal terms of the reorganization are approved pursuant to subdivision (b) of Section 1202, is entitled to payment in accordance with the terms and provisions of the approved reorganization.

   (b) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, subdivision (a) shall not apply to any shareholder of such party who has not demanded payment of cash for such shareholder's shares pursuant to this chapter; but if the shareholder institutes any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, the shareholder shall not thereafter have any right to demand payment of cash for the shareholder's shares pursuant to this chapter. The court in any action attacking the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded shall not restrain or enjoin the consummation of the transaction except upon 10 days' prior notice to the corporation and upon a determination by the court that clearly no other remedy will adequately protect the complaining shareholder or the class of shareholders of which such shareholder is a member.

   (c) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, in any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, (1) a party to a reorganization or short-form merger which controls another party to the reorganization or short-form merger shall have the burden of proving that the transaction is just and reasonable as to the shareholders of the controlled party, and (2) a person who controls two or more parties to a reorganization shall have the burden of proving that the transaction is just and reasonable as to the shareholders of any party so controlled.

                                  PROXY CARD

This Proxy is solicited on behalf of the Board of Directors and will be voted. The undersigned hereby appoints Terrence C. Walsh and Charles Kimmel, or either of them, proxies with full power of substitution to vote, as designated below, all shares of common stock which the undersigned is entitled to vote, at the special meeting of shareholders of Tivoli Industries, Inc. to be held on [______], 1999, and any adjournment or postponement thereof. If no direction is made, this Proxy will be voted FOR Proposal 1.

TIVOLI'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1.
--------------------------------------------------------------------

  1. Proposal to approve and adopt the Agreement and Plan of Merger among Tivoli Industries, Inc., Targetti Sankey S.p.A., and Florence Acquisition Corp., in which each share of outstanding Tivoli common stock will be converted into the right to receive $4.50 in cash.

                              FOR            AGAINST        ABSTAIN
                              [ ]              [ ]            [ ]

In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournment of the meeting.

                                Please sign your name here exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


                                _________________________        _______________
                                Signature(s)                     Date

                           - FOLD AND DETACH HERE -